                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(c)




THE  GCG  TRUST

PROSPECTUS
MAY 1, 2000

                                  MONEY MARKET FUND
                                     Liquid Asset Series

                                  BOND FUNDS
                                     Limited Maturity Bond Series
                                     Global Fixed Income Series

                                  BALANCED FUNDS
                                     Fully Managed Series
                                     Total Return Series

                                  STOCK FUNDS
                                    DOMESTIC
                                     Equity Income Series
                                     Investors Series
                                     Value Equity Series
                                     Rising Dividends Series
                                     Managed Global Series
                                     Large Cap Value Series
                                     All Cap Series
                                     Research Series
                                     Capital Appreciation Series
                                     Capital Growth Series
                                     Strategic Equity Series
                                     Mid-Cap Growth Series
                                     Small Cap Series
                                     Growth Series
                                     Real Estate Series
                                     Hard Assets Series

                                    INTERNATIONAL/GLOBAL
                                     Developing World Series
                                     Emerging Markets Series



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
FOR THE SEPARATE ACCOUNT.  BOTH PROSPECTUSES SHOULD BE READ
CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

-------------------------------------------------------------------------
                           TABLE OF CONTENTS
-------------------------------------------------------------------------

    IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."

                                   PAGE                                             PAGE

INTRODUCTION                                      Equity Income
 Investing through your Variable                  Value Equity
   Contract                                       Rising Dividends
 Why Reading this Prospectus is                   Managed Global
 Important                                        Research
 Types of Funds                                   Capital Appreciation
 General Risk Factors                             Capital Growth

PORTFOLIOS AT A GLANCE
 Liquid Asset
 Limited Maturity Bond                            Strategic Equity
 Global Fixed Income                              Mid-Cap Growth
 Fully Managed                                    Small Cap
 Total Return                                     Growth
 Equity Income                                    Real Estate
 Investors                                        Hard Assets
 Value Equity                                     Developing World
 Rising Dividends                                 Emerging Markets
 Managed Global
 Large Cap Value
 All Cap                                          DESCRIPTION OF THE PORTFOLIOS
 Research                                         Liquid Asset
 Capital Appreciation                             Limited Maturity Bond
 Capital Growth                                   Global Fixed Income
 Strategic Equity                                 Fully Managed
 Large Cap Growth                                 Total Return
 Mid-Cap Growth                                   Equity Income
 Small Cap                                        Investors
 Growth                                           Value Equity
 Real Estate                                      Rising Dividends
 Hard Assets                                      Managed Global
 Developing World                                 Large Cap Value
 Emerging Markets                                 All Cap
                                                  Research
                                                  Capital Appreciation
MORE INFORMATION                                  Capital Growth
 A Word about Portfolio Diversity                 Strategic Equity
 Additional Information about the                 Mid-Cap Growth
   Portfolios                                     Small Cap
 Non-Principal Investments and                    Growth
   Strategies                                     Real Estate
 Temporary Defensive Positions                    Hard Assets
   Portfolio Turnover                             Developing World
 Legal Counsel                                    Emerging Markets
 Independent Auditors
                                                  OVERALL MANAGEMENT OF THE TRUST
FINANCIAL HIGHLIGHTS                               The Adviser
 Liquid Asset                                      Advisory Fee
 Limited Maturity Bond
 Global Fixed Income                              SHARE PRICE
 Fully Managed
 Total Return                                     TAXES AND DISTRIBUTIONS

                                                  TO OBTAIN MORE INFORMATION

                                                  THE GCG TRUST TRUSTEES




AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER AGENCY.

-------------------------------------------------------------------------
                            INTRODUCTION
-------------------------------------------------------------------------

INVESTING THROUGH YOUR VARIABLE       MONEY MARKET FUNDS.  Money market
CONTRACT                              instruments (also known as cash
Shares of the portfolios of the       investments) are debt securities
GCG Trust currently are sold to       issued by governments,
segregated asset accounts             corporations, banks, or other
("Separate Accounts") of insurance    financial institutions.
companies as funding choices for
variable annuity contracts and         BOND FUNDS.  Bonds are debt
variable life insurance policies        securities representing loans
("Variable Contracts").  Assets in      from investors.  A bond fund's
the Separate Account are invested       share price - and therefore the
in shares of the portfolios based       value of your investment - can
on your allocation instructions.        rise or fall in value because
Not all portfolios described in         of changing interest rates or
this prospectus may be available        other factors.
under your Variable Contract.  You
do not deal directly with the          BALANCED FUNDS.  A balanced fund
portfolios to purchase or redeem        holds a mix of stocks, bonds,
shares.  The accompanying Separate      and sometimes, cash
Account prospectus describes your       investments.  A balanced fund
rights as a Variable Contract           offers the convenience of
owner.  We may sell shares of the       investing in both stocks and
portfolios to qualified pension         bonds through a single fund.
and retirement plans outside of
the separate account context.          STOCK FUNDS.  Stocks - which
                                        represent shares of ownership
WHY READING THIS PROSPECTUS IS          in a company - generally offer
IMPORTANT                               the greatest potential for long
This prospectus explains the            term growth of principal.  Many
investment objective, risks and         stocks also provide regular
strategy of each of the portfolios      dividends, which are generated
of the GCG Trust.  Reading the          by corporate profits.  While
prospectus will help you to decide      stocks have historically
whether a portfolio is the right        provided the highest long-term
investment for you.  We suggest         returns, they have also
that you keep this prospectus and       exhibited the greatest short-
the prospectus for the Separate         term price fluctuations - so a
Account for future reference.           stock fund has a higher risk of
                                        losing value over the short
TYPES OF FUNDS                          term.
The portfolios are generally
classified among three major asset
classes: stock, bond and money
market.


  MONEY MARKET               BOND                     STOCK
    FUNDS                    FUNDS                    FUNDS

  |----------------------------------------------------------|
  | LOWER     <---------- RISK/RETURN ---------->     HIGHER |
  |----------------------------------------------------------|

-------------------------------------------------------------------------
                        INTRODUCTION (CONTINUED)
-------------------------------------------------------------------------

GENERAL RISK FACTORS                      for shorter-
Investing in the portfolios, as           term bonds, moderate for
with an investment in any                 intermediate-term bonds, and
security, involves risk factors           high for longer-term bonds.  A
and special considerations.  A            bond's duration measures its
portfolio's risk is defined               sensitivity to changes in
primarily by its principal                interest rates.  The longer
investment strategies.  An                the duration, the greater the
investment in a portfolio is not          bond's price movement will be
insured against loss of principal.        as interest rates change.
As with any mutual fund, there can
be no assurance that a portfolio       o  CREDIT RISK.  A bond issuer
will achieve its investment               (debtor) may fail to repay
objective.  Investing in shares of        interest and principal in a
a portfolio should not be                 timely manner.  The price of a
considered a complete investment          security a portfolio holds may
program.  The share value of each         fall due to changing economic,
portfolio (except for the Liquid          political or market conditions
Asset Portfolio) will rise and            or disappointing earnings
fall.  Although the Liquid Asset          results.
Portfolio seeks to preserve the
value of your investment at $1.00      o  CALL RISK.  During periods of
per share, it is still possible to        falling interest rates, a bond
lose money.                               issuer may "call," or repay,
It is important to keep in mind           its high yielding bond before
one of the main axioms of                 the bond's maturity date.
investing:  The higher the risk of        Forced to invest the
losing money, the higher the              unanticipated proceeds at
potential reward.  The lower the          lower interest rates, a
risk, the lower the potential             portfolio would experience a
reward.  As you consider an               decline in income.
investment in a portfolio, you
should take into account your          o  MATURITY RISK.  Interest rate
personal tolerance for investment         risk will affect the price of
risk.                                     a fixed income security more
                                          if the security has a longer
OVERALL RISK:                             maturity because changes in
                                          interest rates are
 o  MANAGER RISK.  A portfolio            increasingly difficult to
    manager of a portfolio may do         predict over longer periods of
    a mediocre or poor job in             time.  Fixed income securities
    selecting securities.                 with longer maturities will
                                          therefore be more volatile
RISK RELATED TO STOCK INVESTING:          than other fixed income
                                          securities with shorter
 o  MARKET AND COMPANY RISK.  The         maturities.  Conversely, fixed
    price of a security held by a         income securities with shorter
    portfolio may fall due to             maturities will be less
    changing economic, political          volatile but generally provide
    or market conditions or               lower returns than fixed
    disappointing earnings                income securities with longer
    results.  Stock prices in             maturities.  The average
    general may decline over short        maturity of a portfolio's
    or even extended periods.  The        fixed income investments will
    stock market tends to be              affect the volatility of the
    cyclical, with periods when           portfolio's share price.
    stock prices generally rise
    and periods when stock prices     Because of these and other risks
    generally decline.  Further,      that may be particular to a
    even though the stock market      portfolio, your investment could
    is cyclical in nature, returns    lose or not make any money.
    from a particular stock market
    segment in which a portfolio
    invests may still trail
    returns from the overall stock
    market.

RISKS RELATED TO BOND INVESTING:

 o  INCOME RISK.  A portfolio's
    income may fall due to falling
    interest rates.  Income risk
    is generally the greatest for
    short-term bonds, and the
    least for long-term bonds.
    Changes in interest rates will
    affect bond prices as well as
    bond income.

 o  INTEREST RATE RISK.  This is the
    risk that bond prices overall
    will decline over short or
    even extended periods due to
    rising interest rates.
    Interest rate risk is
    generally modest

-------------------------------------------------------------------------
                        PORTFOLIOS AT A GLANCE
-------------------------------------------------------------------------


LIQUID  ASSET  PORTFOLIO

INVESTMENT
OBJECTIVE   High level of current income consistent with
            the preservation of capital and liquidity

PRINCIPAL   The Portfolio Manager strives to maintain a
INVESTMENT  stable $1 per share net asset value and its
STRATEGY    investment strategy focuses on safety of
            principal, liquidity and yield, in order of importance, to achieve this goal. The management team implements its strategy through a four-step investment process designed to ensure adherence to regulatory requirements.

            Step One:   The Portfolio Manager
                        actively maintains a formal Approved
                        List of high quality companies.

            Step Two:   Securities of Approved
                        List issuers that meet maturity
                        guidelines and are rated in one of the
                        two highest ratings categories (or
                        determined to be of comparable quality
                        by the Portfolio Manager) are eligible
                        for investment.

            Step Three: Eligible securities are
                        reviewed to ensure that an investment
                        in such securities would not cause the
                        Portfolio to exceed its
                        diversification limits.

            Step Four:  The Portfolio Manager
                        makes yield curve positioning
                        decisions based on liquidity
                        requirements, yield curve analysis and
                        market expectations of future interest
                        rates.

            Money market funds are highly regulated by Rule 2a-7 of the Investment Company Act of
            1940, which sets forth specific maturity, quality and diversification guidelines. The
            Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

             o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category and the
                Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

             o  MATURITY.  The average maturity of the
                portfolio may not exceed 90 days and the remaining maturity of any individual security may not exceed 397 days.

             o DIVERSIFICATION. Generally, at the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applciable to 75% of total assets subject to certain exceptions.



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

  LIQUID
  ASSET
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<< xXx                                                                     >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

              o  MANAGER RISK     o  INCOME RISK

              o  CREDIT RISK      o  INTEREST RATE RISK

            AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS
            NEITHER INSURED NOR GUARANTEED BY THE FEDERAL
            DEPOSIT INSURANCE CORPORATION OR ANY OTHER
            GOVERNMENT AGENCY.  ALTHOUGH THE PORTFOLIO
            SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT
            AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
            MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. ING Investment Management LLC or its affiliate has managed the Portfolio since August 13, 1996. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]


                      LIQUID ASSET -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         7.75%   5.66%   3.13%   2.64%   3.89%   5.51%   5.01%   5.07%   5.13%  4.74%


   |-----------------------------------------------------------|  |--------------------|
   |                AVERAGE ANNUAL TOTAL RETURN                |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  6/30/89...  2.19% |
   |    Annual Total Return   4.74%   5.08%   4.82%    5.11%   |  |                    |
   |                                                           |  |--------------------|
   |                                                           |  |    WORST QUARTER   |
   |                                                           |  |--------------------|
   |                                                           |  | Quarter Ended      |
   |                                                           |  |  6/30/93...  0.63% |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

   The Portfolio's 7-day yield as of December 31, 1999 was 5.54%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

LIMITED  MATURITY  BOND  PORTFOLIO

INVESTMENT
OBJECTIVE   Highest current income consistent with low
            risk to principal and liquidity

            As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL   The Portfolio invests primarily in a
INVESTMENT  diversified portfolio of limited maturity debt
STRATEGY    securities.  At the time of purchase, the debt
            securities generally will mature in seven years or less. The average maturity of the Portfolio generally will not exceed five years, although, in periods of rapidly rising interest rates the Portfolio Manager may shorten maturities to one year or less.

            To achieve the Portfolio's objective, the Portfolio Manager:

             o  manages the Portfolio's maturities

             o  analyzes technical data in order to
                determine which investment choices offer the best value

             o over-weights or under-weights the sectors in which the Portfolio may invest relative to the benchmark based on sector analysis and market opportunities

             o  selects securities with positive credit
                fundamentals, liquidity and relative value within sectors

            The Portfolio Manager selects debt instruments from the following broad sectors:

             o  U.S. Treasury            o  U.S. government
                securities                  agency securities

             o  corporate securities     o  mortgage-backed
                                            securities

             o  asset-backed             o  money market
                securities                  securities

            Eligible security types include corporate securities, U.S. Treasury securities, U.S.
            government agency securities, variable or floating rate securities, mortgage-backed securities, asset-backed securities, dollar-denominated foreign securities, money market securities, reverse repurchase agreements, shares of other investment companies, futures, options and options on futures, sovereign debt, supranational organizations and real estate investment trusts (REITS).




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

     LIMITED
    MATURITY
      BOND
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<    xXx                                                                  >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that you will lose
RISKS       money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

               o  MANAGER RISK          o  INTEREST RATE RISK

               o  CALL RISK             o  INCOME RISK

               o  CREDIT RISK

PERFORMANCE The value of your shares in a portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. ING Investment Management LLC or its affiliate has managed the Portfolio since August 13, 1996. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]


                      LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         7.87%  11.27%   4.84%   6.20%  -1.19%  11.72%   4.32%   6.67%   6.86%  1.13%


   |-----------------------------------------------------------|  |--------------------|
   |                AVERAGE ANNUAL TOTAL RETURN                |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  6/30/89...  4.93% |
   |    Annual Total Return   1.13%   6.08%   5.90%     6.27%  |  |--------------------|
   |  Merrill Lynch 1-5 Year                                   |  |    WORST QUARTER   |
   |    Corporate/Government                                   |  |--------------------|
   |    Bond Index            2.19%   6.86%   7.00%     7.39%  |  | Quarter Ended      |
   |                                                           |  |                    |
   |                                                           |  |  3/31/94...(1.04)% |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

   The Merrill Lynch 1-5 Year Corporate/Government Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

GLOBAL  FIXED  INCOME  PORTFOLIO

INVESTMENT
OBJECTIVE   High total return

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in high-grade debt
STRATEGY securities, both foreign and domestic, and related foreign currency transactions. The Portfolio primarily invests in:

               o obligations issued or guaranteed by foreign national governments, or their agencies, instrumentalities or political subdivisions

               o  U.S. government securities

               o  debt securities issued or guaranteed by
                  supranational organizations, considered to be
                  "government securities"

               o non-government foreign and domestic debt securities, including corporate debt securities, bank obligations, mortgage-backed or asset-backed securities, and repurchase agreements

            The Portfolio Manager allocates the Portfolio's investments among those markets, companies and currencies that offer the most attractive combination of high income and principal stability.

            In evaluating investments for the Portfolio, the Portfolio Manager analyzes relative yields and the appreciation potential of securities in particular markets, world interest rates and monetary trends, economic, political and financial market conditions in different countries, credit quality, and the relationship of individual foreign currencies to the U.S. dollar. The Portfolio Manager also relies on internally and externally generated financial, economic, and credit research to evaluate alternative investment opportunities.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

        GLOBAL
        FIXED
        INCOME
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<       xXx                                                               >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that you will
RISKS       lose money or not make money.  An investment in the
            Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

               o  MANAGER RISK          o  CREDIT RISK

               o  INCOME RISK           o  CALL RISK

               o  INTEREST RATE RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios - Global Fixed Income
            Portfolio":

               o  EMERGING MARKET RISK

               o  DIVERSIFICATION RISK

               o  GEOGRAPHIC CONCENTRATION RISK

               o  FOREIGN INVESTMENT AND CURRENCY RISK


PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International Investment Limited has managed the Portfolio since August 17, 1998. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                   GLOBAL FIXED INCOME -- ANNUAL TOTAL RETURN

Year       1999
          (8.62)%

 |--------------------------------------------------|  |--------------------|
 |            AVERAGE ANNUAL TOTAL RETURN           |  |     BEST QUARTER   |
 |--------------------------------------------------|  |--------------------|
 |                            1 YEAR    8/14/98     |  |                    |
 |                                    (INCEPTION)   |  |  Quarter Ended     |
 |  Portfolio's Average                             |  |  9/30/99...  1.85% |
 |    Annual Total Return     (8.62)%    (0.96)%    |  |--------------------|
 |  Merrill Lynch Global                            |  |    WORST QUARTER   |
 |    Gov't Bond Index II     (4.52)%      6.74%    |  |--------------------|
 |                                                  |  |                    |
 |                                                  |  | Quarter Ended      |
 |                                                  |  |  3/31/99...(5.01)% |
 |--------------------------------------------------|  |--------------------|


      The Merrill Lynch Global Government Bond Index II is comprised of government bonds from major countries, including the United States.

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


FULLY  MANAGED  PORTFOLIO


INVESTMENT  Over the long term, a high total investment
OBJECTIVE   return, consistent with the preservation of
            capital and with prudent investment risk

PRINCIPAL   The Portfolio invests primarily in the common
INVESTMENT  stocks of established companies the Portfolio
STRATEGY    Manager believes to have above-average potential
            for capital growth. Common stocks typically make up at least half of the Portfolio's total assets.
            The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The
            Portfolio typically invests at least half of its assets in equity securities and the remaining assets in other securities, including corporate and government debt, convertibles, warrants, preferred stocks, foreign securities, futures, and options, in pursuit of its asset allocation strategy.

            The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than his market outlook.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK            o  INTEREST RATE RISK

             o  CALL RISK               o  INCOME RISK

             o  MARKET AND COMPANY      o  CREDIT RISK
                RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Fully Managed Portfolio":

             o  VALUE INVESTING RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

            FULLY
           MANAGED
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<          xXx                                                            >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. T. Rowe Price Associates,
            Inc. has managed the Portfolio since January
            1, 1995. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      FULLY MANAGED -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
        -3.18%  28.93%   6.23%   7.59%  -7.27%  20.80%  16.36%  15.27%   5.89%  6.92%


   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  | 6/30/99...  10.77% |
   |    Annual Total Return    6.92% 12.90%   9.27%     8.83%  |  |--------------------|
   |  Standard & Poor's 500                                    |  |    WORST QUARTER   |
   |    Index                 21.03% 28.54%  18.19%     18.74% |  |--------------------|
   |  Lehman Brothers Inter-                                   |  | Quarter Ended      |
   |    mediate Government/                                    |  |                    |
   |    Corporate Bond Index  (2.15)% 7.61%   7.65%      8.17% |  |  9/30/90...(10.81)%|
   |  60% S&P/40% Lehman                                       |  |                    |
   |    Index                 11.76% 20.17%  13.98%     14.51% |  |--------------------|
   |                                                           |
   |-----------------------------------------------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


TOTAL  RETURN  PORTFOLIO

INVESTMENT  Above-average income (compared to a portfolio
OBJECTIVE   entirely invested in equity securities)
            consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT  The Portfolio is a "balanced fund," and
STRATEGY invests in a combination of equity and fixed income securities. The Portfolio normally invests:

             o  at least 40%, but not more than 75%, of
                its assets in common stocks and related
                equity securities

             o at least 25%, but not more than 60% of its assets in non-convertible fixed income securities

            EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio.
            This means that securities are selected based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the
            Portfolio Manager and its group of equity research analysts and not selected based on the industry in which they belong.

            While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that it believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market or the market has overlooked them. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

            FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, which include:

             o  U.S. government        o  corporate bonds
                securities

             o  mortgage-backed and asset-backed
                securities

            In selecting fixed income investments for the Portfolio, the Portfolio Manager assesses the three-month outlook for various segments of the fixed income markets. The three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

              TOTAL
              RETURN
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<             xXx                                                         >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


            The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depository Receipts.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.

            An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

             o  MANAGER RISK         o  INTEREST RATE RISK

             o  INCOME RISK          o  CREDIT RISK

             o  CALL RISK            o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Total Return Portfolio":

             o  ALLOCATION RISK      o  UNDERVALUED SECURITIES RISK

             o  CONVERTIBLE          o  HIGH YIELD BOND RISK
                SECURITIES RISK

             o  EMERGING MARKET      o  FOREIGN INVESTMENT AND
                RISK                    CURRENCY RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. Since the Total Return Portfolio became available to investors on August 17, 1998, performance information on previous full years is not available. Massachusetts Financial Services Company has managed the Portfolio since its inception. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services
            Company has managed the Portfolio since August 17, 1998.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                   TOTAL RETURN -- ANNUAL TOTAL RETURN

Year          1999
              3.38%


   |------------------------------------------------|  |--------------------|
   |          AVERAGE ANNUAL TOTAL RETURN           |  |     BEST QUARTER   |
   |------------------------------------------------|  |--------------------|
   |                         1 YEAR        8/14/98  |  | Quarter Ended      |
   |                                    (INCEPTION) |  | 12/31/98...  6.90% |
   |  Portfolio's Average                           |  |                    |
   |    Annual Total Return    3.38%        7.51%   |  |--------------------|
   |  Standard & Poor's 500                         |  |    WORST QUARTER   |
   |    Index                 21.03%       22.65%   |  |--------------------|
   |  Lehman Brothers Inter-                        |  | Quarter Ended      |
   |    mediate Government/                         |  | 9/30/99..  (4.82)% |
   |    Corporate Bond Index  (2.15)%      1.93%    |  |                    |
   |  60% S&P/40% Lehman                            |  |--------------------|
   |    Index                 11.76%      14.36%    |
   |------------------------------------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities. The Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------



                    This page intentionally left blank.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

EQUITY  INCOME  PORTFOLIO


INVESTMENT
OBJECTIVE   Substantial dividend income as well as long-
            term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in the common stocks of well-
STRATEGY    established companies paying above-average
            dividends. The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

            In selecting investments, the Portfolio
            Manager generally looks for companies with the following:

             o  an established operating history

             o above-average dividend yield relative to the S&P 500

             o low price/earnings ratio relative to the S&P 500

             o a sound balance sheet and other positive financial characteristics

             o  low stock price relative to a company's
                underlying value as measured by assets,
                cash flow or business franchises

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Equity Income Portfolio":

             o  VALUE INVESTING RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                 EQUITY
                 INCOME
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                xXx                                                      >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. T. Rowe Price Associates,
            Inc. has managed the Portfolio since March 1, 1999. Prior to that date, different firms managed the Portfolioand performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]


                      EQUITY INCOME -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         4.74%  20.02%   1.88%  11.13%  -1.18%  18.93%   8.77%  17.44%   8.26%  (0.72)%


   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  3/31/91...  8.42% |
   |    Annual Total Return   (.72)%  10.31%   8.67%    8.75%  |  |--------------------|
   |  Standard & Poor's 500                                    |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%   18.19%   18.74%  |  |--------------------|
   |                                                           |  | Quarter Ended      |
   |  Lehman Brothers                                          |  |                    |
   |   Intermediate Govern-                                    |  |  9/30/99...(8.63)% |
   |   ment/Corporate Bond                                     |  |                    |
   |   Index                  (2.15%)  7.61%    7.65%   8.17%  |  |                    |
   |  40% S&P/60% Lehman                                       |  |                    |
   |   Index                   7.12% 15.98%    11.87%  12.40%  |  |                    |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|


      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities. The Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

-------------------------------------------------------------------------
                        PORTFOLIOS AT A GLANCE
-------------------------------------------------------------------------


INVESTORS PORTFOLIO

INVESTMENT
OBJECTIVE   Seek long-term growth of capital.  Current income
            is a secondary objective

PRINCIPAL   The Portfolio invests primarily in equity securities of
INVESTMENT  U.S. companies.  The Portfolio may also invest in other
STRATEGY    equity securities.  To a lesser degree, the Portfolio invests in income producing securities such as debt securities.

            The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

            In selecting individual companies for investment, the Portfolio Manager looks for the following:

                o   Long-term history of performance

                o   Competitive market position

                o   Competitive products and services

                o   Strong cash flow

                o   High return on equity

                o   Strong financial condition

                o   Experienced and effective management

                o   Global scope



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                  INVESTORS
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                   xXx                                                   >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL    Any investment in the Portfolio involves the possibility that
RISKS        you will lose money or not make money.  An investment in the
             Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   Manager Risk

                o   Market and Company Risk

                o   Call Risk

                o   Income Risk

                o   Interest Rate Risk

                o   Credit Risk

                o   Maturity Risk

             An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios -- Investors Portfolio."

                o   Growth Investing Risk

PERFORMANCE  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Investors Portfolio became available to investors on February 1, 2000, performance information for previous calendar years is not available.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


VALUE  EQUITY  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation.  Dividend income is a
            secondary objective.

PRINCIPAL   The Portfolio normally invests primarily in
INVESTMENT  common stocks of domestic and foreign issuers
STRATEGY    that meet quantitative standards relating to
            financial soundness and high intrinsic value relative to price.

            In selecting equity securities, the Portfolio
            Manager identifies stocks trading at a
            significant discount to their underlying intrinsic value that fall into at least one of three basic categories:

             o "Pure" value opportunities -- stocks that appear attractive relative to the broader market

             o "Relative" value opportunities -- stocks that trade at a discount to the valuation parameters historically applied to them or their peer group

             o  "Event-driven" value opportunities --
                stocks whose underlying value may be
                recognized as a result of a realized or
                anticipated event

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Value Equity Portfolio":

             o  VALUE INVESTING RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                       VALUE
                       EQUITY
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                      xXx                                                >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes
            from year-to-year.  The accompanying table
            shows the Portfolio's average annual total
            return for 1 year, 5 years and since its
            inception date as compared to the applicable
            market index.  The average annual total
            returns include reinvestment of dividends and
            distributions.   This may help you weigh the
            risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Eagle Asset Management, Inc.
            has managed the Portfolio since its inception.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      VALUE EQUITY -- ANNUAL TOTAL RETURN
Year     1995    1996    1997    1998    1999
        35.21%  10.62%  27.28%   1.55%   0.51%

   |-------------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN                   |  |     BEST QUARTER   |
   |-------------------------------------------------------|  |--------------------|
   |                         1 YEAR    5 YEAR     1/3/95   |  | Quarter Ended      |
   |                               (INCEPTION)             |  |                    |
   |                                                       |  | 12/31/98... 17.34% |
   |  Portfolio's Average                                  |  |                    |
   |    Annual Total Return   0.51%    14.24%     14.24%   |  |--------------------|
   |  Standard & Poor's 500                                |  |    WORST QUARTER   |
   |    Index                21.03%    28.54%     28.54%   |  |--------------------|
   |  Russell Midcap Index   18.23%    21.86%     21.86%   |  | Quarter Ended      |
   |                                                       |  |  9/30/98..(14.99)% |
   |-------------------------------------------------------|  |--------------------|

      The Russell Midcap Index consists of the 800 smallest companies in the Russell 1,000 Index, which contains the 1,000 largest companies in the United States. The Standard & Poor's
      500 Index is comprised of 500 U.S. stocks.  The
      Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


RISING  DIVIDENDS  PORTFOLIO


INVESTMENT
OBJECTIVE   Capital appreciation.  A secondary objective
            is dividend income.

PRINCIPAL
INVESTMENT  The Rising Dividends Portfolio invests in high-
STRATEGY quality equity securities, most of which meet all of the following quality criteria:

             o  regular dividend increases during the last
                10 years

             o  at least 35% of earnings reinvested
                annually

             o  credit rating of "A" to "AAA" or
                equivalent

            In selecting equity securities, the Portfolio
            Manager screens databases to create a universe of companies that meet the preceding criteria.
            The Portfolio Manager then fundamentally analyzes the securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. A proprietary computer model compares expected rates of return for each equity security in the universe. In deciding whether to purchase a security, the Portfolio Manager appraises a company's fundamental strengths and relative attractiveness based on its expected return.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Rising Dividends Portfolio":

             o  MANAGEMENT TECHNIQUE RISK


===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                         RISING
                        DIVIDENDS
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                         xXx                                             >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Kayne Anderson Investment Management, LLC has managed the Portfolio since its inception.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]

                      RISING DIVIDENDS -- ANNUAL TOTAL RETURN

Year     1994    1995    1996    1997    1998    1999
         0.59%  31.06%  20.65%  29.82%  14.13%  15.88%


   |-------------------------------------------------|  |--------------------|
   |          AVERAGE ANNUAL TOTAL RETURN            |  |    BEST QUARTER    |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10/4/93 |  | Quarter Ended      |
   |                                (INCEPTION)      |  |                    |
   |  Portfolio's Average                            |  | 12/31/98... 17.29% |
   |    Annual Total Return  15.88%  22.11%  18.05%  |  |--------------------|
   |  Standard & Poor's 500                          |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%  22.95%  |  |--------------------|
   |                                                 |  | Quarter Ended      |
   |                                                 |  |                    |
   |                                                 |  |  9/30/98..(14.88)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


MANAGED  GLOBAL  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation.  Current income is only
            an incidental consideration.

PRINCIPAL   The Portfolio invests primarily in common
INVESTMENT  stocks traded in securities markets throughout
STRATEGY    the world.  The Portfolio generally invests at
            least 65% of its assets in at least three different countries, one of which may be the United States.

            The Portfolio may invest in any type of
            company, large or small, with earnings showing a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Managed Global Portfolio":

             o  EMERGING MARKET RISK

             o  SMALL COMPANY RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  GEOGRAPHIC CONCENTRATION RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                             MANAGED
                             GLOBAL
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                            xXx                                          >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Prior to that date, different firms managed the Portfolio and performance is attributable to those managers.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      MANAGED GLOBAL -- ANNUAL TOTAL RETURN

Year     1993    1994    1995    1996    1997    1998    1999
         6.59% -13.21%   7.56%  12.27%  12.17%  29.31%  63.30%


   |-------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN             |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                        1 YEAR  5 YEAR  10/21/92 |  | Quarter Ended      |
   |                                 (INCEPTION)     |  | 12/31/99... 47.69% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  63.30%  23.36%   14.50% |  |--------------------|
   |  Morgan Stanley Capital                         |  |    WORST QUARTER   |
   |    International All                            |  |--------------------|
   |    Country World Free                           |  | Quarter Ended      |
   |    Index                26.82%  19.19%   17.80% |  |                    |
   |                                                 |  |  9/30/98...(12.36)%|
   |-------------------------------------------------|  |--------------------|

      The Morgan Stanley Capital International All
      Country World Free Index is comprised of equity securities in countries around the world, including the United
      States, other developed countries and emerging markets.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

LARGE  CAP  VALUE  PORTFOLIO

Investment
Objective    Seek long-term growth of capital and income

Principal    The Portfolio Manager seeks to achieve the Portfolio's
Investment   investment objective by investing, under normal market
Strategy     conditions, primarily in equity and equity-related
             securities of companies with market capitalization greater than $1 billion at the time of purchase.

             In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depository Receipts and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars and other securities representing ownership interests in securities of foreign companies, such as European Depository Receipts and Global Depository Receipts.

Principal    Any investment in the Portfolio involves the possibility
Risks        that you will lose money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   Manager Risk

                o   Market and Company Risk

             An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios -- Large Cap Value Portfolio".

                o   Growth Investment Risk



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                LARGE
                                 CAP
                                VALUE
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                               xXx                                       >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE  An investment in the Portfolio will fluctuate depending on the Portfolio's investment performance.  Since the Large
             Cap Value Portfolio became available to investors on February 1, 2000, performance information for previous calender years is not available.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

ALL-CAP  PORTFOLIO

INVESTMENT  Capital Appreciation through investment in securities which
OBJECTIVE   the Portfolio Manager believes have above-average capital
            appreciation potential

PRINCIPAL   The Portfolio invests primarily in equity securities
INVESTMENT  of U.S. companies of any size.  The Portfolio Manager
STRATEGY    emphasizes individual security selection while
            spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager seeks to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics.

            In selecting individual companies for investment, the Portfolio Manager looks for the following:

                o Stock prices that appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings' declines

                o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares

                o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other

            The Portfolio is non-diversified and, when compared with other funds, may invest a larger portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risks of default or the poor earnings of any such issuer.



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                  ALL-CAP
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                  xXx                                    >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL     Any investment in the Portfolio involves the possibility
RISKS         that you will lose money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   Manager Risk

                o   Market and Company Risk

              An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios -- All Cap Portfolio":

                o   Growth Investing Risk

                o   Small Company Risk

                o   Mid-Cap Company Risk

                o   Undervalued Securities Risk

PERFORMANCE   An investment in the Portfolio will fluctuate depending on the
              Portfolio's investment performance.  Since the All Cap
              Portfolio became available to investors on February 1, 2000, performance information for previous calender years is not available.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


RESEARCH PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital and future income

PRINCIPAL   The Portfolio normally invests at least 80% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stock,
            convertible securities and depository
            receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.
            The Portfolio may invest in companies of any size. The Portfolio's investments may also include foreign securities, and securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios-Research
            Portfolio":

             o  OTC INVESTMENT RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                    RESEARCH
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                     xXx                                 >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services Company has managed the Portfolio since August 17, 1998. Prior to that date, a different firm managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                     RESEARCH PORTFOLIO -- ANNUAL TOTAL RETURN

Year        1999
           24.23%

   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                         1 YEAR    8/17/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  | 12/31/99... 21.71% |
   |    Annual Total Return   24.23%    29.10%  |  |--------------------|
   |  Standard & Poor's 500                     |  |    WORST QUARTER   |
   |    Index                 21.03%    22.65%  |  |--------------------|
   |  Russell Mid-Cap Index   18.23%    17.18   |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  |  9/30/99...(6.62)% |
   |--------------------------------------------|  |--------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S.
      stocks. The Russell Mid-Cap Index consists of the 800 smallest companies in the Russell 1000 Index.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

CAPITAL  APPRECIATION  PORTFOLIO


INVESTMENT
OBJECTIVE   Long-term capital growth

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities the Portfolio Manager believes to
STRATEGY    be undervalued relative to the Portfolio
            Manager's appraisal of the current or
            projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally.

            The Portfolio Manager focuses on undervalued equity securities of:

             o  out-of-favor cyclical growth companies

             o  established growth companies that are
                undervalued compared to historical
                relative valuation parameters

             o  companies where there is early but
                tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities

             o  companies whose equity securities are
                selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Capital Appreciation Portfolio":

             o  VALUE INVESTING RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                        CAPITAL
                                      APPRECIATION
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                        xXx                              >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. A I M Capital Management, Inc. has managed the Portfolio since April 1, 1999. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      CAPITAL APPRECIATION -- ANNUAL TOTAL RETURN

Year     1993    1994    1995    1996    1997    1998    1999
         8.31%  -1.59%  30.16%  20.26%  28.95%  12.68%   24.64%


   |-------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN             |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  5/4/92  |  | Quarter Ended      |
   |                               (INCEPTION)       |  | 12/31/99... 17.50% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  24.64%  23.17%  17.10%  |  |--------------------|
   |  Standard & Poor's 500                          |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%  20.56%  |  |--------------------|
   |                                                 |  | Quarter Ended      |
   |                                                 |  |  9/30/98..(13.12)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|


     The Standard & Poor's 500 Index is comprised of 500 U.S. stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


CAPITAL  GROWTH  PORTFOLIO


INVESTMENT
OBJECTIVE   Long-term total return

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in common
STRATEGY stocks of companies where the potential for change (earnings acceleration) appears significant.

            The Portfolio Manager applies a growth-
            oriented investment philosophy defined by its:

             o  Early recognition of change

                 o Value is created through the dynamics of changing economic, industry and company fundamentals

                 o  The Portfolio Manager's willingness to
                    invest on incomplete information

                 o  Judgment about the future, not merely
                    extrapolation of the past

                 o  Invest in one to two year relative
                    earnings strength at an early stage and at a reasonable price

             o  COMMITMENT TO FUNDAMENTAL RESEARCH

                 o  Twenty-one fundamental analysts covering
                    U.S. companies

                 o  EMPHASIS ON STOCK SELECTION

                 o Emphasis on companies and industries where the potential for change (earnings acceleration) is significant

                 o  Remain fully invested



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                           CAPITAL
                                           GROWTH
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                           xXx                           >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK           o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Capital Growth Portfolio":

             o  GROWTH INVESTING RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  EMERGING MARKET RISK

             o  HIGH YIELD BOND RISK

PERFORMANCE The value of your shareS in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999.
            The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Alliance Capital Management
            L.P. has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      CAPITAL GROWTH -- ANNUAL TOTAL RETURN
Year     1999
        25.56%


   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                          1 YEAR   8/17/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  |  12/31/99...25.08% |
   |    Annual Total Return   25.56%    26.50%  |  |--------------------|
   |  Standard & Poor's                         |  |    WORST QUARTER   |
   |    Mid-Cap 400 Index     14.72%    23.54%  |  |--------------------|
   |                                            |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  |  9/30/99...(9.05)% |
   |--------------------------------------------|  |--------------------|

            The Standard & Poor's Mid-Cap 400 Index is comprised of 400 mid-cap U.S. stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

STRATEGIC  EQUITY  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests principally in common
INVESTMENT  stocks of medium-sized and  small-sized growth
STRATEGY    companies.  The Portfolio Manager focuses on
            companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

            The Portfolio primarily invests in
            securities of two basic categories of
            companies: (a) "core" companies, which the Portfolio Manager considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and
            (b) "earnings acceleration" companies that the Portfolio Manager believes are currently enjoying a dramatic increase in profits.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios
            -- Strategic Equity Portfolio":

             o  GROWTH INVESTING RISK

             o  SMALL COMPANY RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  MID-CAP COMPANY RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                             STRATEGIC
                                              EQUITY
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                              xXx                        >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes
            from year-to-year.  The accompanying table
            shows the Portfolio's average annual total
            return for 1 year and since its
            inception date as compared to the applicable
            market index.  The average annual total
            return includes reinvestment of dividends and
            distributions.   This may help you weigh the
            risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. A I M Capital Management, Inc. has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      STRATEGIC EQUITY -- ANNUAL TOTAL RETURN
Year     1996    1997    1998    1999
        19.39%  23.16%   0.84%   56.24%


   |-------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN             |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR          10/2/95 |  | Quarter Ended      |
   |                                (INCEPTION)      |  | 12/31/99... 39.19% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  56.24%          21.97%  |  |--------------------|
   |  Russell Midcap Index   18.23%          18.57%  |  |    WORST QUARTER   |
   |  Russell 2000 Index     21.26%          13.63%  |  |--------------------|
   |                                                 |  | Quarter Ended      |
   |                                                 |  |  9/30/98..(17.96)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|


     The Russell Midcap Index is consisted of the 800 smallest companies in the Russell 1000
     Index, which contains the 1,000 largest
     companies in the United States.  The Russell 2000
     Index represents the 2,000 smallest companies
     Russell 3000 Index, which contains the 3,000 in the largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

MID-CAP  GROWTH  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in common stocks and related equity
STRATEGY    securities (such as preferred stock,
            convertible securities and depository
            receipts) of companies with medium market capitalizations (or "mid-cap") which the
            Portfolio Manager believes have above-average growth potential.

            The Portfolio Manager defines mid-cap
            companies as companies with market
            capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap/tm/ Growth Index at the time of the Portfolio's investment.

            Growth companies are companies that the
            Portfolio Manager considers well-run and poised for growth. The Portfolio Manager looks particularly for companies which demonstrate:

             o a strong franchise, strong cash flows and a recurring revenue stream

             o a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

             o  a strong management team with a clearly
                defined strategy

             o  a catalyst that may accelerate growth

            The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Portfolio Manager and its group of equity research analysts and generally not selected based on the industry in which they belong.

            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                     MID-CAP
                                                     GROWTH
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                    xXx                  >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Mid-Cap Growth Portfolio":

             o  MID-CAP COMPANY RISK

             o  EMERGING MARKETS RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  OTC INVESTMENT RISK

             o  GROWTH INVESTING RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999.
            The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services Company has managed the Portfolio since August 17, 1998. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      MID CAP GROWTH -- ANNUAL TOTAL RETURN

Year             1999
                79.05%


   |------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN            |  |     BEST QUARTER   |
   |------------------------------------------------|  |--------------------|
   |                         1 YEAR       8/17/98   |  | Quarter Ended      |
   |                                   (INCEPTION)  |  | 12/31/99... 41.28% |
   |  Portfolio's Average                           |  |                    |
   |    Annual Total Return   79.05%     69.91%     |  |--------------------|
   |  Russell Mid-Cap Index   18.23%     17.18      |  |    WORST QUARTER   |
   |  Russell 2000 Index      21.26%     15.39%     |  |--------------------|
   |                                                |  | Quarter Ended      |
   |                                                |  |  9/30/99... 4.28%  |
   |                                                |  |                    |
   |------------------------------------------------|  |--------------------|

     The Russell Midcap Index is comprised of the 800 smallest companies in the Russell 1000
     Index, which contains the 1,000 largest
     companies in the United States.  The Russell 2000
     Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

SMALL  CAP  PORTFOLIO


INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of small capitalization ("small-
STRATEGY    cap") companies.  The Portfolio Manager
            considers small cap companies to be companies that have total market capitalization within the range of companies included in the

             o  Russell 2000 Growth Index

             o  Standard & Poor's Small Cap 600 Index

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Small Cap Portfolio":

             o  SMALL CAP COMPANY RISK

             o  OTC INVESTMENT RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                        SMALL
                                                         CAP
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                       xXx               >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Prior to that date, a different firm managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]

                      SMALL CAP -- ANNUAL TOTAL RETURN
Year     1996    1997    1998    1999
        20.10%  10.32%  20.98%  50.61%

   |-------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN             |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR           1/3/96 |  | Quarter Ended      |
   |                               (INCEPTION)       |  | 12/31/99... 33.90% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  50.61%          24.69%  |  |--------------------|
   |  Russell 2000 Index     21.26%          16.15%  |  |    WORST QUARTER   |
   |                                                 |  |--------------------|
   |                                                 |  | Quarter Ended      |
   |                                                 |  |  9/30/98..(19.52)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|

      The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


GROWTH  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests primarily in common
INVESTMENT  stocks of growth companies that have favorable
STRATEGY    relationships between price/earnings ratios
            and growth rates in sectors offering the potential for above-average returns.

            The Portfolio invests primarily in common stocks the Portfolio Manager believes will appreciate in value. The Portfolio Manager generally takes a "bottom up" approach to selecting companies. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Income is not a significant consideration when choosing investments for the Portfolio.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Growth Portfolio":

             o  GROWTH INVESTING RISK

             o  SMALL COMPANY RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK


             o  HIGH YIELD BOND RISK





===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                           GROWTH
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                          xXx            >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Janus Capital Corporation has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                     GROWTH PORTFOLIO -- ANNUAL TOTAL RETURN
Year       1999
          78.13%


   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                         1 YEAR    8/14/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  | 12/31/99...41.31%  |
   |    Annual Total Return   78.13%    67.67%  |  |--------------------|
   |  Standard & Poor's 500                     |  |    WORST QUARTER   |
   |    Index                 21.03%    22.65%  |  |--------------------|
   |                                            |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  | 9/30/99...3.58%    |
   |--------------------------------------------|  |--------------------|

            The Standard & Poor's 500 Index is comprised of 500 U.S. Stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

REAL  ESTATE  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation.  Current income is a
            secondary objective.

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in the real estate
STRATEGY    industry that are listed on national exchanges
            or the National Association of Securities
            Dealers Automated Quotation System ("NASDAQ").
            The Portfolio Manager selects securities generally for long-term investment.

            The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues from, the following sectors of the real estate industry:

             o  ownership (including listed real estate
                investment trusts)

             o  construction and development

             o  asset sales

             o  property management or sale

             o  other related real estate services

            The Portfolio may invest more than 25% of its assets in any of the above sectors.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios
            -- Real Estate Portfolio":

             o  REAL ESTATE         o  INDUSTRY CONCENTRATION
                RISK                   RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                               REAL
                                                              ESTATE
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                             xXx         >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------
PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The average annual total return includes reinvestment of dividends and distributions. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. The Prudential Investment
            Corporation has managed the Portfolio since
            April 28, 2000. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]


                      REAL ESTATE -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
       -20.78%  34.06%  13.87%  17.27%   6.34%  16.59%  35.30%  22.79%  (13.45%) (3.81)%


   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                  (INCEPTION)              |  |                    |
   |  Portfolio's Average                                      |  | 3/31/91... 23.44%  |
   |    Annual Total Return (3.81)% 10.03%    9.29     8.35%   |  |--------------------|
   |  Wilshire Real Estate                                     |  |    WORST QUARTER   |
   |    Securities Index    (3.19)%  8.24%    4.13     3.88%   |  |--------------------|
   |                                                           |  | Quarter Ended      |
   |                                                           |  |  3/30/90..(15.18)% |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

      The Wilshire Real Estate Securities Index consists of real estate investment trusts
      (REITs) and real estate operating companies
      (REOCs).

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


HARD  ASSETS  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in hard asset
INVESTMENT  securities.  Hard asset securities include
STRATEGY    equity and debt securities of hard asset
            companies and securities, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index.
            Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

             o  precious metals

             o  ferrous and non-ferrous metals

             o  integrated oil

             o  exploration/production oil

             o  gas, other hydrocarbons

             o  forest products

             o  agricultural commodities

             o other basic materials that can be priced by a market

            The Portfolio may invest up to a maximum of 50% in any one of the above sectors.

            The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.
            A non-diversified portoflio has greater exposure to the risk of default or the poor earnings of the issuer.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                                 HARD
                                                                ASSETS
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                                xXx      >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject
            to the following principal risks
            described under "Introduction -- General Risk
            Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            In addition, an investment in the Portfolio is subject to the following principal risks described under "Description of the Portfolios
            -- Hard Assets Portfolio":

             o  HARD ASSET RISK         o  INDUSTRY CONCENTRATION
                                           RISK

             o  SECTOR CONCENTRATION    o  OTC INVESTMENT RISK
                RISK

             o  FOREIGN INVESTMENT AND
                CURRENCY RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International
            Investment Limited has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      HARD ASSETS -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
       -13.84%   4.70%  -9.81%  49.93%   2.53%  10.69%  33.17%   6.22% -29.58%  23.36%



   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                    (INCEPTION)            |  |                    |
   |  Portfolio's Average                                      |  | 12/31/93... 21.80% |
   |    Annual Total Return  23.36%   6.35%   5.46%     6.66%  |  |--------------------|
   |  Standard & Poor's 500                                    |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%  18.19%    18.74%  |  |--------------------|
   |  Russell 2000 Index     21.26%  16.69%  13.40%    13.31%  |  | Quarter Ended      |
   |                                                           |  |  9/30/98...(19.01)%|
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

      The Standard & Poor's Index is comprised of
      500 U.S. stocks. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


DEVELOPING  WORLD  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Developing World Portfolio invests
INVESTMENT  primarily in emerging market companies. The
STRATEGY    Portfolio normally invests in at least six
            "emerging market countries" with no
            more than 35% of its assets in any one
            country. Emerging market countries are those that are indentified as such in the Morgan
            Stanley Capital International Emerging Markets
            Free Index, or the International Finance
            Corporation Emerging Market Index, or by the
            Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. A list of such countries is set forth under "Description of the Portfolios --
            Developing World Portfolio."

            The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of research into the key drivers of emerging market performance, the Portfolio Manager has defined a disci-plined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on key factors behind each of the five drivers. For example, for growth, it is the quality and direction of GDP growth in a country or the potential for earnings suprise at the company level that is focused upon. It is the structured fundamental research that drives both the country and company selection decision making.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Developing World Portfolio":

             o  EMERGING MARKET RISK

             o  MANAGEMENT TECHNIQUE RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  GEOGRAPHIC CONCENTRATION RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                                  DEVELOPING
                                                                    WORLD
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                                   xXx   >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International Investment Limited has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                    DEVELOPING WORLD -- ANNUAL TOTAL RETURN

Year         1999
            61.66%


   |--------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN         |  |     BEST QUARTER   |
   |--------------------------------------------------|  |--------------------|
   |                         1 YEAR       2/18/98     |  | Quarter Ended      |
   |                             (INCEPTION)          |  | 12/31/99...  31.50%|
   |  Portfolio's Average                             |  |                    |
   |    Annual Total Return    61.66%        9.87%    |  |--------------------|
   |  Morgan Stanley Capital                          |  |    WORST QUARTER   |
   |    International Emerging                        |  |--------------------|
   |    Markets Free Index     66.41%       11.45%    |  | Quarter Ended      |
   |                                                  |  |  6/30/98...(20.81)%|
   |--------------------------------------------------|  |--------------------|

      The Morgan Stanley Capital International
      Emerging Markets Free Index is comprised of equity securities in emerging markets.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


EMERGING  MARKETS  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in at least six
STRATEGY    different emerging market countries.  The
            Portfolio's investment philosophy is to
            capitalize on emerging capital markets in developing nations and other nations in which economic and political factors may produce above average growth rates.

            Emerging market countries are those that are identified as such in the Morgan Stanley
            Capital International Emerging Markets Free
            Index or the International Finance Corporation
            Emerging Market Index, or by the Portfolio
            Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication.

            The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of in depth research into the key drivers of emerging market performance, the Portfolio Manager defined a disciplined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework.
            It is the structured fundamental research that drives both the country and company selection decision making.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK            o  MARKET AND COMPANY
                                           RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios
            -- Emerging Markets Portfolio":

             o  EMERGING MARKET RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                                      EMERGING
                                                                      MARKETS
       L  G                       L                 L  M
    L  M  F  F  T  E     V  R  M  C  A     C  C  S  C  C  S     R  H  D  E
    A  B  I  M  R  I  I  E  D  G  V  C  R  A  G  E  G  G  C  G  E  A  W  M
<<<------------------------------------------------------------------------>>>
<<                                                                      xXx>>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes
            from year-to-year.  The accompanying table
            shows the Portfolio's average annual total
            return for 1 year, 5 years and since its
            inception date as compared to the applicable
            market index.  The average annual total
            return includes reinvestment of dividends and
            distributions.   This may help you weigh the
            risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International Investment Limited has managed the Portfolio since February 1, 2000. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      EMERGING MARKETS -- ANNUAL TOTAL RETURN
Year     1994    1995    1996    1997    1998    1999
       -15.18% -10.11%   7.28%  -9.37%  -24.09%  85.30%

   |-------------------------------------------------|  |--------------------|
   |             AVERAGE ANNUAL TOTAL RETURN         |  |     BEST QUARTER   |
   |-------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR   10/4/93|  | Quarter Ended      |
   |                                (INCEPTION)      |  | 12/31/99... 41.30% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return  85.30%   4.22%    4.26% |  |--------------------|
   |  Morgan Stanley Capital                         |  |    WORST QUARTER   |
   |    International Emerging                       |  |--------------------|
   |    Markets Free Index   66.41%   2.00%    5.00% |  | Quarter Ended      |
   |                                                 |  |  9/30/98..(23.43)% |
   |                                                 |  |                    |
   |-------------------------------------------------|  |--------------------|

      The Morgan Stanley Capital International
      Emerging Markets Free Index is comprised of equity securities in emerging markets.

-------------------------------------------------------------------------
                             MORE INFORMATION
-------------------------------------------------------------------------


A WORD      Each portfolio in this prospectus, unless
ABOUT       specifically noted, in the portfolio's
PORTFOLIO   investment objective, is diversified, as
DIVERSITY   defined in the Investment Company Act of 1940.
            A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL  A Statement of Additional Information is made
INFORMATION a part of this prospectus.  It identifies and
ABOUT THE   discusses non-principal investment strategies
PORTFOLIOS  and associated risks of each portfolio, as well
            as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest.
            You may obtain a copy without charge by
            calling our Customer Service Center at
            1-800-344-6864, or downloading it from the Securities and Exchange Commission's website
            (http://www.sec.gov).

NON-PRINCIPAL This prospectus does not describe various
INVESTMENTS   types of securities, strategies and practices
AND           which are available to, but are not the
STRATEGIES    principal focus of, a particular portfolio.
              Such non-principal investments and strategies are discussed in the Statement of Additional
              Information.

TEMPORARY   This prospectus does not describe temporary
DEFENSIVE   defensive positions.  A portfolio may depart
POSOTIONS   from its principal investment strategies by
            temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional
            Information.

PORTFOLIO   Before investing in a portfolio, you should
TURNOVER    review its portfolio turnover rate for an
            indication of the potential effect of
            transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

            Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.
            The portfolio turnover rates for each
            portfolio are presented in the Financial
            Highlights.

LEGAL       Sutherland Asbill & Brennan LLP, located at
COUNSEL     1275 Pennsylvania Avenue, N.W., Washington,
            D.C. 20004.

INDEPENDENT
AUDITORS    Ernst & Young LLP, located at Two Commerce Square,
            Suite 4000, 2001 Market Street, Philadelphia,
            Pennsylvania  19103.

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                          FINANCIAL HIGHLIGHTS
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The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

                                                                                                       LIQUID ASSET PORTFOLIO *
--------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
--------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99           12/31/98           12/31/97           12/31/96           12/31/95
                                            --------           --------           --------           --------           --------
Net asset value, beginning of year   ....   $   1.00           $  1.00           $  1.00            $  1.00            $  1.00
                                            --------           --------           -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.046              0.050             0.050              0.049              0.054
                                            --------           --------           -------            -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.046)           (0.050)           (0.050)            (0.049)            (0.054)
                                            --------           --------           -------            -------            -------
Net asset value, end of year   ..........   $   1.00           $  1.00           $  1.00            $  1.00            $  1.00
                                            ========           ========           =======            =======            =======
Total return ............................       4.74%             5.13%             5.07%              5.01%              5.51%
                                            ========           ========           =======            =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..  ..   $579,848           $211,730           $59,453            $39,096            $38,589
Ratio of operating expenses to average
  net assets ............................       0.56%             0.59%             0.61%              0.61%              0.61%
Ratio of net investment income to
  average net assets ....................       4.71%             4.92%             4.99%              4.89%              5.39%

----------------

 * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to
    January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Mangers.

                                                                                          LIMITED MATURITY BOND PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99           12/31/98          12/31/97#          12/31/96#          12/31/95
                                            --------           --------          --------           --------           --------
Net asset value, beginning of year   ....   $ 10.68            $ 10.31           $ 10.43            $ 11.15            $  9.98
                                            -------            -------           -------            -------            -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.48               0.24             0.60               0.59               0.60
Net realized and unrealized gain/(loss)
  on investments and Foreign
  Currencies ............................     (0.36)              0.47             0.09              (0.13)              0.57
                                            -------            -------           -------            -------            -------
Total from investment operations ........      0.12               0.71             0.69               0.46               1.17
                                            -------            -------           -------            -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....     (0.38)             (0.34)           (0.81)              (1.15)              --
Distributions from capital gains ........      --                  --               --                (0.03)              --
                                            -------            -------           -------            -------            -------
Total distributions .....................     (0.38)             (0.34)           (0.81)              (1.18)              --
                                            -------            -------           -------            -------            -------
Net asset value, end of year   ..........   $ 10.42            $ 10.68           $ 10.31            $ 10.43            $ 11.15
                                            =======            =======           =======            =======            =======
Total return ............................      1.13%              6.86%            6.67%               4.32%             11.72%
                                            =======            =======           =======            =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year   (in 000's) ....  $207,109         $  148,426           $53,839            $81,317            $90,081
Ratio of operating expenses to average
  net assets ............................      0.57%              0.60%            0.61%               0.61%              0.61%
Ratio of net investment income to
  average net assets ....................      5.29%              5.15%            5.71%               5.33%              5.58%
Portfolio turnover rate .................       128%                52%              81%                250%               302%

----------------
 * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Mangers.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
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                                                                 GLOBAL FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      PERIOD ENDED
-----------------------------------------------------------------------------------------------
                                                                    12/31/99        12/31/98*#
                                                                    --------        ----------
Net asset value, beginning of period ............................    $ 11.17         $ 10.47
                                                                     -------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.34            0.09
Net realized and unrealized gain/(Loss) on investments and foreign
  currencies ....................................................      (1.30)           0.74
                                                                     -------         -------
Total from investment operations ................................      (0.96)           0.83
                                                                     -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.14)          (0.09)
Dividends in excess of net investment income ....................        --            (0.04)
Distributions from capital gains ................................        --              --
Distributions in excess of capital gains ........................      (0.01)            --
                                                                     -------         -------
Total distributions .............................................      (0.15)          (0.13)
                                                                     -------         -------
Net asset value, end of period ..................................    $ 10.06         $ 11.17
                                                                     =======         =======
Total return ....................................................      (8.62)%          7.99%++
                                                                     =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................    $30,371         $21,932
Ratio of operating expenses to average net assets ...............       1.60%           1.74%+
Ratio of net investment income to average net assets ............       3.17%           2.37%+
Portfolio turnover rate .........................................         87%             25%

----------------

 * The Global Fixed Income Series commenced operations on August 14, 1998. + Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                                                                                                 FULLY MANAGED PORTFOLIO*
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
------------------------------------------------------------------------------------------------------------------------------
                                             12/31/99        12/31/98           12/31/97           12/31/96           12/31/95
                                             --------        --------           --------           --------           --------
Net asset value, beginning of year   ....    $  15.23        $  15.73           $  14.82           $  13.79           $  11.70
                                             --------        --------           --------           --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................        0.50            0.36               0.39               0.56               0.45
Net realized and unrealized gain
  on investments and foreign
  currencies ............................        0.53            0.55               1.86               1.69               1.98
                                             --------        --------           --------           --------           --------
Total from investment operations ........        1.03            0.91               2.25               2.25               2.43
                                             --------        --------           --------           --------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       (0.40)          (0.36)             (0.41)             (0.56)             (0.34)
Distributions from capital gains ........       (0.81)          (1.05)             (0.93)             (0.66)               --
                                             --------        --------           --------           --------           --------
Total distributions .....................       (1.21)          (1.41)             (1.34)             (1.22)             (0.34)
                                             --------        --------           --------           --------           --------
Net asset value, end of year   ..........    $  15.05        $  15.23           $  15.73           $  14.82           $  13.79
                                             ========        ========           ========           ========           ========
Total return ............................        6.92%           5.89%             15.27%             16.36%             20.80%
                                             ========        ========           ========           ========           ========
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..  ..    $287,909        $246,196           $169,987           $136,660           $118,589
Ratio of operating expenses to average
  net assets ............................        0.97%           0.98%              0.99%              1.00%              1.01%
Ratio of net investment income to
  average net assets ....................        3.45%           2.83%              2.67%              3.83%              3.41%
Portfolio turnover rate .................          36%             44%                48%                45%               113%

----------------

 * Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series. Prior to that date, a different firm served as Portfolio Manager.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
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                                                                       TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED     PERIOD ENDED
----------------------------------------------------------------------------------------------
                                                                    12/31/99        12/31/98*#
                                                                    --------        ----------
Net asset value, beginning of period ............................   $  15.80         $  14.88
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.42             0.17
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       0.11             0.86
                                                                    --------         --------
Total from investment operations ................................       0.53             1.03
                                                                    --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.31)           (0.11)
Distributions from capital gains.................................      (0.22)             --
                                                                    --------         --------
Total distributions .............................................      (0.53)           (0.11)
                                                                    --------         --------
Net asset value, end of period ..................................   $  15.80         $  15.80
                                                                    ========         ========
Total return ....................................................       3.38%            6.90%++
                                                                    ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $675,754         $453,093
Ratio of operating expenses to average net assets ...............       0.91%            0.98%+
Ratio of net investment income to average net assets ............       3.04%            2.95%+
Portfolio turnover rate .........................................         81%              37%


----------------

 *  The Total Return Series commenced operations on August 14, 1998.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                                                                                      EQUITY INCOME PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99          12/31/98           12/31/97           12/31/96           12/31/95
                                            --------          --------           --------           --------           --------
Net asset value, beginning of year ...    $  12.67          $  13.09           $  12.41           $  12.52           $  11.33
                                            --------          --------           --------           --------           --------
INCOME/(LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income ..................        0.27              0.49               0.57               0.56               0.58
Net realized and unrealized gain/
  (loss) on investments and foreign
  currencies ...........................       (0.39)             0.58               1.58               0.52               1.56
                                            --------          --------           --------           --------           --------
Total from investment operations .......       (0.12)             1.07               2.15               1.08               2.14
                                            --------          --------           --------           --------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...       (0.29)            (0.50)             (0.55)             (0.58)             (0.45)
Distributions from capital gains .......       (1.02)            (0.99)             (0.92)             (0.61)             (0.50)
                                            --------          --------           --------           --------           --------
Total distributions ....................       (1.31)            (1.49)             (1.47)             (1.19)             (0.95)
                                            --------          --------           --------           --------           --------
Net asset value, end of year   .........    $  11.24          $  12.67           $  13.09           $  12.41           $  12.52
                                            ========          ========           ========           ========           ========
Total return ...........................       (0.72)%            8.26%             17.44%              8.77%             18.93%
                                            ========          ========           ========           ========           ========
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...      $277,354          $278,074           $264,599           $272,791           $307,691
Ratio of operating expenses to average
  net assets ...........................        0.96%             0.98%              0.99%              1.00%              1.01%
Ratio of net investment income to
  average net assets ...................        2.19%             3.63%              3.88%              3.86%              4.42%
Portfolio turnover rate ................         122%               61%                79%               158%               187%

------------------

 * Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
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                                                                                                   VALUE EQUITY PORTFOLIO*
-----------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
-----------------------------------------------------------------------------------------------------------------------------
                                                    12/31/99        12/31/98        12/31/97       12/31/96       12/31/95*
                                                    --------        --------        -------        -------        -------
Net asset value, beginning of period ...........    $  15.88        $  16.13        $ 13.92        $ 13.18        $ 10.00
                                                    --------        --------        -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................        0.17            0.19           0.16           0.22           0.08
Net realized and unrealized gain/(loss) on investments
  and foreign currencies .......................       (0.09)           0.06           3.63           1.18           3.44
                                                    --------        --------        -------        -------        -------
Total from investment operations ...............        0.08            0.25           3.79           1.40           3.52
                                                    --------        --------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       (0.15)          (0.18)         (0.18)         (0.19)         (0.06)
Distributions from capital gains ...............       (0.29)          (0.32)         (1.40)         (0.47)         (0.28)
                                                    --------        --------        -------        -------        -------
Total distributions ............................       (0.44)          (0.50)         (1.58)         (0.66)         (0.34)
                                                    --------        --------        -------        -------        -------
Net asset value, end of period .................    $  15.52        $  15.88        $ 16.13        $ 13.92        $ 13.18
                                                    ========        ========        =======        =======        =======
Total return ...................................        0.51%           1.55%         27.28%         10.62%         35.21%++
                                                    ========        ========        =======        =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $141,595        $129,784        $80,048        $44,620        $28,830
Ratio of operating expenses to average net
  assets .......................................        0.96%           0.98%          0.99%          1.00%          1.01%+
Ratio of net investment income to average net
  assets .......................................        1.11%           1.49%          1.31%          1.80%          1.53%+
Portfolio turnover rate ........................          62%            124%           128%           131%            86%


----------------
 *  The Value Equity Series commenced operations on January 3, 1995.
 +  Annualized
 ++ Non-annualized

                                                                                                  RISING DIVIDENDS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
------------------------------------------------------------------------------------------------------------------------------
                                             12/31/99           12/31/98           12/31/97           12/31/96#       12/31/95
                                             --------           --------           --------           --------        -------
Net asset value, beginning of year   ....    $  22.01           $  20.04           $  15.81           $  13.30        $ 10.22
                                             --------           --------           --------           --------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................        0.08              0.10               0.14               0.14            0.13
Net realized and unrealized gain
  on investments and foreign
  currencies ............................        3.41              2.74               4.57               2.61            3.04
                                             --------           --------           --------           --------        -------
Total from investment operations ........        3.49              2.84               4.71               2.75            3.17
                                             --------           --------           --------           --------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       (0.07)            (0.10)             (0.13)             (0.13)         (0.09)
Distributions from capital gains ........       (0.59)            (0.77)             (0.35)             (0.11)           --
                                             --------           --------           --------           --------        -------
Total distributions .....................       (0.66)            (0.87)             (0.48)             (0.24)         (0.09)
                                             --------           --------           --------           --------        -------
Net asset value, end of year   ..........    $  24.84           $  22.01           $  20.04           $  15.81        $ 13.30
                                             ========           ========           ========           ========        =======
Total return ............................       15.88%            14.13%             29.82%             20.65%          31.06%
                                             ========           ========           ========           ========        =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....      $899,753           $574,843           $252,191           $126,239        $81,210
Ratio of operating expenses to average
  net assets ............................        0.96%             0.98%              0.99%              1.00%          1.01%
Ratio of net investment income to
  average net assets ....................        0.40%             0.72%              0.96%              0.99%          1.24%
Portfolio turnover rate .................          27%               34%                26%                15%            43%

------------------
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
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                                                                                                MANAGED GLOBAL PORTFOLIO *
------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED
------------------------------------------------------------------------------------------------------------------------------
                                              12/31/99       12/31/98           12/31/97         12/31/96**#         12/31/95#
                                              --------       --------           --------         -----------         ---------
Net asset value, beginning of year   ....     $  14.19       $  11.46           $  11.13           $  9.96            $  9.26
                                              --------       --------           --------           -------            -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ............        (0.03)         (0.02)              0.02              0.04               0.05
Net realized and unrealized gain
  on investments and foreign currencies ..        8.82           3.37               1.33              1.18               0.65
                                              --------       --------           --------           -------            -------
Total from investment operations ........         8.79           3.35               1.35              1.22               0.70
                                              --------       --------           --------           -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....          --           (0.05)             (0.17)             --                 --
Dividends in excess of net investment
  income ................................          --             --               (0.07)             --                 --
Distributions from capital gains ........        (3.02)         (0.57)             (0.78)            (0.05)              --
                                              --------       --------           --------           -------            -------
Total distributions .....................        (3.02)         (0.62)             (1.02)            (0.05)              --
                                              --------       --------           --------           -------            -------
Net asset value, end of year   ..........     $  19.96       $  14.19           $  11.46           $ 11.13            $  9.96
                                              ========       ========           ========           =======            =======
Total return ............................        63.30%         29.31%             12.17%            12.27%              7.56%
                                              ========       ========           ========           =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)   ....     $184,486       $134,078           $105,305           $86,376            $72,375
Ratio of operating expenses to
  average net assets ....................         1.25%          1.26%              1.36%             1.26%              1.26%
Decrease reflected in above expense
  ratio due to expense limitations ......         --              --                 --                --                0.09%
Ratio of net investment income/(loss) to
  average net assets ....................        (0.19)%        (0.17)%             0.06%             0.39%              0.51%
Portfolio turnover rate .................          168%            173%              199%              141%                44%

----------------

 * Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Portfolio. Prior to that date, a different firm served as Portfolio Manager.
 ** On September 3, 1996, the Managed Global Account of Separate Account D of Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996, are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                       RESEARCH PORTFOLIO*
--------------------------------------------------------------------------------------------
                                                                   YEAR ENDED  PERIOD ENDED
--------------------------------------------------------------------------------------------
                                                                     12/31/99   12/31/98*#
                                                                    ---------   ----------
Net asset value, beginning of period ............................   $  20.31     $  17.75
                                                                    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.01         0.02
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       4.90         2.56
                                                                    --------     --------
Total from investment operations ................................       4.91         2.58
                                                                    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.01)       (0.01)
Distributions in excess of net investment income ................         --        (0.01)
                                                                    --------     --------
Distributions from capital gains ................................      (0.40)         --
                                                                    --------     --------
Total distributions .............................................      (0.41)       (0.02)
                                                                    --------     --------
Net asset value, end of period ..................................   $  24.81     $  20.31
                                                                    ========     ========
Total return ....................................................      24.23%       14.54%++
                                                                    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $1,014,656   $613,771
Ratio of operating expenses to average net assets ...............       0.91%        0.94%+
Ratio of net investment income to average net assets ............       0.02%        0.23%+
Portfolio turnover rate .........................................         89%          35%

----------------
 *  The Research Portfolio commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------


                                                                              CAPITAL APPRECIATION PORTFOLIO*
------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED
------------------------------------------------------------------------------------------------------------------
                                             12/31/99        12/31/98       12/31/97       12/31/96       12/31/95
                                             --------        --------       --------       --------       --------
Net asset value, beginning of year   ....    $  18.09        $  17.65       $  15.06       $  13.51       $  11.34
                                             --------        --------       --------       --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............       (0.01)          0.15           0.16           0.16           0.19
Net realized and unrealized gain
  on investments and foreign
  currencies ............................        4.38           2.07           4.19           2.57           3.22
                                             --------        --------       --------       --------       --------
Total from investment operations ........        4.37           2.22           4.35           2.73           3.41
                                             --------        --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       (0.03)         (0.15)         (0.16)         (0.17)         (0.15)
Distributions from capital gains ........       (2.41)         (1.63)         (1.60)         (1.01)         (1.09)
                                             --------        --------       --------       --------       --------
Total distributions .....................       (2.44)         (1.78)         (1.76)         (1.18)         (1.24)
                                             --------        --------       --------       --------       --------
Net asset value, end of year   ..........    $  20.02        $  18.09       $  17.65       $  15.06       $  13.51
                                             ========        ========       ========       ========       ========
Total return ............................       24.64%         12.68%         28.95%         20.26%         30.16%
                                             ========        ========       ========       ========       ========
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....      $411,898        $263,313       $193,986       $148,752       $122,227
Ratio of operating expenses to average
  net assets ............................        0.96%          0.98%          0.99%          1.00%          1.01%
Ratio of net investment income/(loss) to
  average net assets ....................       (0.05)%         0.95%          0.95%          1.12%          1.53%
Portfolio turnover rate .................         126%            64%            51%            64%            98%

------------------

 * Since April 1, 1999, A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as Portfolio Manager.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                              CAPITAL GROWTH PORTFOLIO**
---------------------------------------------------------------------------------------------
                                                                  YEAR ENDED     PERIOD ENDED
---------------------------------------------------------------------------------------------
                                                                    12/31/99       12/31/98*#
                                                                    --------       ----------
Net asset value, beginning of period ............................   $  15.62       $  14.24
                                                                    --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       --             0.09
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       3.96           1.36
                                                                    --------       --------
Total from investment operations ................................       3.96           1.45
                                                                    --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.02)         (0.07)
Distributions in excess of net investment income ................      (0.01)           --
Distributions from capital gains ................................      (1.03)           --
                                                                    --------       --------
Total distributions .............................................      (1.06)         (0.07)
                                                                    --------       --------
Net asset value, end of period ..................................   $  18.52       $  15.62
                                                                    ========       ========
Total return ....................................................      25.56%         10.19%++
                                                                    ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $567,628       $298,839
Ratio of operating expenses to average net assets ...............       1.05%          1.08%+
Ratio of net investment income to average net assets ............       0.00%          1.86%+
Portfolio turnover rate .........................................        185%            92%

----------------

  * The Capital Growth Series commenced operations on August 14, 1998.
 ** Since March 1, 1999, Alliance Capital Management, L.P. has served as
    Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Portfolio was named the Growth & Income Series.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                      STRATEGIC EQUITY PORTFOLIO*
------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED   PERIOD ENDED
------------------------------------------------------------------------------------------------------------------------
                                                    12/31/99       12/31/98       12/31/97      12/31/96##     12/31/95*
                                                    --------       --------       --------      ----------     ---------
Net asset value, beginning of period ...........    $ 12.82        $ 13.63         $ 11.68        $ 10.01        $10.00
                                                    -------        -------         -------        -------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)....................      (0.03)          0.16            0.20           0.23          0.06
Net realized and unrealized gain/(loss) on
  investments and
  foreign currencies ...........................       7.24          (0.07)           2.49           1.71         (0.03)#
                                                    -------        -------         -------        -------        ------
Total from investment operations ...............       7.21           0.09            2.69           1.94          0.03
                                                    -------        -------         -------        -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........      (0.02)         (0.16)          (0.19)         (0.14)        (0.02)
Distributions from capital gains ...............      (0.06)         (0.59)          (0.55)         (0.13)         --
Distributions in excess of capital gains .......        --           (0.15)           --             --            --
                                                    -------        -------         -------        -------        ------
Total distributions ............................      (0.08)         (0.90)          (0.74)         (0.27)        (0.02)
                                                    -------        -------         -------        -------        ------
Net asset value, end of period .................    $ 19.95        $ 12.82         $ 13.63        $ 11.68        $10.01
                                                    =======        =======         =======        =======        ======
Total return ...................................      56.24%          0.84%          23.16%         19.39%         0.33%++
                                                    =======        =======         =======        =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $205,799       $73,261         $51,789        $30,423        $8,067
Ratio of operating expenses to average net
  assets .......................................       0.96%          0.99%           0.99%          1.00%         1.00%+
Ratio of net investment income/(loss) to average net
  assets .......................................      (0.14)%         1.46%           1.88%          2.05%         4.04%+
Portfolio turnover rate ........................        176%           139%            105%           133%           29%

---------------


 *  The Strategic Equity Series commenced operations on October 2, 1995.
 ** Since March 1, 1999, A I M Capital Management, Inc. has served as
    Portfolio Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
 +  Annualized
 ++ Non-annualized
 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
 ## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------


                                                                MID-CAP GROWTH PORTFOLIO*
------------------------------------------------------------------------------------------
                                                                   YEAR ENDED  PERIOD ENDED
------------------------------------------------------------------------------------------
                                                                    12/31/99    12/31/98*#
                                                                    --------    ----------
Net asset value, beginning of period ............................   $  18.10     $  15.68
                                                                    --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(Loss).....................................      (0.03)        0.01
Net realized and unrealized gain on investments and foreign
  currencies ....................................................      14.22         2.52
                                                                    --------     --------
Total from investment operations ................................      14.19         2.53
                                                                    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................        --         (0.01)
Distributions from capital gains ................................      (2.70)       (0.10)
                                                                    --------     --------
Total distributions .............................................      (2.70)       (0.11)
                                                                    --------     --------
Net asset value, end of period ..................................   $  29.59     $  18.10
                                                                    ========     ========
Total return ....................................................      79.05%       16.12%++
                                                                    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $781,807     $252,022
Ratio of operating expenses to average net assets ...............       0.91%        0.95%+
Ratio of net investment income/(Loss) to average net assets .....      (0.21)%       0.15%+
Portfolio turnover rate .........................................        159%          55%

----------------
 *  The Mid-Cap Growth Series commenced operations on August 14, 1998.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                                                                                            SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED     YEAR ENDED      YEAR ENDED   PERIOD ENDED
--------------------------------------------------------------------------------------------------------------------
                                                             12/31/99       12/31/98        12/31/97       12/31/96*
                                                             --------       --------        --------       --------
Net asset value, beginning of period ....................    $  16.03       $  13.25        $ 12.01        $ 10.00
                                                             --------       --------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .....................................       (0.07)         (0.03)         (0.03)         (0.01)
Net realized and unrealized gain on investments and
  foreign currencies ....................................        8.17           2.81           1.27           2.02
                                                             --------       --------        -------        -------
Total from investment operations ........................        8.10           2.78           1.24           2.01
                                                             --------       --------        -------        -------

LESS DISTRIBUTIONS:
Distributions from capital gains ........................       (0.69)           --             --             --
                                                             --------       --------        -------        -------
Net asset value, end of period ..........................    $  23.44       $  16.03        $ 13.25        $ 12.01
                                                             ========       ========        =======        =======
Total return ............................................       50.61%         20.98%         10.32%         20.10%++
                                                             ========       ========        =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................    $367,637       $147,696        $66,396        $34,365
Ratio of operating expenses to average net assets .......        0.96%          0.99%          0.99%          0.99%+
Ratio of net investment loss to average net assets ......       (0.49)%        (0.32)%        (0.34)%        (0.08)%+
Portfolio turnover rate .................................         132%           133%           130%           117%

---------------

 *  The Small Cap Series commenced operations on January 3, 1996.
 +  Annualized
 ++ Non-annualized

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                    GROWTH PORTFOLIO**
---------------------------------------------------------------------------------------------
                                                                   YEAR ENDED   PERIOD ENDED
---------------------------------------------------------------------------------------------
                                                                    12/31/99      12/31/98*#
                                                                   ---------    ----------
Net asset value, beginning of period ............................   $  15.62      $  13.63
                                                                    --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .............................................      (0.03)        (0.03)
Net realized and unrealized gain on investments and foreign
  currencies ....................................................      12.23          2.02
                                                                    --------      --------
Total from investment operations ................................      12.20          1.99

LESS DISTRIBUTIONS                                                   --------      --------
Distributions from capital gains ................................      (0.33)          --
                                                                    --------      --------
Net asset value, end of period ..................................   $  27.49      $  15.62
                                                                    ========      ========
Total return ....................................................      78.13%        14.60%++
                                                                    ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $1,416,872    $231,216
Ratio of operating expenses to average net assets ...............       1.04%         1.09%+
Ratio of net investment loss to average net assets ..............     (0.40)%       (0.58)%+
Portfolio turnover rate .........................................        166%           88%

----------------
 *  The Growth Series commenced operations on August 14, 1998.
 ** Since March 1, 1999, Janus Capital Corporation has served as Portfolio
    Manager for the Growth Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Series to the Growth Series.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                                                                                        REAL ESTATE PORTFOLIO *
--------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED
--------------------------------------------------------------------------------------------------------------------
                                               12/31/99       12/31/98       12/31/97       12/31/96       12/31/95
                                              ----------      ----------   ------------   ------------     ---------
Net asset value, beginning of year   ....      $ 13.58        $ 18.27        $ 15.98        $ 12.63        $ 11.29
                                               -------        -------        -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................         0.84           0.83           0.69           0.70           0.75
Net realized and unrealized gain/
  (loss) on investments and foreign
  currencies ............................        (1.39)         (3.34)          2.93           3.70           1.12
                                               -------        --------        -------        -------        -------
Total from investment operations ........        (0.55)         (2.51)          3.62           4.40           1.87
                                               -------        --------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....        (0.54)         (0.66)         (0.63)         (0.77)         (0.53)
Distributions from capital gains ........        (0.37)         (1.52)         (0.70)         (0.28)           --
                                               -------        --------        -------        -------        -------
Total distributions .....................        (0.91)         (2.18)         (1.33)         (1.05)         (0.53)
                                               -------        --------        -------        -------        -------
Net asset value, end of year   ..........      $ 12.12        $ 13.58        $ 18.27        $ 15.98        $ 12.63
                                               =======        =======        =======        =======        =======
Total return ............................        (3.81)%       (13.45)%        22.79%         35.30%         16.59%
                                               =======        =======        =======        =======        =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....        $56,906        $69,911        $75,530        $51,135        $34,975
Ratio of operating expenses to average
  net assets ............................         0.96%         0.99%          0.99%           1.00%          1.01%
Ratio of net investment income to
  average net assets ....................         5.61%         5.26%          4.49%           5.53%          5.79%
Portfolio turnover rate .................           36%           29%            41%             31%            53%

----------------

 * From January 1, 1995 to April 28, 2000, EII Realty Securities, Inc. served as Portfolio Manager for the Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager. Effective April 28, 2000, Prudential Investment Corporation served as Portfolio Manager.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                     HARD ASSETS PORTFOLIO*
------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
------------------------------------------------------------------------------------------------------------------
                                             12/31/99        12/31/98      12/31/97       12/31/96       12/31/95
                                             --------        --------      --------       --------       --------
Net asset value, beginning of year   ....    $  9.60         $ 15.05        $ 17.85        $ 15.04        $ 13.88
                                             -------         -------        -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................       0.12            0.26           0.14           0.05           0.15
Net realized and unrealized gain/(loss)
 on investments and foreign
 currencies .............................       2.12           (4.73)          0.99           4.92           1.34
                                             -------         -------        -------        -------        -------
Total from investment operations ........       2.24           (4.47)          1.13           4.97           1.49
                                             -------         -------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.08)          (0.26)         (0.13)         (0.07)         (0.13)
Distributions from capital gains ........        --            (0.72)         (3.80)         (2.09)         (0.20)
                                             -------         -------        -------        -------        -------
Total distributions .....................      (0.08)          (0.98)         (3.93)         (2.16)         (0.33)
                                             -------         -------        -------        -------        -------
Net asset value, end of year   ..........    $ 11.76         $  9.60        $ 15.05        $ 17.85        $ 15.04
                                             =======         =======        =======        =======        =======
Total return ............................      23.36%        (29.58)%         6.22%         33.17%         10.69%
                                             =======         =======        =======        =======        =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....      $40,291         $30,530        $46,229        $43,903        $27,147
Ratio of operating expenses to average net
  assets ................................       0.96%           1.00%          0.99%          1.00%          1.01%
Ratio of net investment income to average
  net assets ............................       1.07%           1.99%          0.76%          0.34%          0.89%
Portfolio turnover rate .................        204%            178%           124%            96%            24%

----------------

 * Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                  DEVELOPING WORLD PORTFOLIO**
---------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED      PERIOD ENDED
---------------------------------------------------------------------------------------------------
                                                                     12/31/99#        12/31/98*#
                                                                     ---------        ----------
Net asset value, beginning of period .............................   $  7.37          $ 10.00
                                                                     -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income       ......................................      0.08             0.04
Net realized and unrealized Gain/(loss) on investments and
  foreign currencies .............................................      4.44            (2.67)
                                                                     -------          -------
Total from investment operations .................................      4.52            (2.63)
                                                                     -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................    (0.10)              --
Dividends in excess of net investment income .....................    (0.03)              --
Distributions from capital gains .................................    (0.20)              --
                                                                     -------          -------
Total distributions ..............................................    (0.33)              --
                                                                     -------          -------
Net asset value, end of period ...................................   $ 11.56          $  7.37
                                                                     =======          =======
Total return .....................................................     61.66%          (26.27)%++
                                                                     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................   $62,616          $ 8,797
Ratio of operating expenses to average net assets ................      1.75%            1.83%+
Ratio of net investment income to average net assets .............      0.85%            0.69%+
Portfolio turnover rate ..........................................       135%              67%

----------------

 *  The Developing World Series commenced operations on February 18, 1998.
** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World Series. Prior to that date, a different firm served as the Portfolio Manager.
 +  Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                        EMERGING MARKETS PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------
                                              12/31/99       12/31/98      12/31/97         12/31/96           12/31/95
                                              --------       --------      --------         -------           --------
Net asset value, beginning of year   ....     $  6.68        $  8.80        $  9.72         $  9.06            $ 10.08
                                              -------        -------        -------         -------            -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income        ............        0.07           0.06          (0.01)          0.04               0.04
Net realized and unrealized gain/(loss) on
  investments and foreign
  currencies ............................        5.62          (2.18)         (0.90)          0.62              (1.06)
                                              -------        -------        -------         -------            -------
Total from investment operations ........        5.69          (2.12)         (0.91)          0.66              (1.02)
                                              -------        -------        -------         -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       (0.08)          --            (0.01)          --                 --
Distributions from capital gains ........       (0.01)          --             --             --                 --
Return of capital .......................       (0.03)          --             --             --                 --
                                              -------        -------        -------         -------            -------
Total distributions .....................       (0.12)          --            (0.01)          --                ------
                                              -------        -------        -------         -------            -------
Net asset value, end of year   ..........     $ 12.25        $  6.68        $  8.80         $  9.72            $  9.06
                                              =======        =======        =======         =======            =======
Total return ............................       85.30%        (24.09)%        (9.37)%         7.28%            (10.11)%
                                              =======        =======        =======         =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....       $44,949        $26,028        $39,436         $51,510            $47,974
Ratio of operating expenses to average net
  assets ................................        1.75%          1.83%          1.80%          1.55%              1.53%
Ratio of net investment income/(loss) to
  average net assets ....................        0.82%          0.83%         (0.09)%         0.38%              0.40%
Portfolio turnover rate .................         183%           108%           170%           136%               141%

----------------

 * Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the Emerging Markets Series. Prior to that date, a different firm served as Portfolio Manager.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                      DESCRIPTION OF THE PORTFOLIOS
-------------------------------------------------------------------------

LIQUID  ASSET  PORTFOLIO

PORTFOLIO
MANAGER     ING Investment Management LLC

INVESTMENT
OBJECTIVE   High level of current income consistent with the
            preservation of capital and liquidity

PRINCIPAL   The Portfolio Manager strives to maintain a
INVESTMENT  stable $1 per share net asset value and its
STRATEGY    investment strategy focuses on safety of
            principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio
            Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

            Step One:   The Portfolio Manager actively
                        maintains a formal Approved List of high quality companies

            Step Two:   Securities of Approved List issuers
                        that meet maturity guidelines and are
                        rated in one of the two highest ratings
                        categories (or determined to be of
                        comparable quality by the Portfolio
                        Manager) are eligible for investment

            Step Three: Eligible securities are reviewed
                        to ensure that an investment in such
                        securities would not cause the Portfolio to exceed its diversification limits

            Step Four:  The Portfolio Manager makes yield
                        curve positioning decisions based on
                        liquidity requirements, yield curve
                        analysis and market expectations of
                        future interest rates

            Money market funds are highly regulated by Rule 2a-7 of the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

             o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

             o  MATURITY.  The average maturity of the
                Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

             o DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

            The Portfolio may invest in U.S.
            dollar-denominated money market instruments including:

             o U.S. Treasury and U.S. government agency securities

             o  fully collateralized repurchase agreements

             o bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

             o  commercial paper

             o  asset-backed securities

             o  variable or floating rate securities,
                including variable rate demand obligations

             o short-term corporate debt securities other than commercial paper

             o  U.S. dollar-denominated foreign securities

             o  shares of other investment companies

            Some of the securities purchased may be
            considered illiquid and thus subject to a restriction of 10% of total assets.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  CREDIT RISK

             o  INCOME RISK

             o  INTEREST RATE RISK

            AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS
            NEITHER INSURED NOR GUARANTEED BY THE U.S.
            GOVERNMENT, AND THE PORTFOLIO MANAGER CANNOT
            ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO
            MAINTAIN A STABLE $1 SHARE PRICE.

MORE        ING Investment Management LLC (or investment
ON THE      advisers acquired by ING Investment Management LLC)
PORTFOLIO   ("ING Investment") has managed the Portfolio since
MANAGER     August, 1996.  ING Investment Management is engaged
            in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 1999, were valued at approximately $27.6 billion. The address of ING
            Investment is 5780 Powers Ferry Road, N.W., Suite
            300, Atlanta, Georgia 30327. ING Investment is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc.

            The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as an investment professional since 1998 and has seven years investment experience.

            ING Investment also manages the Limited Maturity
            Bond Portfolio.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


LIMITED  MATURITY  BOND  PORTFOLIO

PORTFOLIO
MANAGER     ING Investment Management, LLC

INVESTMENT
OBJECTIVE   Highest current income consistent with low risk
            to principal and liquidity.

PRINCIPAL   As a secondary objective, the Portfolio seeks to
INVESTMENT  enhance its total return through capital
STRATEGY    appreciation when market factors, such as falling
            interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

            The Portfolio invests primarily in a diversified portfolio of limited maturity debt securities. These short-to-intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rapidly rising interest rates may be shortened to one year or less.

            The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

             o Active Duration Management. The average duration of the portfolio is actively managed relative to the benchmark's average duration. In rising rate environments, the average duration will tend to be equal to or less than the benchmark and in falling rate environments, the average duration will be longer than the benchmark.

             o Yield Curve Analysis. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

             o Sector Selection. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S.
                government agency securities, corporate
                securities, mortgage-backed securities,
                asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).

             o Security Selection. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors are emphasized.

            The Portfolio invests in non-government
            securities only if rated Baa3 or better by Moody's or BBB- or better by Standard & Poor's
            (S&P) or, if not rated by Moody's or S&P, the Portfolio Manager determines that they are of comparable quality. Money market securities must be rated in the two highest rating categories by or Moody's (P-1, P-2) or S&P (A-1+, A-1 or A-2), or
            determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional
            Information.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


            Various security types are eligible for
            investment including:

             o  corporate securities     o  mortgage-backed
                                            securities

             o  asset-backed             o  variable and floating
                securities                  rate securities


             o U.S. treasury securities and U.S. government agency securities

             o money market securities such as commercial paper, certificates of deposit and bankers' acceptances

             o repurchase agreements and reverse repurchase agreements

             o  U.S. dollar-denominated foreign securities

             o  shares of other investment companies

             o futures contracts, options and options on futures contracts

             o  sovereign debt

             o  supranational organizations

             o  real estate investment trusts (REITS)

            In addition, private placements of debt
            securities (which are often restricted
            securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

            The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK            o  INCOME RISK

             o  CALL RISK               o  INTEREST RATE RISK

             o  CREDIT RISK

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        ING Investment Management LLC ("ING Investment")
ON THE      (or investment advisers acquired by ING
PORTFOLIO   Investment Management) has managed the Portfolio
MANAGER     since August 13, 1996.  ING Investment Management
            is engaged in the business of providing
            investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 1999, were valued at approximately $27.6 billion.
            ING Investment is a subsidiary of ING  Groep N.V.
            and is affiliated with Directed Services, Inc.
            The address of ING Investment is 5780 Powers
            Ferry Road, N.W., Suite 300, Atlanta, Georgia
            30327.

            The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as an investment professional since 1998 and has seven years investment experience.

            ING Investment also manages the Liquid Asset
            Portfolio.

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GLOBAL  FIXED  INCOME  PORTFOLIO


PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   High total return

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in high-grade
STRATEGY fixed income securities, both foreign and domestic. The Portfolio normally primarily invests in:

             o obligations issued or guaranteed by foreign national governments, or their agencies, instrumentalities or political subsidiaries

             o  U.S. government securities

             o  debt securities issued or guaranteed by
                supranational organizations, considered to be
                "government securities"

             o non-government foreign and domestic debt securities, including corporate debt securities, bank obligations, mortgage-backed or asset-backed securities, and repurchase agreements

            The Portfolio may invest in securities issued in any currency and may hold foreign currencies normally in at least six different countries, including the United States. For temporary defensive purposes, the Portfolio may invest all of its assets in a single country. The Portfolio's assets will be invested principally within, or in the currencies of:

             o  Australia             o  United States

             o  Canada                o  Scandinavia

             o  Japan                 o  Western Europe

             o  New Zealand           o  European Community

            When U.S. securities offer superior opportunities for achieving the Portfolio's investment objective, the Portfolio may invest a substantial majority of all of its assets in securities of U.S. issuers or securities denominated in U.S. dollars. The Portfolio may also invest in securities and currencies of less developed and developing countries.

            The Portfolio may invest in debt securities of any type of issuer, including foreign and domestic corporations, the 100 largest foreign commercial banks in terms of total assets, and other business organizations, domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities. The Portfolio may invest in debt securities with varying maturities, which generally will not exceed 10 years. The average maturity of the Portfolio's debt portfolio will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The majority of the Portfolio's investments are rated within the three highest rating categories of Standard & Poor's (AAA, AA, A) or Moody's (Aaa, Aa or A) or if unrated, considered by the Portfolio Manager to be of equivalent quality. For a description of bond ratings, please refer to the Statement of Additional Information.

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            The Portfolio Manager allocates the Portfolio's investments among those markets, companies and currencies that offer the most attractive combination of high income and principal stability. In evaluating investments for the Portfolio, the Portfolio Manager analyzes relative yields and the appreciation potential of securities in particular markets, world interest rates and monetary trends, economic, political and financial market conditions in different countries, credit quality, and the relationship of individual foreign currencies to the U.S. dollar. The Portfolio Manager also relies on internally and externally generated financial, economic, and credit research to evaluate alternative investment opportunities.

            Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. The Portfolio Manager anticipates that the portfolio turnover rate generally will not exceed 300%. A higher rate of portfolio turnover may result in correspondingly higher portfolio transaction costs that would have to be borne directly by the Portfolio and ultimately by the shareholders.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earning of the issuer.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  CREDIT RISK

             o  INCOME RISK              o  CALL RISK

             o  INTEREST RATE RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the
                U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                in inflation rates havehad and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o GEOGRAPHIC CONCENTRATION RISK. If a fund invests most of its assets in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

             o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified fund's net asset value.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTFOLIO   the Portfolio's inception.  Baring International
MANAGER     is a subsidiary of Baring Asset Management
            Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate,
            London.

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The following person at Baring International is responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------

            Paul Thursby    Investment Manager

                            Mr. Thursby has been an Investment Manager with Baring International since 1991 and has over 20 years of investment experience.

            Baring International also manages the Hard Assets
            Portfolio, the Emerging Markets Portfolio and the
            Developing World Portfolio.

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FULLY  MANAGED  PORTFOLIO

PORTFOLIO
MANAGER     T. Rowe Price Associates, Inc.

INVESTMENT
OBJECTIVE   Over the long-term, a high total investment
            return, consistent with the preservation of capital and with prudent investment risk.


PRINCIPAL   The Portfolio pursues an active asset allocation
INVESTMENT  strategy whereby investments are allocated among
STRATEGY    three asset classes - equity securities, debt
            securities and money market instruments.  The
            Portfolio invests primarily in the common stocks of established companies the Portfolio
            Manager believes to have above-average
            potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including corporate and government debt, convertibles, warrants, preferred stocks, foreign securities, futures, and options, in pursuit of its asset allocation strategy.


            The Portfolio's common stocks generally fall into one of two categories:

             o the larger category comprises long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors

             o the smaller category comprises opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.
                Since the Portfolio Manager attempts to
                prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive

            The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than his market outlook.

            The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

            DEBT SECURITIES. Debt securities, including convertible bonds, may often constitute between 25% and 50% of the Portfolio's overall portfolio. The Portfolio may purchase debt securities of any maturity. The weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality. For a description of bond ratings, please refer to the Statement of Additional Information.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

              (1) shares of the Reserve Investment Fund, an internally managed money market fund of
                    T. Rowe Price


              (2)   U.S. government obligations

              (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency whose deposits are insured by the Federal Deposit Insurance Corporation

              (4) commercial paper rated at the date of purchase in the two highest rating categories

              (5)   repurchase agreements

            The Portfolio also may invest in short-term U.S.
            dollar-denominated obligations of foreign banks if, at the time of purchase, such banks have more than $1 billion in assets.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  INTEREST RATE RISK

             o  CALL RISK                o  INCOME RISK

             o  MARKET AND COMPANY       o  CREDIT RISK
                RISK

            An investment in the Portfolio is subject to the following additional principal risk:

             o VALUE INVESTING RISK. A particular risk of the Portfolio's value or "contrarian" approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. If the Portfolio has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Portfolio than would be the case with a more diversified fund.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            The Portfolio Manager's opportunistic trading approach and willingness to realize gains could result in higher taxable capital gain distributions than other stock funds. A sizable cash or fixed income position may hinder the Portfolio from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Portfolio's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        T. Rowe Price Associates, Inc. has managed the
ON THE      Portfolio since January, 1995.  T. Rowe Price was
PORTFOLIO   founded in 1937 by the late Thomas Rowe Price, Jr.
MANAGER     As of December 31, 1999, the firm and its affiliates
            managed over $179 billion in assets. The address of T. Rowe Price is 100 East Pratt Street,
            Baltimore, Maryland 21202.

            The Portfolio is managed by an Investment
            Advisory Committee.  Richard P. Howard,
            the Committee Chair, has day-to-day
            responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Howard has been Chairman of the Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

            T. Rowe Price also manages the Equity Income
            Portfolio.

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TOTAL  RETURN  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Above-average income (compared to a portfolio
            entirely invested in equity securities)
            consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT  The Portfolio is a "balanced fund," and invests
STRATEGY in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:

             o at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depository receipts for those securities.

             o at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

            The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

            EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Portfolio Manager and its group of equity research analysts and generally not selected based on the industry in which they belong.

            While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued where:

             o they are viewed by the Portfolio Manager as being temporarily out of favor in the market due to any of the following:

             o  a decline in the market

             o  poor economic conditions

             o developments that have affected or may affect the issuer of the securities or the issuer's industry

             o  the market has overlooked them

            Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

            As noted above, the Portfolio's investments in equity securities include convertible

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            securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

             o  a fixed income stream

             o  the opportunity, through its conversion
                feature, to participate in an increase in the market price of the underlying common stock.

            FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

             o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

             o mortgage-backed and asset-backed securities, which represent interest in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

             o corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities.

            In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

            The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depository Receipts.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  INTEREST RATE RISK

             o  INCOME RISK              o  CREDIT RISK

             o  CALL RISK                o  MARKET AND COMPANY
                                            RISK

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            An investment in the Portfolio is subject to the following additional principal risks:

             o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager.
                The Portfolio could miss attractive
                investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

             o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o  UNDERVALUED SECURITIES RISK.  Prices of
                securities react to the economic condition of the company that issued the security. The Portfolio equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

             o  HIGH YIELD BOND RISK.  High yield bonds
                (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices

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                and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTFOLIO   MFS is the United States oldest mutual fund organization.
MANAGER     MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada (referred to as "Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895.
            As of December 31, 1999, MFS managed net assets of approximately $136.72 billion (approximately
            $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately 3.7 million investor accounts. The address of MFS is 500 Boylston
            Street, Boston, Massachusetts  02116.

            The Portfolio is managed by a portfolio management team consisting of five members. David M. Calabro, a Senior Vice President of MFS, heads the portfolio management team and manages the common stock portion of the Portfolio. Mr. Calabro has been employed by MFS as a portfolio manager since 1992.

            MFS also manages the Mid-Cap Growth Portfolio and the Research Portfolio.

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EQUITY  INCOME  PORTFOLIO

PORTFOLIO
MANAGER     T. Rowe Price Associates, Inc.

INVESTMENT  Substantial dividend income as well as long-term
OBJECTIVE   growth of capital.

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in the common stocks of well-
STRATEGY    established companies paying above-average
            dividends. The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

            In selecting investments, the Portfolio Manager generally looks for companies with the following:

             o  an established operating history.

             o above-average dividend yield relative to the S&P 500.

             o  low price/earnings ratio relative to the S&P
                500.

             o a sound balance sheet and other positive financial characteristics.

             o  low stock price relative to a company's
                underlying value as measured by assets, cash flow or business franchises.

            While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including foreign securities, debt securities and futures and options in keeping with its objectives. The Portfolio may also invest in shares of the Reserve
            Investment Fund, an internally managed money market fund of T. Rowe Price.

            The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following principal additional risk:

             o VALUE INVESTING RISK. A particular risk of the Portfolio's value or "contrarian" approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. If the Portfolio has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Portfolio than would be the case with a more diversified fund.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

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            The Porfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

MORE        T. Rowe Price Associates, Inc. has managed the
ON THE      Portfolio since March 1, 1999. Prior to that,
PORTFOLIO   different firms at different times served as
MANAGER     portfolio manager.  T. Rowe Price was founded in
            1937 by the late Thomas Rowe Price, Jr.  As of
            December 31, 1999, the firm and its affiliates managed over $179 billion in assets.
            The address of T. Rowe Price is 100 East Pratt
            Street, Baltimore, Maryland  21202.


            The Portfolio is managed by an Investment
            Advisory Committee.  Brian Rogers, as
            Committee Chair, has day-to-day
            responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.
            Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in
            1982.

            T. Rowe Price also manages the Fully Managed
            Portfolio.

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                      DESCRIPTION OF THE PORTFOLIOS
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INVESTORS  PORTFOLIO

PORTFOLIO
MANAGER     Salomon Brothers Asset Management, Inc.

INVESTMENT
OBJECTIVE   Seek long-term growth of capital.  Current income is a
            secondary objective.

PRINCIPAL   The Portfolio invests primarily in equity securities
INVESTMENT  of U.S. companies.  The Portfolio may also invest in other
STRATEGY    equity securities.  To a lesser degree, the Portfolio invests in income producing securities such as debt securities.

            The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

            In selecting individual companies for investment, the Portfolio Manager looks for the following:

                o   Long-term history of performance

                o   Competitive market position

                o   Competitive products and services

                o   Strong cash flow

                o   High return on equity

                o   Strong financial condition

                o   Experienced and effective management

                o   Global scope

            Investment ideas are subjected to extensive, fundamental analysis, focusing on four key criteria:

                o   Operating characteristics

                o   Financial character

                o   Quality of management

                o   Valuation

            Only companies that pass the Portfolio Manager's strict, in-depth research and debate are eligible for purchase. The Portfolio Manager's bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals.

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PRINCIPAL   Any investment in the Portfolio is subject to the following
RISKS       principal risks described under "Introduction -- General Risk
            Factors":

                o   Manager Risk

                o   Market and Company Risk

                o   Call Risk

                o   Income Risk

                o   Interest Rate Risk

                o   Credit Risk

                o   Maturity Risk

            An investment in the Portfolio is subject to the following additional principal risk:

                o Growth Investing Risk. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For such information, please refer to the Statement of Additional Information.

MORE ON     Salomon Brothers Asset Management, Inc. (SBAM) is a full-service,
THE         global investment management organization and is wholly owned by
PORTFOLIO   Salomon Smith Barney Holdings Inc., which is a subsidiary of
MANAGER     Citigroup Inc.  SBAM has been registered as a U.S. Investment
            Advisor since 1989.  As of December 31, 1999, SBAM manages over
            $30 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SBAM is located at 7 World
            Trade Center New York City, NY 10048. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.


            Name                Position and Recent Business Experience
            ----                ---------------------------------------
            Ross Margolies      Managing Director and Senior Portfolio Manager

                                Mr. Margolies has been working with insurance companies throughout his career, including in his previous positions at Lehman Brothers and Prudential Securities. Prior to working for SBAM, he served as Vice President in various investment management positions for three years at Guy Carpenter Corporation, one of the world's largest reinsurance brokerage companies. Mr. Margolies began his career at SBAM management in 1994, also working in various investment management positions.

            John Cunningham     Senior Portfolio Manager and Director

                                Mr. Cunningham joined SBAM in 1995 and has ten years experience in the industry. Prior to becoming a Portfolio Manager, Mr. Cunningham was an investment banker in the Global power group at Salomon Brothers Inc. Mr. Cunningham has served in various investment management positions during his tenure at SBAM.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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VALUE  EQUITY  PORTFOLIO

PORTFOLIO
MANAGER     Eagle Asset Management, Inc.

INVESTMENT
OBJECTIVE   Capital appreciation.  Dividend income is a
            secondary objective.

PRINCIPAL   The Portfolio normally invests primarily in equity
INVESTMENT  securities of domestic and foreign issuers that
STRATEGY    meet quantitative standards relating to financial
            soundness and high intrinsic value relative to price. The principal strategies used to select the investments include:

              (i) A three-step process to identify possible value opportunities:

                     o Screening the universe of equity securities for five key variables: low price-to-book ratios; low price-to-sales ratios; low price-to earnings ratios; attractive relative dividend yield; and relative price-to-earnings ratios

                     o Performing in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability

                     o Using a discounted free cash flow model to identify securities that are trading at a significant discount to their estimated intrinsic value

              (ii) Identifying stocks trading at a significant discount to their underlying intrinsic value and which fall into at least one of three basic categories:

                     o "Pure" value opportunities: stocks that appear attractive relative to the broader market

                     o "Relative" value opportunities: stocks that trade at a discount to the valuation parameters that the market has historically applied to them or their peer group

                     o "Event-driven" value opportunities: stocks whose underlying value may be recognized as a result of a realized or anticipated event

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o VALUE INVESTING RISK. Undervalued stock may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

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             o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.


MORE ON     Eagle Asset Management, Inc. ("Eagle Asset") has
THE         managed the Portfolio since its inception.  Eagle
PORTFOLIO   Asset is in the business of managing
MANAGER     institutional client accounts and individual
            accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December
            31, 1999, Eagle Asset had approximately $6.3 billion in client assets under management. The address of Eagle Asset is 880 Carillon Parkway,
            St. Petersburg, Florida 33716.

            The following person at Eagle Asset is
            primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Address
            ----                ------------------------------------

            Edward Cowart       Managing Director and Portfolio Manager

                                Mr. Cowart assumed responsibility for
                                the day-to-day investment decisions of
                                the Value Equity Portfolio on August 17,
                                1999.  Prior to that, he served as
                                Managing Director for a major investment advisor since 1990. He has 27 years of investment experience and is a Certified Financial Analyst.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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RISING  DIVIDENDS  PORTFOLIO

PORTFOLIO
MANAGER     Kayne Anderson Investment Management, LLC

INVESTMENT
OBJECTIVE   Capital appreciation.  A secondary objective is
            dividend income.

PRINCIPAL   The Portfolio invests in high-quality equity
INVESTMENT  securities, most of which meet all of the
STRATEGY    following quality criteria:

             o regular dividend increases during the last 10 years

             o  at least 35% of earnings reinvested annually

             o  credit rating of "A" to "AAA" or its
                equivalent

            There may be, from time to time, other high-quality securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfolio Manager deems a suitable investment. In addition to common stocks, the Portfolio may invest in securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

            In selecting equity securities, the Portfolio Manager screens databases to create a universe of companies that meet the preceding criteria. The Portfolio Manager then fundamentally analyzes the securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. A proprietary computer model compares expected rates of return for each equity security in the universe. In deciding whether to purchase a security, the Portfolio Manager appraises a company's fundamental strengths and relative attractiveness based on its expected return.

            The Portfolio generally holds at least 25 to 30 different securities. These securities are diversified by industry. The security selection discipline also seeks to avoid over-concentration in any single sector or company.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risk:

             o MANAGEMENT TECHNIQUE RISK. The Portfolio is managed based on proprietary computer models and techniques developed by the Portfolio
                Manager. The Portfolio Manager cannot assure you that such management techniques will correctly predict earnings growth, or enable the Portfolio to achieve its investment objective.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

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MORE        The Portfolio has been managed by Kayne Anderson
ON THE      Investment Management, LLC or its predecessor
PORTFOLIO   since the Portfolio's inception.  Kayne Anderson
MANAGER     has been in the business of furnishing investment
            advice to institutional and private clients since
            1984, when founded by Richard A. Kayne and John
            E. Anderson.  As of December 31, 1999, Kayne
            Anderson managed portfolios amounting to approximately $5.3 billion. The address of Kayne
            Anderson is 1800 Avenue of the Stars, Suite 200,
            Los Angeles, California 90067.

            The following persons at Kayne Anderson are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Allan M. Rudnick    Chief Investment Officer and Portfolio
                                Manager

                                Mr. Rudnick has served as Chief
                                Investment Officer for Kayne Anderson
                                since 1989, and as President since 1999.

           Paul Wayne           Director of Research and Portfolio Manager
                                Mr. Wayne has been employed by Kayne
                                Anderson since 1992.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MANAGED  GLOBAL  PORTFOLIO

PORTFOLIO
MANAGER     Capital Guardian Trust Company

INVESTMENT
OBJECTIVE   Capital appreciation.  Current income is only an
            incidental consideration.

PRINCIPAL   The Portfolio invests primarily in common stocks
INVESTMENT  traded in securities markets throughout the
STRATEGY    world.  The Portfolio may invest up to 100% of
            its total assets in securities traded in securities markets outside the United States.
            The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

            In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.

            The Portfolio may invest in any type of company, large or small, with earnings showing relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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             o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, amore established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not "succeed, and the value of stock shares could decline significantly.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

             o GEOGRAPHIC CONCENTRATION RISK. If a fund invests most of its assets in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

             o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified fund's net asset value.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE ON     Capital Guardian Trust ("Capital Guardian"), located at
THE         333 South Hope Street, Los Angeles, CA 90071, began management
PORTFOLIO   of the Portfolio on February 1, 2000.   Capital Guardian
MANAGER     is a wholly owned subsidiary of Capital Group International,
            Inc. which is located at the same address as Capital Guardian.
            Capital Guardian has been providing investment management services since 1968 and manages over $123 billion in assets as of December 31, 1999. Capital Guardian is a Trust Company and, therefore, is not required to register as an investment advisor pursuant to provisions of the Investment Advisors Act of 1940.

            The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------
            David I. Fisher         Mr. Fisher is Chairman of the Board of
                                    Capital Group International, Inc. with
                                    portfolio management responsibilities
                                    for Capital Guardian Trust Company, and
                                    joined the Capital Guardian Trust
                                    organization in 1969.

            Eugene P. Stein         Mr. Stein is an Executive Vice President
                                    of Capital Guardian Trust Company, and
                                    joined the Capital Guardian Trust
                                    organization in 1972.

            Christopher A. Reed     Mr. Reed is a Vice President of Capital
                                    International Research, Inc. with
                                    portfolio management responsibilities
                                    for Capital Guardian Trust Company,
                                    and joined the Capital Guardian Trust
                                    organization in 1993.

            Michael R. Erickson     Mr. Erickson is a Senior Vice President
                                    and portfolio manager for Capital
                                    Guardian Trust Company, and joined the
                                    Capital Guardian Trust organization in
                                    1986.

            Richard N. Havas        Mr. Haves is a Senior Vice President and
                                    a portfolio manager with research
                                    responsibilities for the Capital Guardian
                                    Trust Company, and joined the Capital
                                    Guardian Trust organization in 1985.

            Nancy J. Kyle           Ms. Kyle is a Senior Vice President of
                                    Capital Guardian Trust Company, and
                                    joined the Capital Guardian Trust
                                    organization in 1990.

            Robert Ronus            Mr. Ronus is President of Capital
                                    Guardian Trust Company, and joined the
                                    Capital Guardian Trust organization
                                    in 1972.

            Lionel M. Sauvage       Mr. Sauvage is a Senior Vice President
                                    of Capital Guardian Trust Company, and
                                    joined the Capital Guardian Trust
                                    organization in 1986.

            Nilly Sikorsky          Ms. Sikorsky is President and Managing
                                    Director of Capital International with
                                    portfolio management responsibilities
                                    for Capital Guardian Trust Company,
                                    and joined the Capital Guardian Trust
                                    organization in 1962.

            Rudolf M. Staehelin     Mr. Staehelin is a Senior Vice President
                                    and Director of Capital International
                                    Research, Inc. with portfolio management responsibilities for Capital Guardian
                                    Trust Company, and joined the Capital
                                    Guardian Trust organization in 1981.

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LARGE  CAP  VALUE  PORTFOLIO

Portfolio
Manager     Capital Guardian Trust Company

Investment
Objective   Seek long-term growth of capital and income

Principal   The Portfolio Manager seeks to achieve the Portfolio's
Investment  investment objective by investing, under normal market
Strategy    conditions, primarily in equity and equity-related
            securities of companies with market capitalization greater than $1 billion at the time of purchase.

            In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The portfolio may hold American Depository Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depository Receipts and Global Depository Receipts.

PRINCIPAL   Any investment in the Portfolio involves the possibility
RISKS       that you will lose money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   MANAGER RISK

                o   MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks:

                o GROWTH INVESTMENT RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

MORE ON     Capital Guardian Trust ("Capital Guardian"), located at
THE         333 South Hope Street, Los Angeles, CA 90071, began management
PORTFOLIO   of the Portfolio on February 1, 2000.   Capital Guardian
MANAGER     is a wholly owned subsidiary of Capital Group International,
            Inc. which is located at the same address as Capital Guardian.
            Capital Guardian has been providing investment management services since 1968 and manages over $123 billion in assets as of December 31, 1999. Capital Guardian is a Trust Company and, therefore, is not required to register as an investment advisor pursuant to provisions of the Investment Advisers Act of 1940.

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            The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------
            Donnalisa P. Barum      Ms. Barum is a Senior Vice President and
                                    Portfolio Manager.  She joined the Capital
                                    Guardian Organization in 1986 where she
                                    served in various portfolio management
                                    positions.

            Michael R. Erickson     Mr. Erickson is a Senior Vice President
                                    and Portfolio Manager. He joined the
                                    Capital Guardian organization in 1987
                                    where he served in various investment
                                    management capacities.

            David Fisher            Mr. Fisher is Chairman of the Board of
                                    Capital Guardian Group International,
                                    Inc. and Capital Guardian.  He joined
                                    the Gapital Guardian organization in
                                    1969 where he served in various
                                    portfolio management positions.

            Theodore R. Samuels     Mr. Samuels is a Senior Vice President
                                    and Director for Capital Guardian, as
                                    well as a Director of Capital
                                    International Research, Inc.  He joined
                                    the Capital Guardian organization in 1981 where he served in various portfolio management positions.

            Eugene P. Stein         Mr. Stein is Executive Vice President,
                                    a Director, a portfolio manager, and
                                    Chairman of the Investment Committee
                                    for Capital Guardian.  He joined the
                                    Capital Guardian organization in 1972
                                    where he served in various portfolio
                                    manager positions.

            Terry Berkemeier        Mr. Berkemeier is a Vice President of
                                    Capital International Research, Inc.
                                    with U.S. equity portfolio management
                                    responsibility in Capital Guardian.
                                    He joined the Capial Guardian
                                    organization in 1992.

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ALL CAP  PORTFOLIO

PORTFOLIO
MANAGER     Salomon Brothers Asset Management, Inc.

INVESTMENT  Capital Appreciation through investment in securities
OBJECTIVE   which the Portfolio Manager believes have above-average
            capital appreciation potential


PRINCIPAL
INVESTMENT  The Portfolio invests primarily in equity securities of
STRATEGY    U.S. companies.

            The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager seeks to identify those companies that offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The Portfolio Manager evaluates companies of all sizes.

            In selecting individual companies for investment, the Portfolio Manager looks for the following:

                o Stock prices that appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines

                o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares

                o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings

            Equity investments may involve added risks. Investors could lose money on their investment in the Portfolio.

            The Portfolio is non-diversified and, when compared with other funds, may invest a portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.


PRINCIPAL   Any investment in the Portfolio involves the possibility that
RISKS       you will lose money or not make money.  An investment in the
            Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

                o   Manager Risk

                o   Market and Company Risk

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            An investment in the Portfolio is subject to the following additional principal risks:

                o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

                o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

                o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies.
                    As a result, their stock prices may decline significantly as market conditions change.

                o UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement Additional Information.

MORE ON     Salomon Brothers Asset Management, Inc. (SBAM) is a full-
THE         service, global investment management organization and
PORTFOLIO   is wholly-owned by Salomon Smith Barney Holdings Inc.,
MANAGER     which is a subsidiary of Citigroup Inc.  SBAM was registered as a U.S. investment advisor in 1989. As of December 31, 1999, SBAM manages over $30 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SBAM is located at 7 World
            Trade Center New York, NY 10048. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.

            The following persons at SBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

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            Name                Position and Recent Business Experience
            ----                ---------------------------------------
            Ross Margolies      Managing Director and Senior Portfolio Manager

                                Mr. Margolies has been working with insurance companies throughout his career, including in his previous positions at Lehman Brothers and Prudential Securities. Prior to working for SBAM, he served as Vice President in various investment management positions for three years at Guy Carpenter Corporation, one of the world's largest reinsurance brokerage companies. Mr. Margolies began his career at SBAM management in 1994, also working in various investment management positions.

            Robert Donahue      Director and Co-Portfolio Manager

                                Mr. Donahue has been employed by SBAM since 1987 and has managed various mutual funds and private accounts during that time.

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RESEARCH  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Long-term growth of capital and future income

PRINCIPAL   The Portfolio normally invests at least 80% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stocks, convertible
            securities and depository receipts).  The
            Portfolio focuses on companies that the Portfolio
            Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

            A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by the Portfolio Manager and its affiliate. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

            The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger

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                capitalization or established companies.
                Shares of the Portfolio, therefore, are
                subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

             o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

            The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTFOLIO   MFS is the United States oldest mutual fund organization.
MAMANGER    MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. As of December 31, 1999, MFS managed net assets of approximately $136.72 billion (approximately
            $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately 3.7 million investor accounts. The address of MFS is 500 Boylston
            Street, Boston, Massachusetts  02116.

            The Portfolio is managed by a committee of research analysts employed by MFS and it's investment advisory affiliates.

            MFS also manages the Mid-Cap Growth Portfolio and the Total Return Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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CAPITAL  APPRECIATION  PORTFOLIO

PORTFOLIO
MANAGER     A I M Capital Management Group, Inc.

INVESTMENT
OBJECTIVE   Long-term capital growth

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities the Portfolio Manager believes to be
STRATEGY    undervalued relative to the Portfolio Manager's
            appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally.

            The Portfolio also may invest in preferred stocks and debt instruments that are consistent with its investment objective. Although the Portfolio may receive income from these investments, they will be purchased for their potential for growth of capital and not for their ability to generate income. The Portfolio also may invest up to 25% of its assets in foreign securities.

            The Portfolio Manager focuses on undervalued equity securities of:

             o  out-of-favor cyclical growth companies

             o  established growth companies that are
                undervalued compared to historical relative valuation parameters

             o companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities

             o companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values

            The Portfolio Manager usually sells a particular security when it believes the company no longer fits into any of the above categories.

            In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risk:

             o VALUE INVESTING RISK. Undervalued stock may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        A I M Management, Inc. ("A I M Capital") has
ON THE      managed the Portfolio since April 1, 1999.
PORTFOLIO   A I M Capital is an indirect subsidiary of
MANAGER     AMVESCAP, one of the world's largest independent
            investment companies.  As of December 31, 1999,
            A I M Capital and its immediate parent, A I M
            Advisors, Inc., managed approximately $161 billion in assets. The address of A I M Capital is 11 Greenway Plaza, Houston, TX 77046.

            The following persons at A I M Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------

            Joel E. Dobberpuhl      Senior Portfolio Manager

                                    Mr. Dubberpuhl has been associated with
                                    A I M Capital and/or its affiliate since
                                    1990.

            Robert A. Shelton       Portfolio Manager

                                    Mr. Shelton has been associated with A I M
                                    Capital and/or its affiliates since
                                    1995. Prior to 1995, he was a financial analyst for CS First Boston.

            Evan G. Harrel          Senior Portfolio Manager

                                    Mr. Harrel has been associated with A I M
                                    Capital and/or its affiliates since
                                    1998.  From 1994 to 1998, he was Vice
                                    President of Van Kamper American Asset
                                    Management, Inc. and a portfolio manager of various growth and equity funds.

            A I M Capital also manages the Strategic Equity
            Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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CAPITAL  GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Alliance Capital Management L.P.

INVESTMENT
OBJECTIVE   Long-term total return

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in common stocks
STRATEGY    of companies where the potential for change
            (earnings acceleration) is significant.
            The Portfolio Manager applies a growth-oriented investment philosophy defined by its:

             o  EARLY RECOGNITION OF CHANGE

                 o Value is created through the dynamics of changing economic, industry and company fundamentals

                 o The Portfolio Manager's willingness to invest on incomplete information

                 o  Judgment about the future, not merely
                    extrapolation of the past

                 o Invest in one to two year relative earnings strength at an early stage and at a reasonable price

             o  COMMITMENT TO FUNDAMENTAL RESEARCH

                 o  Twenty-one fundamental analysts covering U.S.
                    companies

             o  EMPHASIS ON STOCK SELECTION

                 o Emphasis on companies and industries where the potential for change (earnings acceleration) is significant

                 o  Remain fully invested

            Although the Portfolio will focus on companies with market capitalizations of up to $5 billion, the Portfolio remains flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities it expects to decline in price. The Portfolio may invest a substantial portion of its assets in securities issued by small, small-cap and mid-cap companies. These companies may offer greater opportunities for share price increase than larger companies. Equity and debt securities in which the Portfolio normally invests include common and preferred stocks, convertible securities, bonds, and notes.

            The Portfolio may invest in:

             o foreign securities (including in emerging or developing markets)

             o  foreign currencies, options

             o  lower-quality, high yielding debt securities
                (commonly called "junk bonds")

             o  "zero-coupon" bonds

             o  "payment-in-kind" bonds

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            At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only overweight its investments in a particular market sector if the investment return available from such overweighting in that sector justifies any additional risk associated with heavily investing in that sector.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            under "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

             o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

             o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies in a particular market sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Alliance Capital Management L.P. has managed the
ON THE      Portfolio since March 1, 1999. Alliance Capital
PORTFOLIO   Management Corporation, its general partner, is
MANAGER     an indirect subsidiary of The Equitable Life
            Assurance Society of the United States. Alliance
     .      Capital is a professional investment management
            firm that provides advisory services to individual and institutional investors. As of December 31, 1999, Alliance Capital managed approximately $368 billion of assets. The address of Alliance Capital is 1345
            Avenue of the Americas, New York, New York 10105.

            The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Alden Stewart       Executive Vice President and Portfolio Manager

                                Mr. Stewart has been employed by Alliance
                                Capital since 1971.

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STRATEGIC  EQUITY  PORTFOLIO

PORTFOLIO
MANAGER     A I M Capital Management, Inc.

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests principally in common
INVESTMENT  stocks of medium- and small-sized growth
STRATEGY    companies.  The Portfolio Manager focuses on
            companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The
            Portfolio Manager usually sells a particular security when any of those factors materially changes. As a result of the Portfolio's investment strategy, the market prices of many of the securities purchased and held by the Portfolio may fluctuate widely. Any income received from securities held by the Portfolio is incidental.

            The Portfolio consists primarily of securities of two basic categories of companies: (a) "core" companies, which the Portfolio Manager considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies that the Portfolio Manager believes are currently enjoying a dramatic increase in profits.

            The Portfolio's strategy does not preclude investment in large, seasoned companies that the Portfolio Manager believes possess superior potential returns similar to companies with formative growth profiles. The Portfolio also invests in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above-average earnings growth potential relative to market value.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

             o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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             o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.
                Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        A I M Capital Management, Inc. ("A I M Capital")
ON THE      has managed the Portfolio since March 1, 1999.
PORTFOLIO   A I M Capital is an indirect subsidiary of
MANAGER     AMVESCAP, one of the world's largest independent
            investment companies.  As of December 31, 1999,
            A I M Capital and its immediate parent, A I M
            Advisors, Inc., managed approximately $161 billion in assets. The address of A I M Capital is 11 Greenway Plaza, Houston, Texas 77046.

            The following persons at A I M Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------

            Robert M. Kippes        Senior Portfolio Manager

                                    Mr. Kippes has been associated with A I M
                                    Capital and/or its affiliates since
                                    1989.

            Charles D. Scavone      Senior Portfolio Manager

                                    Mr. Scavone has been associated with A I M
                                    Capital and/or its affiliates since
                                    1996.  From 1994 to 1996, he was Associate
                                    Portfolio Manager for Van Kamper Capital
                                    Asset Management, Inc.

            David P. Barnard        Senior Portfolio Manager

                                    Mr. Barnard has been associated with A I M
                                    Capital since 1982.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Kenneth A. Zschappel    Senior Portfolio Manager

                                    Mr. Zschappel has been associated with
                                    A I M Capital and/or its affiliates
                                    since 1990.

            Christopher Perras      Portfolio Manager

                                    Mr. Perras has been associated with AIM
                                    Capital and/or its affiliates since 1999.
                                    From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

            Steven A. Brase         Portfolio Manager

                                    Mr. Brase has been associated with AIM
                                    Capital since 1998.  From 1995 to 1998,
                                    he was Associate Portfolio Manager and
                                    Partner for Bricoleur Capital Management,
                                    Inc.

            Brant H. DeMuth         Senior Portfolio Manager

                                    Mr. DeMuth has been associated with AIM
                                    Capital since 1996.  From 1992 to 1996,
                                    he was Portfolio Manager for Colorado's
                                    Public Employee's Retirement Association.

            A I M Capital also manages the Capital Appreciation Portfolio.

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MID-CAP  GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Long-term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stocks, convertible
            securities and depository receipts) of companies with medium market capitalizations (or "mid-cap") which the Portfolio Manager believes have above-average growth potential.

            The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap Growth Index at the time of the Portfolio's investment. The
            Index is a widely recognized, unmanaged index that consists of the 800 companies in the Russell 1,000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell Midcap Growth
            Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 65% investment policy. As of April 30, 1999, the top of the Russell Midcap Growth Index was $47 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

            Growth companies are companies that the Portfolio
            Manager considers well-run and poised for growth.
            The Portfolio Manager looks particularly for companies which demonstrate:

             o a strong franchise, strong cash flows and a recurring revenue stream

             o a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

             o  a strong management team with a clearly
                defined strategy

             o  a catalyst that may accelerate growth

            The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts and not selected based on the industry in which they belong.

            The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

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            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.


PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  MID-CAP COMPANY RISK.  Investment in
                securities of mid-cap companies entails
                greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Therefore, shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

             o EMERGING MARKETS RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio investments in those currencies. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

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                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls may restrict the transfer of currency from a given country; or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.

                Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTOFLIO   MFS is the United States' oldest mutual fund organi-
MANAGER     zation.  MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895.
            As of December 31, 1999, MFS managed net assets of approximately $136.7 billion (approximately $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately $4.2 million investor accounts.
            The address of MFS is 500 Boylston Street,
            Boston, Massachusetts  02116.

            The following persons at MFS are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Mark Regan          Senior Vice President of MFS

                                Mr. Regan has been employed as a
                                portfolio manager by MFS since 1989.

            David E.            Vice President of MFS
              Sette-Ducati
                                Mr. Sette-Ducati has been employed as a
                                portfolio manager by MFS since 1995.

            MFS also manages the Research Portfolio and the Total Return Portfolio.

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SMALL  CAP  PORTFOLIO

PORTFOLIO
MANAGER     Capital Guardian Trust Company

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in equity
STRATEGY securities of companies that have total market capitalization within the range of companies included in:

             o  Russell 2000 Growth Index

             o  Standard & Poor's Small Cap 600 Index

            Both indexes are broad indexes of small
            capitalization stocks. As of December 31, 1999, the range of market capitalization companies in the Russell Index was $4.42 million to $3.21 billion, the range of the market capitalization companies in the S&P 600 Index was $18 million to $3.34 billion, and the combined range was $4.42 million to $3.34 billion. The Portfolio may invest up to 35% of its assets in companies outside this combined range.

            Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights.

            The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.

            The Portfolio may also hold up to 15% of its assets in money market instruments and repurchase agreements.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  SMALL CAP COMPANY RISK.  Investing in
                securities of small cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

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             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.
                Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.


            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE ON     Capital Guardian Trust ("Capital Guardian"), located at
THE         333 South Hope Street, Los Angeles, CA 90071, began management
PORTFOLIO   of the Portfolio on February 1, 2000.   Capital Guardian
MANAGER     is a wholly owned subsidiary of Capital Group International,
            Inc. which is located at the same address as Capital Guardian.
            Capital Guardian has been providing investment management services since 1968 and manages over $123 billion in assets as of December 31, 1999. Capital Guardian is a Trust Company and, therefore, is not required to register as an investment advisor pursuant to provisions of the Investment Advisers Act of 1940.

            The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------
            Michael R. Ericksen     Mr Erickson is a Senior Vice President
                                    and portfolio manager for Capital
                                    Guardian Trust Company, and joined the
                                    Capital Guardian Trust organization in
                                    1986.

            James S. Kang           Mr. Kang is a Vice President for Capital
                                    International Research, Inc. with research and portfolio management responsibilities with Capital Guardian Trust Company, and joined the Capital Guardian Trust organization in 1987.

            Robert G. Kirby         Mr Kirby is a Chairman Emeritus and a
                                    portfolio manager of Capital Guardian
                                    Trust Company, and was a founding officer of the Capital Guardian Trust organization in 1968.

            Karen A. Miller         Ms. Miller is a Vice President for Capital
                                    International Research, Inc. with portfolio management responsibilities for Capital
                                    Guardian Trust Company, and joined the
                                    Capital Guardian Trust organization in
                                    1990.

            Lawrence R. Solomon     Mr Solomon is a Senior Vice President and
                                    Director of Capital International Research,
                                    Inc. with portfolio management
                                    responsibilities for Capital Guardian Trust
                                    Company, and joined the Capital Guardian
                                    Trust organization in 1984.

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GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Janus Capital Corporation

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests primarily in common stocks
INVESTMENT  of growth companies that have favorable
STRATEGY    relationships between price/earnings ratios and
            growth rates in sectors offering the potential for above-average returns.

            The Portfolio invests substantially in common stocks the Portfolio Manager believes will appreciate in value. The Portfolio Manager generally takes a "bottom up" approach to selecting companies. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Income is not a significant consideration when choosing investments for the Portfolio.

            The Portfolio may invest in companies of any size and may invest a substantial portion of its assets in securities issued by small and medium size companies.

            The Portfolio may also invest in:

             o foreign securities (including in emerging or developing markets)

             o forward foreign currency contracts, futures and options

             o debt securities (including up to 35% in high-yield/high-risk bonds)


            When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.


PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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             o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

             o  HIGH YIELD BOND RISK.  High yield bonds
                (commonly referred to "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Janus Capital Corporation has managed the
ON THE      Portfolio since March 1, 1999.  Janus Capital has
PORTFOLIO   been an investment adviser since 1970, and
MANAGER     provides advisory services to managed accounts
            and investment companies. As of December 31, 1999, Janus Capital managed approximately $248.8 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

            The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Warren M. Lammert   Executive Vice President

                                Mr. Lammert has been employed by Janus
                                Capital since 1987 and has managed
                                various other mutual funds and private
                                accounts during that time.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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REAL  ESTATE  PORTFOLIO

PORTFOLIO
MANAGER     The Prudential Investment Corporation

INVESTMENT
OBJECTIVE   Capital appreciation.  Current income is a
            secondary objective.

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in the real estate
STRATEGY    industry that are listed on national exchanges or
            the National Association of Securities Dealers
            Automated Quotation System ("NASDAQ").  The
            Portfolio Manager selects securities generally for long-term investment.

            The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues from, the following sectors of the real estate industry:

             o  ownership (including listed real estate
                investment trusts)

             o  construction and development

             o  asset sales

             o  property management or sale

             o  other related real estate services

            The Portfolio may invest more than 25% of its assets in any of the above sectors.

            The Portfolio also may invest in:

             o equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry

             o financial institutions which issue or service mortgages

             o securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risk:

             o REAL ESTATE RISK. Although the Portfolio will not invest in real estate directly, the Portfolio may invest in real estate industry companies, including real estate investment trusts. As a result, the Portfolio may be subject to certain risks associated with direct ownership of real estate and the real estate industry in general. These risks include declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, tenant credit worthiness and ability to meet rent obligations, increases in property taxes

                and
                operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                and
                operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increase in interest rates.

                In addition, real estate investment trusts
                (called "REITs") may be affected by any changes in the value of the underlying property owned by the REIT or by the quality of any credit extended. REITs are dependent upon management skills. Some REITs may not be highly diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940.

             o  INDUSTRY CONCENTRATION RISK.  Since the
                Portfolio invests primarily in securities of companies in the real estate industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE
ON THE
PORTFOLIO
MANAGER The Prudential Investment Corporation ("PIC"), a registered investment advisor, located at Prudential Plaza, Newark, NJ 07102-4077, sub-advises the Portfolio through one of its specialized investment management groups, Prudential
            Real Estate Investors ("PREI") PIC is a direct subsidiary of The Prudential Insurance Company of America ("The Prudential"), located at the same address as PIC. PIC currently serves as the investment advisor to substantially all of the funds within The Prudential mutual fund complex. PRESI is located at Gateway Center Z, McCarter Highway and Market Street, Newark, NJ 07102. PRESI specializes in investing in publicly traded equity securities of Real Estate Investment Trusts (REITs) and real estate operating companies. The investment approach, used by PRESI in making investment decisions, is value-oriented adaptation of the economic value added analysis.

            The Portfolio is managed by a team of investment professionals at PRESI led by Catherine C. Creswell who became Managing Director and Senior Portfolio Manager in March 2000 and who is primarily responsible for the day-to-day investment decisions of the portfolio. Prior to that she was Managing Director and Director of Real Estate Securities Research for PRESI, responsible for all the Unit's extensive research activity.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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HARD  ASSETS  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in the equities
STRATEGY    of producers of commodities (Global Resource
            Companies).

            Hard asset securities in which the Portfolio may invest include equity securities of hard asset companies and debt securities, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

             o  precious metals

             o  ferrous and non-ferrous metals

             o  integrated oil

             o  exploration/production

             o  gas/other hydrocarbons

             o  forest products

             o  agricultural commodities

             o other basic materials that can be priced by a market

            The Portfolio may invest in any of the
            above sectors up to a maximum of 50%.

            The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

            The Portfolio may invest in:

             o securities of foreign issuers, including up to 35% in South Africa

             o  companies not engaged in natural
                resources/hard asset activities

             o  investment-grade corporate debt

             o  U.S. government or foreign obligations

             o  money market instruments

             o  repurchase agreements

             o special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country

             o  derivatives

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

             o  common stock             o  direct equity
                                            interests in trusts

             o  preferred stock          o  joint ventures

             o  rights                   o  "partly paid" securities

             o  warrants                 o  partnerships

             o  "when-issued"            o  restricted securities
                securities

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer.
            A non-diversified portoflio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL   An investment in the Portfolio is subject to
RISKS       the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  HARD ASSET RISK.  The production and
                marketing of hard assets (commodities)
                may be affected by actions and changes
                in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.

             o  SECTOR CONCENTRATION RISK.  Since the
                Portfolio may invest up to 50% of its assets in one particular hard asset sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by sector.

             o  INDUSTRY CONCENTRATION RISK.  Since the
                Portfolio invests primarily in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securi-ties may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.
                Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conser-vative equity fund or of a growth fund that invests entirely in proven growth stocks.

             o FOREIGN INVESTMENT AND CURRENCY RISK. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. In many foreign countries, there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                Since investment may be concentrated in South Africa, political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries investment, may pose certain risks to the Portfolio's investments. If aggravated by local or international developments, such risk could have an adverse effect on investment in South Africa, including the Portfolio's investments and possibly, the liquidity of the Portfolio and its ability to meet shareholder redemption requests.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTOFLIO   March 1, 1999.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------

            Mark Latham             Investment Manager

                                    Mr. Latham has been an investment
                                    professional with Baring International
                                    Investment Limited and its ING affiliates since 1987 and has 18 years of investment experience.

            Baring International Investment also manages the Developing World Portfolio, the Hard Assets Portfolio and the Global Fixed Income Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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DEVELOPING  WORLD  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Developing World Portfolio invests primarily
INVESTMENT  in the equity securities of emerging market
STRATEGY    companies.  The Portfolio normally invests in at
            least six "emerging market countries"
            with no more than 35% of its assets in any one country. Emerging market countries are those that are identified as such in the Morgan Stanley
            Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging
            Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this prospectus, the Portfolio Manager considers the following to be emerging market countries:

                LATIN AMERICA  ASIA           EUROPE         MIDDLE EAST
                Argentina      Bangladesh     Czech Republic Israel
                Brazil         China*          Greece         Jordan
                Chile          India          Hungary
                Colombia       Indonesia      Poland         AFRICA
                Costa Rica     Korea          Russia         Egypt
                Jamaica        Malaysia       Turkey         Ghana
                Mexico         Pakistan       Croatia        Ivory Coast
                Peru           Philippines    Estonia        Kenya
                Trinidad and   Sri Lanka                     Morocco
                  Tobago
                Uruguay        Taiwan                        Nigeria
                Venezuela      Thailand                      South Africa
                               Vietnam                       Tunisia
                               Hong Kong                     Zimbabwe

            * Includes Chinese companies that are quoted on the
              Hong Kong Stock Exchange.

            The Portfolio Manager, when defining "emerging markets", recognizes the International Finance Corporation definition of an emerging market as being those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita. In particular, the Portfolio Manager focuses on the constituent countries of the Morgan Stanley Emerging Free Index. However, there are countries that satisfy the emerging definition even though they currently lie outside the Index.

            The Portfolio Manager's philosophy is based on the belief that superior long term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of research into the key drivers of emerging
             market performance, the Portfolio Manager has defined a
            disciplined investment framework consisting of five critical drivers - Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regard to growth, it is the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            that
            is our focus. It is the structured fundamental research that drives both the country and company selection decision making.

            Equity securities in which the Portfolio invests are primarily common stock but may also include other types of equity and equity derivative securities. The Portfolio may invest 10% in debt securities, rated below investment-grade.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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PRINCIPAL   Any investment involves the possibility that you
RISKS       will lose money or not make money.  An investment
            in the Portfolio is subject to the following principal risks described under "Introduction --
            General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their relative investments.

             o GEOGRAPHIC CONCENTRATION RISK. If a fund invests most of its assets in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S.
                dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their relative investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.


MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTFOLIO   March 1, 1999.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The Developing World Portfolio is managed by a team of 24 investment professionals.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------
            Matt Linsey     Investment Manager

                            Mr. Linsey has been an investment
                            professional with Baring International
                            and its ING affiliates since 1994
                            and has 16 years of investment experience.

            Baring International also manages the Hard Assets
            Portfolio, Emerging Markets Portfolio and the
            Global Fixed Income Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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EMERGING  MARKETS  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in equity
INVESTMENT  securities of companies in at least six
STRATEGY    diferent emerging market countries. The
            Portfolio's investment philosophy is to
            capitalize on emerging capital markets in developing nations and other nations in which economic and political factors are likely to produce above average growth rates.

            Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index or the International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication.

            Equity securities that the Portfolio may invest in include common stock and other securities with equity characteristics (such as preferred stock, rights and warrants, convertible securities and shares of investment companies).

            The Portfolio Manager's philosophy is based on the belief that superior long term results come from identifying unrecognised growth investment opportunities in countries and companies.

            The Portfolio Manager's investment process seeks to deliver superior risk adjusted returns by evaluating key investment drivers at both the country and company level.

            As a result of in depth research into the key drivers of emerging market performance, the Portfolio Manager has defined an investment framework consisting of five critical drivers -
            Growth, Liquidity, Currency, Management and Valuation.
            Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, for growth, it is the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level that is the Portfolio Manager's focus. It is the structured fundamental research that drives both the country and company selection decision making.

            If the Portfolio is not fully invested in emerging market equity securities, the Portfolio
            Manager may invest the remainder of the
            Portfolio's assets (but not more than 35%) in:

             o equity securities of issuers in developed economies


             o  debt securities issued or guaranteed by
                corporate or governmental issuers in an
                emerging market country, including Brady
                Bonds, or an industrialized country,
                including the United States

             o bank deposits or bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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             o  mortgage-backed securities of banks in
                emerging market or industrialized countries, including the United States

             o  instruments issued by international
                development agencies

             o  high-quality money market instruments,
                including commercial paper and other short-term corporate debt obligations of issuers in industrialized and emerging market countries

             o  debt securities that are rated below
                investment-grade or, if not rated, of
                equivalent quality up to 10% of assets

             o borrowings up to 10% of assets (which the Portfolio Manager may increase to 25% for temporary purposes)

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls (may be unable to transfer currency from a given country); or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTFOLIO   March 15, 2000.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The Emerging Markets Portfolio is managed by a team of 24 investment professionals.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------
            Matt Linsey     Investment Manager

                            Mr. Linsey has been an investment
                            professional with Baring International
                            and its ING affiliates since 1994
                            and has 15 years of investment experience.

            Baring International also manages the Hard Assets
            Portfolio, Developing World Portfolio and the
            Global Fixed Income Portfolio.

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                     OVERALL MANAGEMENT OF THE TRUST
-------------------------------------------------------------------------


THE         Directed Services, Inc. ("DSI") is the overall
ADVISER     adviser to the GCG Trust.  DSI is a New York
            corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life
            Insurance Company issues. The address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania
            19380.

            DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays DSI for its services an advisory fee. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

            In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

            DSI has full investment discretion and makes all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------

            The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).


ADVISORY    ADVISORY FEE PAID IN 1999.  For portfolios that
FEE         were in operation for the full 1999 year, the
            Trust paid DSI in 1999 an advisory fee at the following annual rates (based on the average daily net assets of the portfolio):

            |-------------------------------------------------------------|
            |                                   FEE PAID TO ADVISER       |
            |                                        DURING 1999          |
            |                                (as a percentage of average  |
            |   PORTFOLIO                            net assets)          |
            |-------------------------------------------------------------|
            |   Liquid Asset                            0.56%             |
            |   Limited Maturity Bond                   0.56%             |
            |   Global Fixed Income                     1.60%             |
            |   Total Return                            0.91%             |
            |   Fully Managed                           0.96%             |
            |   Equity Income                           0.96%             |
            |   Rising Dividends                        0.96%             |
            |   Capital Growth                          1.04%             |
            |   Growth                                  1.04%             |
            |   Value Equity                            0.96%             |
            |   Research                                0.91%             |
            |   Managed Global                          1.25%             |
            |   Capital Appreciation                    0.96%             |
            |   Mid-Cap Growth                          0.91%             |
            |   Strategic Equity                        0.96%             |
            |   Small Cap                               0.96%             |
            |   Real Estate                             0.96%             |
            |   Hard Assets                             0.96%             |
            |   Developing World                        1.75%             |
            |   Emerging Markets                        1.75%             |
            |-------------------------------------------------------------|

            For portfolios that commenced operations in 1999 or 2000, the Trust pays DSI an advisory fee at the following annual rates (based on average daily net assets):

            |-------------------------------------------------------------|
            |                             FEE (AS A PERCENTAGE OF AVERAGE |
            |                              NET ASSETS OF A PORTFOLIO OR   |
            |                             COMBINED ASSETS OF THE INDICATED|
            |   PORTFOLIO                      GROUPS OF PORTFOLIOS)      |
            |-------------------------------------------------------------|
            |   Investors Series and      1.00% of first $500 million;    |
            |   All Cap Series             .95% of next $250 million;     |
            |   Combined:                  .90% of next $500 million; and |
            |                              .85% thereafter.               |
            |                                                             |
            |   Large Cap Value           1.00% of first $500 million;    |
            |   Series:                    .95% of next $250 million;     |
            |                              .90% of next $500 million; and |
            |                              .85% thereafter.               |
            |                                                             |
            |   Large Cap Growth          1.00% of first $500 million;    |
            |   Series:                    .95% of next $250 million;     |
            |                              .90% of next $500 million; and |
            |                              .85% thereafter.               |
            |-------------------------------------------------------------|


            Out of the advisory fee, DSI in turn pays, on a monthly basis, the portfolio managers a portfolio management fee for their services.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------

            The GCG Trust is distinct in that the portfolios' expense structure is simpler and more predictable than that of most mutual funds. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.


-------------------------------------------------------------------------
                               SHARE PRICE
-------------------------------------------------------------------------

            Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock
            Exchange ("NYSE") is open for business
            ("a business day").

            A portfolio's share price ("net asset value", or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

            Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day.
            Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

            The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

            The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation.
            The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business.
            Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

            Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

            When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

            Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value.
            Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.


-------------------------------------------------------------------------
                         TAXES AND DISTRIBUTIONS
-------------------------------------------------------------------------

            The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

            Each portfolio of the GCG Trust has qualified and expect to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to Federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

            Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. Under current tax law, your gains under your Contract are taxed only when you take them out. Contract purchasers should review the Contract prospectus for a discussion of the tax treatment applicable to holders of the Contracts.

            The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Contracts.





TO OBTAIN                                              THE GCG TRUST
MORE INFORMATION                                       TRUSTEES

A Statement of Additional Information, dated           Barnett Chernow, Chairman and Trustee
May 1, 2000, has been filed with the Securities
and Exchange Commission, and is made a part of         John R. Barmeyer, Trustee
this prospectus by reference.
                                                       J. Michael Earley, Trustee
Additional information about the GCG Trust's
investments is available in the GCG Trust's annual     R. Barbara Gitenstein, Trustee
and semi-annual reports to shareholders.  In the
annual report, you will find a discussion of the       Robert A. Grayson, Trustee
market conditions and investment strategies that
significantly affected the GCG Trust's performance     Elizabeth J. Newell, Trustee
during its last fiscal year.
                                                       Stanley B. Seidler, Trustee

To obtain a free copy of these documents or to         Roger B. Vincent, Trustee
make inquiries about the portfolios, please write
to our Customer Service Center at P.O. Box 2700,
West Chester, Pennsylvania  19380 or call (800)
366-0066.

Information about the GCG Trust can be reviewed and copied at the Securities and Exchange
Commission's ("SEC") Public Reference Room.
Information about its operation may be obtained by calling 1-202-942-8090. Reports and other information about the GCG Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may also obtain copies of information for a duplicating fee by electronic request at the following Email address:
publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, DC  20549-0102


                                        GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                      Golden American Life Insurance Company is a stock
                                               company domiciled in Delaware

G3059   5/00  SEC File No.   811-5629

                                  PROSPECTUS #2
                       CONTAINING 8 SERIES OF THE GCG TRUST


                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(c)

PROSPECTUS
--------------------------------------------------------------------------

--------------------------------------------------------------------------





INCLUDED IN THIS DOCUMENT:


THE GCG TRUST
May 1, 2000
    LIQUID ASSET SERIES
    LIMITED MATURITY BOND SERIES
    TOTAL RETURN SERIES
    EQUITY INCOME SERIES
    RESEARCH SERIES
    MID-CAP GROWTH SERIES
    GROWTH SERIES
    HARD ASSETS SERIES






THE  GCG  TRUST
--------------------------------------------------------------------------

--------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2000
                                  -------------------------------
                                  MONEY MARKET FUND
                                  -------------------------------
                                     Liquid Asset Series

                                  -------------------------------
                                  BOND FUNDS
                                  -------------------------------
                                     Limited Maturity Bond Series

                                  -------------------------------
                                  BALANCED FUNDS
                                  -------------------------------
                                     Total Return Series

                                  -------------------------------
                                  STOCK FUNDS
                                  -------------------------------
                                    DOMESTIC
                                     Equity Income Series
                                     Research Series
                                     Mid-Cap Growth Series
                                     Growth Series
                                     Hard Assets Series

--------------------------------------------------------------------------

--------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
FOR THE SEPARATE ACCOUNT.  BOTH PROSPECTUSES SHOULD BE READ
CAREFULLY AND RETAINED FOR FUTURE REFERENCE.




                    This page intentionally left blank.



-------------------------------------------------------------------------
                           TABLE OF CONTENTS
-------------------------------------------------------------------------

    IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION,
    WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF
    THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE
    "PORTFOLIOS."


                                   PAGE                                             PAGE

INTRODUCTION                                      DESCRIPTION OF THE PORTFOLIOS
 Investing through your Variable                    Liquid Asset.....................  31
   Contract.......................   2              Limited Maturity Bond............  33
 Why Reading this Prospectus is                     Total Return.....................  35
   Important......................   2              Equity Income....................  39
 Types of Funds...................   2              Research.........................  41
 General Risk Factors.............   3              Mid-Cap Growth...................  43
                                                    Growth...........................  46
PORTFOLIOS AT A GLANCE                              Hard Assets......................  48
 Liquid Asset.....................   4
 Limited Maturity Bond............   6            OVERALL MANAGEMENT OF THE TRUST
 Total Return.....................   8              The Advisor......................  52
 Equity Income....................  12              Advisory Fee.....................  53
 Research.........................  14
 Mid-Cap Growth...................  16            SHARE PRICE........................  53
 Growth...........................  18
 Hard Assets......................  20            TAXES AND DISTRIBUTIONS............  55

MORE INFORMATION                                  TO OBTAIN MORE INFORMATION.........Back
 A Word about Portfolio Diversity.  22
 Additional Information about the                 THE GCG TRUST TRUSTEES.............Back
   Portfolios.....................  22
 Non-Principal Investments and
   Strategies.....................  22
 Temporary Defensive Positions....  22
 Portfolio Turnover...............  22
 Legal Counsel....................  22
 Independent Auditors.............  22

FINANCIAL HIGHLIGHTS
 Liquid Asset.....................  23
 Limited Maturity Bond............  24
 Total Return.....................  25
 Equity Income....................  26
 Research.........................  27
 Mid-Cap Growth...................  28
 Growth...........................  29
 Hard Assets......................  30



    AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

-------------------------------------------------------------------------
                            INTRODUCTION
-------------------------------------------------------------------------

INVESTING THROUGH YOUR VARIABLE       MONEY MARKET FUNDS.  Money market
CONTRACT                              instruments (also known as cash
Shares of the portfolios of the       investments) are debt securities
GCG Trust currently are sold to       issued by governments,
segregated asset accounts             corporations, banks, or other
("Separate Accounts") of insurance    financial institutions.
companies as funding choices for
variable annuity contracts and         BOND FUNDS.  Bonds are debt
variable life insurance policies        securities representing loans
("Variable Contracts").  There are      from investors.  A bond fund's
additional portfolios of the GCG        share price - and therefore the
Trust described in other                value of your investment - can
prospectuses.   Assets in the           rise or fall in value because
Separate Account are invested           of changing interest rates or
in shares of the portfolios based       other factors.
on your allocation instructions.
Not all portfolios described in        BALANCED FUNDS.  A balanced fund
this prospectus may be available        holds a mix of stocks, bonds,
under your Variable Contract.  You      and sometimes, cash
do not deal directly with the           investments.  A balanced fund
portfolios to purchase or redeem        offers the convenience of
shares.  The accompanying Separate      investing in both stocks and
Account prospectus describes your       bonds through a single fund.
rights as a Variable Contract
owner.  We may sell shares of the      STOCK FUNDS.  Stocks - which
portfolios to qualified pension         represent shares of ownership
and retirement plans outside of         in a company - generally offer
the separate account context.           the greatest potential for long
                                        term growth of principal.  Many
WHY READING THIS PROSPECTUS IS          stocks also provide regular
IMPORTANT                               dividends, which are generated
This prospectus explains the            by corporate profits.  While
investment objective, risks and         stocks have historically
strategy of each of the portfolios      provided the highest long-term
of the GCG Trust.  Reading the          returns, they have also
prospectus will help you to decide      exhibited the greatest short-
whether a portfolio is the right        term price fluctuations - so a
investment for you.  We suggest         stock fund has a higher risk of
that you keep this prospectus and       losing value over the short
the prospectus for the Separate         term.
Account for future reference.

TYPES OF FUNDS
The portfolios are generally
classified among three major asset
classes: stock, bond and money
market.


  MONEY MARKET               BOND                     STOCK
    FUNDS                    FUNDS                    FUNDS

  |----------------------------------------------------------|
  | LOWER     <---------- RISK/RETURN ---------->     HIGHER |
  |----------------------------------------------------------|

-------------------------------------------------------------------------
                        INTRODUCTION (CONTINUED)
-------------------------------------------------------------------------

GENERAL RISK FACTORS                      for shorter-
Investing in the portfolios, as           term bonds, moderate for
with an investment in any                 intermediate-term bonds, and
security, involves risk factors           high for longer-term bonds.  A
and special considerations.  A            bond's duration measures its
portfolio's risk is defined               sensitivity to changes in
primarily by its principal                interest rates.  The longer
investment strategies.  An                the duration, the greater the
investment in a portfolio is not          bond's price movement will be
insured against loss of principal.        as interest rates change.
As with any mutual fund, there can
be no assurance that a portfolio       o  CREDIT RISK.  A bond issuer
will achieve its investment               (debtor) may fail to repay
objective.  Investing in shares of        interest and principal in a
a portfolio should not be                 timely manner.  The price of a
considered a complete investment          security a portfolio holds may
program.  The share value of each         fall due to changing economic,
portfolio (except for the Liquid          political or market conditions
Asset Portfolio) will rise and            or disappointing earnings
fall.  Although the Liquid Asset          results.
Portfolio seeks to preserve the
value of your investment at $1.00      o  CALL RISK.  During periods of
per share, it is still possible to        falling interest rates, a bond
lose money.                               issuer may "call," or repay,
It is important to keep in mind           its high yielding bond before
one of the main axioms of                 the bond's maturity date.
investing:  The higher the risk of        Forced to invest the
losing money, the higher the              unanticipated proceeds at
potential reward.  The lower the          lower interest rates, a
risk, the lower the potential             portfolio would experience a
reward.  As you consider an               decline in income.
investment in a portfolio, you
should take into account your          o  MATURITY RISK.  Interest rate
personal tolerance for investment         risk will affect the price of
risk.                                     a fixed income security more
                                          if the security has a longer
OVERALL RISK:                             maturity because changes in
                                          interest rates are
 o  MANAGER RISK.  A portfolio            increasingly difficult to
    manager of a portfolio may do         predict over longer periods of
    a mediocre or poor job in             time.  Fixed income securities
    selecting securities.                 with longer maturities will
                                          therefore be more volatile
RISK RELATED TO STOCK INVESTING:          than other fixed income
                                          securities with shorter
 o  MARKET AND COMPANY RISK.  The         maturities.  Conversely, fixed
    price of a security held by a         income securities with shorter
    portfolio may fall due to             maturities will be less
    changing economic, political          volatile but generally provide
    or market conditions or               lower returns than fixed
    disappointing earnings                income securities with longer
    results.  Stock prices in             maturities.  The average
    general may decline over short        maturity of a portfolio's
    or even extended periods.  The        fixed income investments will
    stock market tends to be              affect the volatility of the
    cyclical, with periods when           portfolio's share price.
    stock prices generally rise
    and periods when stock prices     Because of these and other risks
    generally decline.  Further,      that may be particular to a
    even though the stock market      portfolio, your investment could
    is cyclical in nature, returns    lose or not make any money.
    from a particular stock market
    segment in which a portfolio
    invests may still trail
    returns from the overall stock
    market.

RISKS RELATED TO BOND INVESTING:

 o  INCOME RISK.  A portfolio's
    income may fall due to falling
    interest rates.  Income risk
    is generally the greatest for
    short-term bonds, and the
    least for long-term bonds.
    Changes in interest rates will
    affect bond prices as well as
    bond income.

 o  INTEREST RATE RISK.  This is the
    risk that bond prices overall
    will decline over short or
    even extended periods due to
    rising interest rates.
    Interest rate risk is
    generally modest

-------------------------------------------------------------------------
                        PORTFOLIOS AT A GLANCE
-------------------------------------------------------------------------


LIQUID  ASSET  PORTFOLIO

INVESTMENT
OBJECTIVE   High level of current income consistent with
            the preservation of capital and liquidity

PRINCIPAL   The Portfolio Manager strives to maintain a
INVESTMENT  stable $1 per share net asset value and its
STRATEGY    investment strategy focuses on safety of
            principal, liquidity and yield, in order of importance, to achieve this goal. The management team implements its strategy through a four-step investment process designed to ensure adherence to regulatory requirements.

            Step One:   The Portfolio Manager
                        actively maintains a formal Approved
                        List of high quality companies.

            Step Two:   Securities of Approved
                        List issuers that meet maturity
                        guidelines and are rated in one of the
                        two highest ratings categories (or
                        determined to be of comparable quality
                        by the Portfolio Manager) are eligible
                        for investment.

            Step Three: Eligible securities are
                        reviewed to ensure that an investment
                        in such securities would not cause the
                        Portfolio to exceed its
                        diversification limits.

            Step Four:  The Portfolio Manager
                        makes yield curve positioning
                        decisions based on liquidity
                        requirements, yield curve analysis and
                        market expectations of future interest
                        rates.

            Money market funds are highly regulated by Rule 2a-7 of the Investment Company Act of
            1940, which sets forth specific maturity, quality and diversification guidelines. The
            Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

             o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category and the
                Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

             o  MATURITY.  The average maturity of the
                portfolio may not exceed 90 days and the remaining maturity of any individual security may not exceed 397 days.

             o DIVERSIFICATION. Generally, at the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applciable to 75% of total assets subject to certain exceptions.



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

  LIQUID
  ASSET
       L                                               M
    L  M        T  E                                   C           H
    A  B        R  I                    R              G     G     A
<<<------------------------------------------------------------------------>>>
<< xXx                                                                     >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

              o  MANAGER RISK     o  INCOME RISK

              o  CREDIT RISK      o  INTEREST RATE RISK

            AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS
            NEITHER INSURED NOR GUARANTEED BY THE FEDERAL
            DEPOSIT INSURANCE CORPORATION OR ANY OTHER
            GOVERNMENT AGENCY.  ALTHOUGH THE PORTFOLIO
            SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT
            AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
            MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. ING Investment Management LLC or its affiliate has managed the Portfolio since August 13, 1996. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]


                      LIQUID ASSET -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         7.75%   5.66%   3.13%   2.64%   3.89%   5.51%   5.01%   5.07%   5.13%  4.74%


   |-----------------------------------------------------------|  |--------------------|
   |                AVERAGE ANNUAL TOTAL RETURN                |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  6/30/89...  2.19% |
   |    Annual Total Return   4.74%   5.08%   4.82%    5.11%   |  |                    |
   |                                                           |  |--------------------|
   |                                                           |  |    WORST QUARTER   |
   |                                                           |  |--------------------|
   |                                                           |  | Quarter Ended      |
   |                                                           |  |  6/30/93...  0.63% |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

   The Portfolio's 7-day yield as of December 31, 1999 was 5.54%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

LIMITED  MATURITY  BOND  PORTFOLIO

INVESTMENT
OBJECTIVE   Highest current income consistent with low
            risk to principal and liquidity

            As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL   The Portfolio invests primarily in a
INVESTMENT  diversified portfolio of limited maturity debt
STRATEGY    securities.  At the time of purchase, the debt
            securities generally will mature in seven years or less. The average maturity of the Portfolio generally will not exceed five years, although, in periods of rapidly rising interest rates the Portfolio Manager may shorten maturities to one year or less.

            To achieve the Portfolio's objective, the Portfolio Manager:

             o  manages the Portfolio's maturities

             o  analyzes technical data in order to
                determine which investment choices offer the best value

             o over-weights or under-weights the sectors in which the Portfolio may invest relative to the benchmark based on sector analysis and market opportunities

             o  selects securities with positive credit
                fundamentals, liquidity and relative value within sectors

            The Portfolio Manager selects debt instruments from the following broad sectors:

             o  U.S. Treasury            o  U.S. government
                securities                  agency securities

             o  corporate securities     o  mortgage-backed
                                            securities

             o  asset-backed             o  money market
                securities                  securities

            Eligible security types include corporate securities, U.S. Treasury securities, U.S.
            government agency securities, variable or floating rate securities, mortgage-backed securities, asset-backed securities, dollar-denominated foreign securities, money market securities, reverse repurchase agreements, shares of other investment companies, futures, options and options on futures, sovereign debt, supranational organizations and real estate investment trusts (REITS).




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

     LIMITED
    MATURITY
      BOND
       L                                               M
    L  M        T  E                                   C           H
    A  B        R  I                    R              G     G     A
<<<------------------------------------------------------------------------>>>
<<    xXx                                                                  >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that you will lose
RISKS       money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

               o  MANAGER RISK          o  INTEREST RATE RISK

               o  CALL RISK             o  INCOME RISK

               o  CREDIT RISK

PERFORMANCE The value of your shares in a portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. ING Investment Management LLC or its affiliate has managed the Portfolio since August 13, 1996. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]


                      LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         7.87%  11.27%   4.84%   6.20%  -1.19%  11.72%   4.32%   6.67%   6.86%  1.13%


   |-----------------------------------------------------------|  |--------------------|
   |                AVERAGE ANNUAL TOTAL RETURN                |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  6/30/89...  4.93% |
   |    Annual Total Return   1.13%   6.08%   5.90%     6.27%  |  |--------------------|
   |  Merrill Lynch 1-5 Year                                   |  |    WORST QUARTER   |
   |    Corporate/Government                                   |  |--------------------|
   |    Bond Index            2.19%   6.86%   7.00%     7.39%  |  | Quarter Ended      |
   |                                                           |  |                    |
   |                                                           |  |  3/31/94...(1.04)% |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

   The Merrill Lynch 1-5 Year Corporate/Government Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


TOTAL  RETURN  PORTFOLIO

INVESTMENT  Above-average income (compared to a portfolio
OBJECTIVE   entirely invested in equity securities)
            consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT  The Portfolio is a "balanced fund," and
STRATEGY invests in a combination of equity and fixed income securities. The Portfolio normally invests:

             o  at least 40%, but not more than 75%, of
                its assets in common stocks and related
                equity securities

             o at least 25%, but not more than 60% of its assets in non-convertible fixed income securities

            EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio.
            This means that securities are selected based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the
            Portfolio Manager and its group of equity research analysts and not selected based on the industry in which they belong.

            While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that it believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market or the market has overlooked them. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

            FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, which include:

             o  U.S. government        o  corporate bonds
                securities

             o  mortgage-backed and asset-backed
                securities

            In selecting fixed income investments for the Portfolio, the Portfolio Manager assesses the three-month outlook for various segments of the fixed income markets. The three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

              TOTAL
              RETURN
       L                                               M
    L  M        T  E                                   C           H
    A  B        R  I                    R              G     G     A
<<<------------------------------------------------------------------------>>>
<<             xXx                                                         >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


            The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depository Receipts.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.

            An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

             o  MANAGER RISK         o  INTEREST RATE RISK

             o  INCOME RISK          o  CREDIT RISK

             o  CALL RISK            o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Total Return Portfolio":

             o  ALLOCATION RISK      o  UNDERVALUED SECURITIES RISK

             o  CONVERTIBLE          o  HIGH YIELD BOND RISK
                SECURITIES RISK

             o  EMERGING MARKET      o  FOREIGN INVESTMENT AND
                RISK                    CURRENCY RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. Since the Total Return Portfolio became available to investors on August 17, 1998, performance information on previous full years is not available. Massachusetts Financial Services Company has managed the Portfolio since its inception. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services
            Company has managed the Portfolio since August 17, 1998.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                   TOTAL RETURN -- ANNUAL TOTAL RETURN

Year          1999
              3.38%


   |------------------------------------------------|  |--------------------|
   |          AVERAGE ANNUAL TOTAL RETURN           |  |     BEST QUARTER   |
   |------------------------------------------------|  |--------------------|
   |                         1 YEAR        8/14/98  |  | Quarter Ended      |
   |                                    (INCEPTION) |  | 12/31/98...  6.90% |
   |  Portfolio's Average                           |  |                    |
   |    Annual Total Return    3.38%        7.51%   |  |--------------------|
   |  Standard & Poor's 500                         |  |    WORST QUARTER   |
   |    Index                 21.03%       22.65%   |  |--------------------|
   |  Lehman Brothers Inter-                        |  | Quarter Ended      |
   |    mediate Government/                         |  | 9/30/99..  (4.82)% |
   |    Corporate Bond Index  (2.15)%      1.93%    |  |                    |
   |  60% S&P/40% Lehman                            |  |--------------------|
   |    Index                 11.76%      14.36%    |
   |------------------------------------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities. The Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------



                    This page intentionally left blank.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

EQUITY  INCOME  PORTFOLIO


INVESTMENT
OBJECTIVE   Substantial dividend income as well as long-
            term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in the common stocks of well-
STRATEGY    established companies paying above-average
            dividends. The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

            In selecting investments, the Portfolio
            Manager generally looks for companies with the following:

             o  an established operating history

             o above-average dividend yield relative to the S&P 500

             o low price/earnings ratio relative to the S&P 500

             o a sound balance sheet and other positive financial characteristics

             o  low stock price relative to a company's
                underlying value as measured by assets,
                cash flow or business franchises

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risk described under "Description of the Portfolios --
            Equity Income Portfolio":

             o  VALUE INVESTING RISK




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                 EQUITY
                 INCOME
       L                                               M
    L  M        T  E                                   C           H
    A  B        R  I                    R              G     G     A
<<<------------------------------------------------------------------------>>>
<<                xXx                                                      >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. T. Rowe Price Associates,
            Inc. has managed the Portfolio since March 1, 1999. Prior to that date, different firms managed the Portfolioand performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.


[Performance Bar Chart Follows:]


                      EQUITY INCOME -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
         4.74%  20.02%   1.88%  11.13%  -1.18%  18.93%   8.77%  17.44%   8.26%  (0.72)%


   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                                (INCEPTION)|  |                    |
   |  Portfolio's Average                                      |  |  3/31/91...  8.42% |
   |    Annual Total Return   (.72)%  10.31%   8.67%    8.75%  |  |--------------------|
   |  Standard & Poor's 500                                    |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%   18.19%   18.74%  |  |--------------------|
   |                                                           |  | Quarter Ended      |
   |  Lehman Brothers                                          |  |                    |
   |   Intermediate Govern-                                    |  |  9/30/99...(8.63)% |
   |   ment/Corporate Bond                                     |  |                    |
   |   Index                  (2.15%)  7.61%    7.65%   8.17%  |  |                    |
   |  40% S&P/60% Lehman                                       |  |                    |
   |   Index                   7.12% 15.98%    11.87%  12.40%  |  |                    |
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|


      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities. The Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


RESEARCH PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital and future income

PRINCIPAL   The Portfolio normally invests at least 80% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stock,
            convertible securities and depository
            receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.
            The Portfolio may invest in companies of any size. The Portfolio's investments may also include foreign securities, and securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios-Research
            Portfolio":

             o  OTC INVESTMENT RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                    RESEARCH
       L                                               M
    L  M        T  E                                   C           H
    A  B        R  I                    R              G     G     A
<<<------------------------------------------------------------------------>>>
<<                                     xXx                                 >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services Company has managed the Portfolio since August 17, 1998. Prior to that date, a different firm managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                     RESEARCH PORTFOLIO -- ANNUAL TOTAL RETURN

Year        1999
           24.23%

   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                         1 YEAR    8/17/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  | 12/31/99... 21.71% |
   |    Annual Total Return   24.23%    29.10%  |  |--------------------|
   |  Standard & Poor's 500                     |  |    WORST QUARTER   |
   |    Index                 21.03%    22.65%  |  |--------------------|
   |  Russell Mid-Cap Index   18.23%    17.18   |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  |  9/30/99...(6.62)% |
   |--------------------------------------------|  |--------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S.
      stocks. The Russell Mid-Cap Index consists of the 800 smallest companies in the Russell 1000 Index.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

MID-CAP  GROWTH  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in common stocks and related equity
STRATEGY    securities (such as preferred stock,
            convertible securities and depository
            receipts) of companies with medium market capitalizations (or "mid-cap") which the
            Portfolio Manager believes have above-average growth potential.

            The Portfolio Manager defines mid-cap
            companies as companies with market
            capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap/tm/ Growth Index at the time of the Portfolio's investment.

            Growth companies are companies that the
            Portfolio Manager considers well-run and poised for growth. The Portfolio Manager looks particularly for companies which demonstrate:

             o a strong franchise, strong cash flows and a recurring revenue stream

             o a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

             o  a strong management team with a clearly
                defined strategy

             o  a catalyst that may accelerate growth

            The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Portfolio Manager and its group of equity research analysts and generally not selected based on the industry in which they belong.

            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                     MID-CAP
                                                     GROWTH
       L                                               M
    L  M        T  E                                   C           H
    A  B        R  I                    R              G     G     A
<<<------------------------------------------------------------------------>>>
<<                                                    xXx                  >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Mid-Cap Growth Portfolio":

             o  MID-CAP COMPANY RISK

             o  EMERGING MARKETS RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  OTC INVESTMENT RISK

             o  GROWTH INVESTING RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999.
            The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services Company has managed the Portfolio since August 17, 1998. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      MID-CAP GROWTH -- ANNUAL TOTAL RETURN

Year             1999
                79.05%


   |------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN            |  |     BEST QUARTER   |
   |------------------------------------------------|  |--------------------|
   |                         1 YEAR       8/17/98   |  | Quarter Ended      |
   |                                   (INCEPTION)  |  | 12/31/99... 41.28% |
   |  Portfolio's Average                           |  |                    |
   |    Annual Total Return   79.05%     69.91%     |  |--------------------|
   |  Russell Mid-Cap Index   18.23%     17.18      |  |    WORST QUARTER   |
   |  Russell 2000 Index      21.26%     15.39%     |  |--------------------|
   |                                                |  | Quarter Ended      |
   |                                                |  |  9/30/99... 4.28%  |
   |                                                |  |                    |
   |------------------------------------------------|  |--------------------|

     The Russell Midcap Index is comprised of the 800 smallest companies in the Russell 1000
     Index, which contains the 1,000 largest
     companies in the United States.  The Russell 2000
     Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


GROWTH  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests primarily in common
INVESTMENT  stocks of growth companies that have favorable
STRATEGY    relationships between price/earnings ratios
            and growth rates in sectors offering the potential for above-average returns.

            The Portfolio invests primarily in common stocks the Portfolio Manager believes will appreciate in value. The Portfolio Manager generally takes a "bottom up" approach to selecting companies. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Income is not a significant consideration when choosing investments for the Portfolio.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Growth Portfolio":

             o  GROWTH INVESTING RISK

             o  SMALL COMPANY RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK


             o  HIGH YIELD BOND RISK





===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                           GROWTH
       L                                               M
    L  M        T  E                                   C           H
    A  B        R  I                    R              G     G     A
<<<------------------------------------------------------------------------>>>
<<                                                          xXx            >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Janus Capital Corporation has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                     GROWTH PORTFOLIO -- ANNUAL TOTAL RETURN
Year       1999
          78.13%


   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                         1 YEAR    8/14/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  | 12/31/99...41.31%  |
   |    Annual Total Return   78.13%    67.67%  |  |--------------------|
   |  Standard & Poor's 500                     |  |    WORST QUARTER   |
   |    Index                 21.03%    22.65%  |  |--------------------|
   |                                            |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  | 9/30/99...3.58%    |
   |--------------------------------------------|  |--------------------|

            The Standard & Poor's 500 Index is comprised of 500 U.S. Stocks.

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


HARD  ASSETS  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL   The Portfolio invests primarily in hard asset
INVESTMENT  securities.  Hard asset securities include
STRATEGY    equity and debt securities of hard asset
            companies and securities, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index.
            Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

             o  precious metals

             o  ferrous and non-ferrous metals

             o  integrated oil

             o  exploration/production oil

             o  gas, other hydrocarbons

             o  forest products

             o  agricultural commodities

             o other basic materials that can be priced by a market

            The Portfolio may invest up to a maximum of 50% in any one of the above sectors.

            The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

            The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.
            A non-diversified portoflio has greater exposure to the risk of default or the poor earnings of the issuer.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                                 HARD
                                                                ASSETS
       L                                               M
    L  M        T  E                                   C           H
    A  B        R  I                    R              G     G     A
<<<------------------------------------------------------------------------>>>
<<                                                                xXx      >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject
            to the following principal risks
            described under "Introduction -- General Risk
            Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            In addition, an investment in the Portfolio is subject to the following principal risks described under "Description of the Portfolios
            -- Hard Assets Portfolio":

             o  HARD ASSET RISK         o  INDUSTRY CONCENTRATION
                                           RISK

             o  SECTOR CONCENTRATION    o  OTC INVESTMENT RISK
                RISK

             o  FOREIGN INVESTMENT AND
                CURRENCY RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the Portfolio's average annual total return for 1 year, 5 years, 10 years and since its inception date as compared to the applicable market index. The average annual total returns include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Baring International
            Investment Limited has managed the Portfolio since March 1, 1999. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      HARD ASSETS -- ANNUAL TOTAL RETURN

Year     1990    1991    1992    1993    1994    1995    1996    1997    1998   1999
       -13.84%   4.70%  -9.81%  49.93%   2.53%  10.69%  33.17%   6.22% -29.58%  23.36%



   |-----------------------------------------------------------|  |--------------------|
   |              AVERAGE ANNUAL TOTAL RETURN                  |  |     BEST QUARTER   |
   |-----------------------------------------------------------|  |--------------------|
   |                         1 YEAR  5 YEAR  10 YEAR  1/24/89  |  | Quarter Ended      |
   |                                    (INCEPTION)            |  |                    |
   |  Portfolio's Average                                      |  | 12/31/93... 21.80% |
   |    Annual Total Return  23.36%   6.35%   5.46%     6.66%  |  |--------------------|
   |  Standard & Poor's 500                                    |  |    WORST QUARTER   |
   |    Index                21.03%  28.54%  18.19%    18.74%  |  |--------------------|
   |  Russell 2000 Index     21.26%  16.69%  13.40%    13.31%  |  | Quarter Ended      |
   |                                                           |  |  9/30/98...(19.01)%|
   |                                                           |  |                    |
   |-----------------------------------------------------------|  |--------------------|

      The Standard & Poor's Index is comprised of
      500 U.S. stocks. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

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                             MORE INFORMATION
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A WORD      Each portfolio in this prospectus, unless
ABOUT       specifically noted, in the portfolio's
PORTFOLIO   investment objective, is diversified, as
DIVERSITY   defined in the Investment Company Act of 1940.
            A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL  A Statement of Additional Information is made
INFORMATION a part of this prospectus.  It identifies and
ABOUT THE   discusses non-principal investment strategies
PORTFOLIOS  and associated risks of each portfolio, as well
            as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest.
            You may obtain a copy without charge by
            calling our Customer Service Center at
            1-800-344-6864, or downloading it from the Securities and Exchange Commission's website
            (http://www.sec.gov).

NON-PRINCIPAL This prospectus does not describe various
INVESTMENTS   types of securities, strategies and practices
AND           which are available to, but are not the
STRATEGIES    principal focus of, a particular portfolio.
              Such non-principal investments and strategies are discussed in the Statement of Additional
              Information.

TEMPORARY   This prospectus does not describe temporary
DEFENSIVE   defensive positions.  A portfolio may depart
POSOTIONS   from its principal investment strategies by
            temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional
            Information.

PORTFOLIO   Before investing in a portfolio, you should
TURNOVER    review its portfolio turnover rate for an
            indication of the potential effect of
            transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

            Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.
            The portfolio turnover rates for each
            portfolio are presented in the Financial
            Highlights.

LEGAL       Sutherland Asbill & Brennan LLP, located at
COUNSEL     1275 Pennsylvania Avenue, N.W., Washington,
            D.C. 20004.

INDEPENDENT
AUDITORS    Ernst & Young LLP, located at Two Commerce Square,
            Suite 4000, 2001 Market Street, Philadelphia,
            Pennsylvania  19103.

-------------------------------------------------------------------------
                          FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

                                                                                                    LIQUID ASSET PORTFOLIO *
--------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
--------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99           12/31/98           12/31/97           12/31/96           12/31/95
                                            --------           --------           --------           --------           --------
Net asset value, beginning of year   ....   $   1.00           $  1.00           $  1.00            $  1.00            $  1.00
                                            --------           --------           -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.046              0.050             0.050              0.049              0.054
                                            --------           --------           -------            -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.046)           (0.050)           (0.050)            (0.049)            (0.054)
                                            --------           --------           -------            -------            -------
Net asset value, end of year   ..........   $   1.00           $  1.00           $  1.00            $  1.00            $  1.00
                                            ========           ========           =======            =======            =======
Total return ............................       4.74%             5.13%             5.07%              5.01%              5.51%
                                            ========           ========           =======            =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..  ..   $579,848           $211,730           $59,453            $39,096            $38,589
Ratio of operating expenses to average
  net assets ............................       0.56%             0.59%             0.61%              0.61%              0.61%
Ratio of net investment income to
  average net assets ....................       4.71%             4.92%             4.99%              4.89%              5.39%

----------------

 * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to
    January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Mangers.

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                          FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                          LIMITED MATURITY BOND PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99           12/31/98          12/31/97#          12/31/96#          12/31/95
                                            --------           --------          --------           --------           --------
Net asset value, beginning of year   ....   $ 10.68            $ 10.31           $ 10.43            $ 11.15            $  9.98
                                            -------            -------           -------            -------            -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.48               0.24             0.60               0.59               0.60
Net realized and unrealized gain/(loss)
  on investments and Foreign
  Currencies ............................     (0.36)              0.47             0.09              (0.13)              0.57
                                            -------            -------           -------            -------            -------
Total from investment operations ........      0.12               0.71             0.69               0.46               1.17
                                            -------            -------           -------            -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....     (0.38)             (0.34)           (0.81)              (1.15)              --
Distributions from capital gains ........      --                  --               --                (0.03)              --
                                            -------            -------           -------            -------            -------
Total distributions .....................     (0.38)             (0.34)           (0.81)              (1.18)              --
                                            -------            -------           -------            -------            -------
Net asset value, end of year   ..........   $ 10.42            $ 10.68           $ 10.31            $ 10.43            $ 11.15
                                            =======            =======           =======            =======            =======
Total return ............................      1.13%              6.86%            6.67%               4.32%             11.72%
                                            =======            =======           =======            =======            =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year   (in 000's) ....  $207,109         $  148,426           $53,839            $81,317            $90,081
Ratio of operating expenses to average
  net assets ............................      0.57%              0.60%            0.61%               0.61%              0.61%
Ratio of net investment income to
  average net assets ....................      5.29%              5.15%            5.71%               5.33%              5.58%
Portfolio turnover rate .................       128%                52%              81%                250%               302%

----------------
 * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Mangers.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------


                                                                       TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      PERIOD ENDED
----------------------------------------------------------------------------------------------
                                                                    12/31/99        12/31/98*#
                                                                    --------        ----------
Net asset value, beginning of period ............................   $  15.80         $  14.88
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.42             0.17
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       0.11             0.86
                                                                    --------         --------
Total from investment operations ................................       0.53             1.03
                                                                    --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.31)           (0.11)
Distributions from capital gains.................................      (0.22)             --
                                                                    --------         --------
Total distributions .............................................      (0.53)           (0.11)
                                                                    --------         --------
Net asset value, end of period ..................................   $  15.80         $  15.80
                                                                    ========         ========
Total return ....................................................       3.38%            6.90%++
                                                                    ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $675,754         $453,093
Ratio of operating expenses to average net assets ...............       0.91%            0.98%+
Ratio of net investment income to average net assets ............       3.04%            2.95%+
Portfolio turnover rate .........................................         81%              37%


----------------

 *  The Total Return Series commenced operations on August 14, 1998.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------
                                                                                                       EQUITY INCOME PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                            12/31/99          12/31/98           12/31/97           12/31/96           12/31/95
                                            --------          --------           --------           --------           --------
Net asset value, beginning of year ...    $  12.67          $  13.09           $  12.41           $  12.52           $  11.33
                                            --------          --------           --------           --------           --------
INCOME/(LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income ..................        0.27              0.49               0.57               0.56               0.58
Net realized and unrealized gain/
  (loss) on investments and foreign
  currencies ...........................       (0.39)             0.58               1.58               0.52               1.56
                                            --------          --------           --------           --------           --------
Total from investment operations .......       (0.12)             1.07               2.15               1.08               2.14
                                            --------          --------           --------           --------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...       (0.29)            (0.50)             (0.55)             (0.58)             (0.45)
Distributions from capital gains .......       (1.02)            (0.99)             (0.92)             (0.61)             (0.50)
                                            --------          --------           --------           --------           --------
Total distributions ....................       (1.31)            (1.49)             (1.47)             (1.19)             (0.95)
                                            --------          --------           --------           --------           --------
Net asset value, end of year   .........    $  11.24          $  12.67           $  13.09           $  12.41           $  12.52
                                            ========          ========           ========           ========           ========
Total return ...........................       (0.72)%            8.26%             17.44%              8.77%             18.93%
                                            ========          ========           ========           ========           ========
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...      $277,354          $278,074           $264,599           $272,791           $307,691
Ratio of operating expenses to average
  net assets ...........................        0.96%             0.98%              0.99%              1.00%              1.01%
Ratio of net investment income to
  average net assets ...................        2.19%             3.63%              3.88%              3.86%              4.42%
Portfolio turnover rate ................         122%               61%                79%               158%               187%

------------------

 * Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
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                                                                       RESEARCH PORTFOLIO*
--------------------------------------------------------------------------------------------
                                                                   YEAR ENDED  PERIOD ENDED
--------------------------------------------------------------------------------------------
                                                                     12/31/99   12/31/98*#
                                                                    ---------   ----------
Net asset value, beginning of period ............................   $  20.31     $  17.75
                                                                    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.01         0.02
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       4.90         2.56
                                                                    --------     --------
Total from investment operations ................................       4.91         2.58
                                                                    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.01)       (0.01)
Distributions in excess of net investment income ................         --        (0.01)
                                                                    --------     --------
Distributions from capital gains ................................      (0.40)         --
                                                                    --------     --------
Total distributions .............................................      (0.41)       (0.02)
                                                                    --------     --------
Net asset value, end of period ..................................   $  24.81     $  20.31
                                                                    ========     ========
Total return ....................................................      24.23%       14.54%++
                                                                    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $1,014,656   $613,771
Ratio of operating expenses to average net assets ...............       0.91%        0.94%+
Ratio of net investment income to average net assets ............       0.02%        0.23%+
Portfolio turnover rate .........................................         89%          35%

----------------
 *  The Research Portfolio commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------


                                                                MID-CAP GROWTH PORTFOLIO*
------------------------------------------------------------------------------------------
                                                                   YEAR ENDED  PERIOD ENDED
------------------------------------------------------------------------------------------
                                                                    12/31/99    12/31/98*#
                                                                    --------    ----------
Net asset value, beginning of period ............................   $  18.10     $  15.68
                                                                    --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(Loss).....................................      (0.03)        0.01
Net realized and unrealized gain on investments and foreign
  currencies ....................................................      14.22         2.52
                                                                    --------     --------
Total from investment operations ................................      14.19         2.53
                                                                    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................        --         (0.01)
Distributions from capital gains ................................      (2.70)       (0.10)
                                                                    --------     --------
Total distributions .............................................      (2.70)       (0.11)
                                                                    --------     --------
Net asset value, end of period ..................................   $  29.59     $  18.10
                                                                    ========     ========
Total return ....................................................      79.05%       16.12%++
                                                                    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $781,807     $252,022
Ratio of operating expenses to average net assets ...............       0.91%        0.95%+
Ratio of net investment income/(Loss) to average net assets .....      (0.21)%       0.15%+
Portfolio turnover rate .........................................        159%          55%

----------------
 *  The Mid-Cap Growth Series commenced operations on August 14, 1998.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

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                    FINANCIAL HIGHLIGHTS (CONTINUED)
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                                                                    GROWTH PORTFOLIO**
---------------------------------------------------------------------------------------------
                                                                   YEAR ENDED   PERIOD ENDED
---------------------------------------------------------------------------------------------
                                                                    12/31/99      12/31/98*#
                                                                    ---------    ----------
Net asset value, beginning of period ............................   $  15.62      $  13.63
                                                                    --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .............................................      (0.03)        (0.03)
Net realized and unrealized gain on investments and foreign
  currencies ....................................................      12.23          2.02
                                                                    --------      --------
Total from investment operations ................................      12.20          1.99

LESS DISTRIBUTIONS                                                   --------      --------
Distributions from capital gains ................................      (0.33)          --
                                                                    --------      --------
Net asset value, end of period ..................................   $  27.49      $  15.62
                                                                    ========      ========
Total return ....................................................      78.13%        14.60%++
                                                                    ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $1,416,872    $231,216
Ratio of operating expenses to average net assets ...............       1.04%         1.09%+
Ratio of net investment loss to average net assets ..............     (0.40)%       (0.58)%+
Portfolio turnover rate .........................................        166%           88%

----------------
 *  The Growth Series commenced operations on August 14, 1998.
 ** Since March 1, 1999, Janus Capital Corporation has served as Portfolio
    Manager for the Growth Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Series to the Growth Series.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                                     HARD ASSETS PORTFOLIO*
------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
------------------------------------------------------------------------------------------------------------------
                                             12/31/99        12/31/98      12/31/97       12/31/96       12/31/95
                                             --------        --------      --------       --------       --------
Net asset value, beginning of year   ....    $  9.60         $ 15.05        $ 17.85        $ 15.04        $ 13.88
                                             -------         -------        -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................       0.12            0.26           0.14           0.05           0.15
Net realized and unrealized gain/(loss)
 on investments and foreign
 currencies .............................       2.12           (4.73)          0.99           4.92           1.34
                                             -------         -------        -------        -------        -------
Total from investment operations ........       2.24           (4.47)          1.13           4.97           1.49
                                             -------         -------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.08)          (0.26)         (0.13)         (0.07)         (0.13)
Distributions from capital gains ........        --            (0.72)         (3.80)         (2.09)         (0.20)
                                             -------         -------        -------        -------        -------
Total distributions .....................      (0.08)          (0.98)         (3.93)         (2.16)         (0.33)
                                             -------         -------        -------        -------        -------
Net asset value, end of year   ..........    $ 11.76         $  9.60        $ 15.05        $ 17.85        $ 15.04
                                             =======         =======        =======        =======        =======
Total return ............................      23.36%        (29.58)%         6.22%         33.17%         10.69%
                                             =======         =======        =======        =======        =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....      $40,291         $30,530        $46,229        $43,903        $27,147
Ratio of operating expenses to average net
  assets ................................       0.96%           1.00%          0.99%          1.00%          1.01%
Ratio of net investment income to average
  net assets ............................       1.07%           1.99%          0.76%          0.34%          0.89%
Portfolio turnover rate .................        204%            178%           124%            96%            24%

----------------

 * Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.

-------------------------------------------------------------------------
                      DESCRIPTION OF THE PORTFOLIOS
-------------------------------------------------------------------------

LIQUID  ASSET  PORTFOLIO

PORTFOLIO
MANAGER     ING Investment Management LLC

INVESTMENT
OBJECTIVE   High level of current income consistent with the
            preservation of capital and liquidity

PRINCIPAL   The Portfolio Manager strives to maintain a
INVESTMENT  stable $1 per share net asset value and its
STRATEGY    investment strategy focuses on safety of
            principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio
            Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

            Step One:   The Portfolio Manager actively
                        maintains a formal Approved List of high quality companies

            Step Two:   Securities of Approved List issuers
                        that meet maturity guidelines and are
                        rated in one of the two highest ratings
                        categories (or determined to be of
                        comparable quality by the Portfolio
                        Manager) are eligible for investment

            Step Three: Eligible securities are reviewed
                        to ensure that an investment in such
                        securities would not cause the Portfolio to exceed its diversification limits

            Step Four:  The Portfolio Manager makes yield
                        curve positioning decisions based on
                        liquidity requirements, yield curve
                        analysis and market expectations of
                        future interest rates

            Money market funds are highly regulated by Rule 2a-7 of the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

             o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

             o  MATURITY.  The average maturity of the
                Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

             o DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

            The Portfolio may invest in U.S.
            dollar-denominated money market instruments including:

             o U.S. Treasury and U.S. government agency securities

             o  fully collateralized repurchase agreements

             o bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

             o  commercial paper

             o  asset-backed securities

             o  variable or floating rate securities,
                including variable rate demand obligations

             o short-term corporate debt securities other than commercial paper

             o  U.S. dollar-denominated foreign securities

             o  shares of other investment companies

            Some of the securities purchased may be
            considered illiquid and thus subject to a restriction of 10% of total assets.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  CREDIT RISK

             o  INCOME RISK

             o  INTEREST RATE RISK

            AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS
            NEITHER INSURED NOR GUARANTEED BY THE U.S.
            GOVERNMENT, AND THE PORTFOLIO MANAGER CANNOT
            ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO
            MAINTAIN A STABLE $1 SHARE PRICE.

MORE        ING Investment Management LLC (or investment
ON THE      advisers acquired by ING Investment Management LLC)
PORTFOLIO   ("ING Investment") has managed the Portfolio since
MANAGER     August, 1996.  ING Investment Management is engaged
            in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 1999, were valued at approximately $27.6 billion. The address of ING
            Investment is 5780 Powers Ferry Road, N.W., Suite
            300, Atlanta, Georgia 30327. ING Investment is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc.

            The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as an investment professional since 1998 and has seven years investment experience.

            ING Investment also manages the Limited Maturity
            Bond Portfolio.

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LIMITED  MATURITY  BOND  PORTFOLIO

PORTFOLIO
MANAGER     ING Investment Management, LLC

INVESTMENT
OBJECTIVE   Highest current income consistent with low risk
            to principal and liquidity.

PRINCIPAL   As a secondary objective, the Portfolio seeks to
INVESTMENT  enhance its total return through capital
STRATEGY    appreciation when market factors, such as falling
            interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

            The Portfolio invests primarily in a diversified portfolio of limited maturity debt securities. These short-to-intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rapidly rising interest rates may be shortened to one year or less.

            The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

             o Active Duration Management. The average duration of the portfolio is actively managed relative to the benchmark's average duration. In rising rate environments, the average duration will tend to be equal to or less than the benchmark and in falling rate environments, the average duration will be longer than the benchmark.

             o Yield Curve Analysis. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

             o Sector Selection. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S.
                government agency securities, corporate
                securities, mortgage-backed securities,
                asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).

             o Security Selection. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors are emphasized.

            The Portfolio invests in non-government
            securities only if rated Baa3 or better by Moody's or BBB- or better by Standard & Poor's
            (S&P) or, if not rated by Moody's or S&P, the Portfolio Manager determines that they are of comparable quality. Money market securities must be rated in the two highest rating categories by or Moody's (P-1, P-2) or S&P (A-1+, A-1 or A-2), or
            determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional
            Information.

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            Various security types are eligible for
            investment including:

             o  corporate securities     o  mortgage-backed
                                            securities

             o  asset-backed             o  variable and floating
                securities                  rate securities


             o U.S. treasury securities and U.S. government agency securities

             o money market securities such as commercial paper, certificates of deposit and bankers' acceptances

             o repurchase agreements and reverse repurchase agreements

             o  U.S. dollar-denominated foreign securities

             o  shares of other investment companies

             o futures contracts, options and options on futures contracts

             o  sovereign debt

             o  supranational organizations

             o  real estate investment trusts (REITS)

            In addition, private placements of debt
            securities (which are often restricted
            securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

            The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK            o  INCOME RISK

             o  CALL RISK               o  INTEREST RATE RISK

             o  CREDIT RISK

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        ING Investment Management LLC ("ING Investment")
ON THE      (or investment advisers acquired by ING
PORTFOLIO   Investment Management) has managed the Portfolio
MANAGER     since August 13, 1996.  ING Investment Management
            is engaged in the business of providing
            investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 1999, were valued at approximately $27.6 billion.
            ING Investment is a subsidiary of ING  Groep N.V.
            and is affiliated with Directed Services, Inc.
            The address of ING Investment is 5780 Powers
            Ferry Road, N.W., Suite 300, Atlanta, Georgia
            30327.

            The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as an investment professional since 1998 and has seven years investment experience.

            ING Investment also manages the Liquid Asset
            Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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TOTAL  RETURN  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Above-average income (compared to a portfolio
            entirely invested in equity securities)
            consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT  The Portfolio is a "balanced fund," and invests
STRATEGY in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:

             o at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depository receipts for those securities.

             o at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

            The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

            EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Portfolio Manager and its group of equity research analysts and generally not selected based on the industry in which they belong.

            While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued where:

             o they are viewed by the Portfolio Manager as being temporarily out of favor in the market due to any of the following:

             o  a decline in the market

             o  poor economic conditions

             o developments that have affected or may affect the issuer of the securities or the issuer's industry

             o  the market has overlooked them

            Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

            As noted above, the Portfolio's investments in equity securities include convertible

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            securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

             o  a fixed income stream

             o  the opportunity, through its conversion
                feature, to participate in an increase in the market price of the underlying common stock.

            FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

             o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

             o mortgage-backed and asset-backed securities, which represent interest in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

             o corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities.

            In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

            The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depository Receipts.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  INTEREST RATE RISK

             o  INCOME RISK              o  CREDIT RISK

             o  CALL RISK                o  MARKET AND COMPANY
                                            RISK

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            An investment in the Portfolio is subject to the following additional principal risks:

             o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager.
                The Portfolio could miss attractive
                investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

             o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o  UNDERVALUED SECURITIES RISK.  Prices of
                securities react to the economic condition of the company that issued the security. The Portfolio equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

             o  HIGH YIELD BOND RISK.  High yield bonds
                (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTFOLIO   MFS is the United States oldest mutual fund organization.
MANAGER     MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada (referred to as "Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895.
            As of December 31, 1999, MFS managed net assets of approximately $136.72 billion (approximately
            $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately 3.7 million investor accounts. The address of MFS is 500 Boylston
            Street, Boston, Massachusetts  02116.

            The Portfolio is managed by a portfolio management team consisting of five members. David M. Calabro, a Senior Vice President of MFS, heads the portfolio management team and manages the common stock portion of the Portfolio. Mr. Calabro has been employed by MFS as a portfolio manager since 1992.

            MFS also manages the Mid-Cap Growth Portfolio and the Research Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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EQUITY  INCOME  PORTFOLIO

PORTFOLIO
MANAGER     T. Rowe Price Associates, Inc.

INVESTMENT  Substantial dividend income as well as long-term
OBJECTIVE   growth of capital.

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in the common stocks of well-
STRATEGY    established companies paying above-average
            dividends. The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

            In selecting investments, the Portfolio Manager generally looks for companies with the following:

             o  an established operating history.

             o above-average dividend yield relative to the S&P 500.

             o  low price/earnings ratio relative to the S&P
                500.

             o a sound balance sheet and other positive financial characteristics.

             o  low stock price relative to a company's
                underlying value as measured by assets, cash flow or business franchises.

            While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including foreign securities, debt securities and futures and options in keeping with its objectives. The Portfolio may also invest in shares of the Reserve
            Investment Fund, an internally managed money market fund of T. Rowe Price.

            The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following principal additional risk:

             o VALUE INVESTING RISK. A particular risk of the Portfolio's value or "contrarian" approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. If the Portfolio has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Portfolio than would be the case with a more diversified fund.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            The Porfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

MORE        T. Rowe Price Associates, Inc. has managed the
ON THE      Portfolio since March 1, 1999. Prior to that,
PORTFOLIO   different firms at different times served as
MANAGER     portfolio manager.  T. Rowe Price was founded in
            1937 by the late Thomas Rowe Price, Jr.  As of
            December 31, 1999, the firm and its affiliates managed over $179 billion in assets.
            The address of T. Rowe Price is 100 East Pratt
            Street, Baltimore, Maryland  21202.


            The Portfolio is managed by an Investment
            Advisory Committee.  Brian Rogers, as
            Committee Chair, has day-to-day
            responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.
            Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in
            1982.

            T. Rowe Price also manages the Fully Managed
            Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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RESEARCH  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Long-term growth of capital and future income

PRINCIPAL   The Portfolio normally invests at least 80% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stocks, convertible
            securities and depository receipts).  The
            Portfolio focuses on companies that the Portfolio
            Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

            A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by the Portfolio Manager and its affiliate. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

            The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                capitalization or established companies.
                Shares of the Portfolio, therefore, are
                subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

             o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

            The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTFOLIO   MFS is the United States oldest mutual fund organization.
MAMANGER    MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. As of December 31, 1999, MFS managed net assets of approximately $136.72 billion (approximately
            $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately 3.7 million investor accounts. The address of MFS is 500 Boylston
            Street, Boston, Massachusetts  02116.

            The Portfolio is managed by a committee of research analysts employed by MFS and it's investment advisory affiliates.

            MFS also manages the Mid-Cap Growth Portfolio and the Total Return Portfolio.

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MID-CAP  GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Long-term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stocks, convertible
            securities and depository receipts) of companies with medium market capitalizations (or "mid-cap") which the Portfolio Manager believes have above-average growth potential.

            The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap Growth Index at the time of the Portfolio's investment. The
            Index is a widely recognized, unmanaged index that consists of the 800 companies in the Russell 1,000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell Midcap Growth
            Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 65% investment policy. As of April 30, 1999, the top of the Russell Midcap Growth Index was $47 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

            Growth companies are companies that the Portfolio
            Manager considers well-run and poised for growth.
            The Portfolio Manager looks particularly for companies which demonstrate:

             o a strong franchise, strong cash flows and a recurring revenue stream

             o a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

             o  a strong management team with a clearly
                defined strategy

             o  a catalyst that may accelerate growth

            The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts and not selected based on the industry in which they belong.

            The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

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            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.


PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  MID-CAP COMPANY RISK.  Investment in
                securities of mid-cap companies entails
                greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Therefore, shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

             o EMERGING MARKETS RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio investments in those currencies. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

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                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls may restrict the transfer of currency from a given country; or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.

                Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTOFLIO   MFS is the United States' oldest mutual fund organi-
MANAGER     zation.  MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895.
            As of December 31, 1999, MFS managed net assets of approximately $136.7 billion (approximately $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately $4.2 million investor accounts.
            The address of MFS is 500 Boylston Street,
            Boston, Massachusetts  02116.

            The following persons at MFS are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Mark Regan          Senior Vice President of MFS

                                Mr. Regan has been employed as a
                                portfolio manager by MFS since 1989.

            David E.            Vice President of MFS
              Sette-Ducati
                                Mr. Sette-Ducati has been employed as a
                                portfolio manager by MFS since 1995.

            MFS also manages the Research Portfolio and the Total Return Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Janus Capital Corporation

INVESTMENT
OBJECTIVE   Capital appreciation

PRINCIPAL   The Portfolio invests primarily in common stocks
INVESTMENT  of growth companies that have favorable
STRATEGY    relationships between price/earnings ratios and
            growth rates in sectors offering the potential for above-average returns.

            The Portfolio invests substantially in common stocks the Portfolio Manager believes will appreciate in value. The Portfolio Manager generally takes a "bottom up" approach to selecting companies. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Income is not a significant consideration when choosing investments for the Portfolio.

            The Portfolio may invest in companies of any size and may invest a substantial portion of its assets in securities issued by small and medium size companies.

            The Portfolio may also invest in:

             o foreign securities (including in emerging or developing markets)

             o forward foreign currency contracts, futures and options

             o debt securities (including up to 35% in high-yield/high-risk bonds)


            When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.


PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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             o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

             o  HIGH YIELD BOND RISK.  High yield bonds
                (commonly referred to "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Janus Capital Corporation has managed the
ON THE      Portfolio since March 1, 1999.  Janus Capital has
PORTFOLIO   been an investment adviser since 1970, and
MANAGER     provides advisory services to managed accounts
            and investment companies. As of December 31, 1999, Janus Capital managed approximately $248.8 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

            The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Warren M. Lammert   Executive Vice President

                                Mr. Lammert has been employed by Janus
                                Capital since 1987 and has managed
                                various other mutual funds and private
                                accounts during that time.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


HARD  ASSETS  PORTFOLIO

PORTFOLIO
MANAGER     Baring International Investment Limited

INVESTMENT
OBJECTIVE   Long-term capital appreciation

PRINCIPAL
INVESTMENT  The Portfolio invests primarily in the equities
STRATEGY    of producers of commodities (Global Resource
            Companies).

            Hard asset securities in which the Portfolio may invest include equity securities of hard asset companies and debt securities, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

             o  precious metals

             o  ferrous and non-ferrous metals

             o  integrated oil

             o  exploration/production

             o  gas/other hydrocarbons

             o  forest products

             o  agricultural commodities

             o other basic materials that can be priced by a market

            The Portfolio may invest in any of the
            above sectors up to a maximum of 50%.

            The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

            The Portfolio may invest in:

             o securities of foreign issuers, including up to 35% in South Africa

             o  companies not engaged in natural
                resources/hard asset activities

             o  investment-grade corporate debt

             o  U.S. government or foreign obligations

             o  money market instruments

             o  repurchase agreements

             o special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country

             o  derivatives

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

             o  common stock             o  direct equity
                                            interests in trusts

             o  preferred stock          o  joint ventures

             o  rights                   o  "partly paid" securities

             o  warrants                 o  partnerships

             o  "when-issued"            o  restricted securities
                securities

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer.
            A non-diversified portoflio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL   An investment in the Portfolio is subject to
RISKS       the following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  HARD ASSET RISK.  The production and
                marketing of hard assets (commodities)
                may be affected by actions and changes
                in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.

             o  SECTOR CONCENTRATION RISK.  Since the
                Portfolio may invest up to 50% of its assets in one particular hard asset sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by sector.

             o  INDUSTRY CONCENTRATION RISK.  Since the
                Portfolio invests primarily in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------
             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securi-ties may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.
                Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conser-vative equity fund or of a growth fund that invests entirely in proven growth stocks.

             o FOREIGN INVESTMENT AND CURRENCY RISK. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. In many foreign countries, there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                Since investment may be concentrated in South Africa, political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries investment, may pose certain risks to the Portfolio's investments. If aggravated by local or international developments, such risk could have an adverse effect on investment in South Africa, including the Portfolio's investments and possibly, the liquidity of the Portfolio and its ability to meet shareholder redemption requests.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Baring International Investment Limited ("Baring
ON THE      International") has managed the Portfolio since
PORTOFLIO   March 1, 1999.  Baring International is a
MANAGER     subsidiary of Baring Asset Management Holdings
            Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name
            "Baring Asset Management" and is owned by ING
            Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring
            International is 155 Bishopsgate, London.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------

            Baring Asset Management provides global
            investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, Baring Asset Management managed approximately $56.2 billion of assets.

            The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            ----                    ---------------------------------------

            Mark Latham             Investment Manager

                                    Mr. Latham has been an investment
                                    professional with Baring International
                                    Investment Limited and its ING affiliates since 1987 and has 18 years of investment experience.

            Baring International Investment also manages the Developing World Portfolio, the Hard Assets Portfolio and the Global Fixed Income Portfolio.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST
-------------------------------------------------------------------------


THE         Directed Services, Inc. ("DSI") is the overall
ADVISER     adviser to the GCG Trust.  DSI is a New York
            corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life
            Insurance Company issues. The address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania
            19380.

            DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays DSI for its services an advisory fee. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

            In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

            DSI has full investment discretion and makes all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------

            The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).

ADVISORY    The GCG Trust pays DSI an advisory fee, payable
FEE         monthly, based on the average daily net assets
            of a portfolio (or the combined net assets of portfolios).

            ADVISORY FEE PAID IN 1999. For portfolios that were in operation for the full 1999 year, the Trust paid DSI in 1999 an advisory fee at the following annual rates (based on the average daily net assets of the portfolio):

            |-------------------------------------------------------------|
            |                                   FEE PAID TO ADVISER       |
            |                                        DURING 1999          |
            |                                (as a percentage of average  |
            |   PORTFOLIO                            net assets)          |
            |-------------------------------------------------------------|
            |   Liquid Asset                            0.56%             |
            |   Limited Maturity Bond                   0.56%             |
            |   Total Return                            0.91%             |
            |   Equity Income                           0.96%             |
            |   Growth                                  1.04%             |
            |   Research                                0.91%             |
            |   Mid-Cap Growth                          0.91%             |
            |   Hard Assets                             0.96%             |
            |-------------------------------------------------------------|


            Out of the advisory fee, DSI in turn pays, on a monthly basis, the portfolio managers a portfolio management fee for their services.

            The GCG Trust is distinct in that the portfolios' expense structure is simpler and more predictable than that of most mutual funds. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.


-------------------------------------------------------------------------
                               SHARE PRICE
-------------------------------------------------------------------------

            Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock
            Exchange ("NYSE") is open for business
            ("a business day").

            A portfolio's share price ("net asset value", or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

            Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day.
            Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

            The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST
-------------------------------------------------------------------------

            The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation.
            The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business.
            Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

            Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

            When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

            Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value.
            Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

-------------------------------------------------------------------------
                         TAXES AND DISTRIBUTIONS
-------------------------------------------------------------------------

            The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

            Each portfolio of the GCG Trust has qualified and expect to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to Federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

            Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. Under current tax law, your gains under your Contract are taxed only when you take them out. Contract purchasers should review the Contract prospectus for a discussion of the tax treatment applicable to holders of the Contracts.

            The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Contracts.



TO OBTAIN                                              THE GCG TRUST
MORE INFORMATION                                       TRUSTEES

A Statement of Additional Information, dated           Barnett Chernow, Chairman and Trustee
May 1, 2000, has been filed with the Securities
and Exchange Commission, and is made a part of         John R. Barmeyer, Trustee
this prospectus by reference.
                                                       J. Michael Earley, Trustee
Additional information about the GCG Trust's
investments is available in the GCG Trust's annual     R. Barbara Gitenstein, Trustee
and semi-annual reports to shareholders.  In the
annual report, you will find a discussion of the       Robert A. Grayson, Trustee
market conditions and investment strategies that
significantly affected the GCG Trust's performance     Elizabeth J. Newell, Trustee
during its last fiscal year.
                                                       Stanley B. Seidler, Trustee

To obtain a free copy of these documents or to         Roger B. Vincent, Trustee
make inquiries about the portfolios, please write
to our Customer Service Center at P.O. Box 2700,
West Chester, Pennsylvania  19380 or call (800)
366-0066.

Information about the GCG Trust can be reviewed and copied at the Securities and Exchange
Commission's ("SEC") Public Reference Room.
Information about its operation may be obtained by calling 1-202-942-8090. Reports and other information about the GCG Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may also obtain copies of information for a duplicating fee by electronic request at the following Email address:
publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, DC  20549-0102


                                        GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                      Golden American Life Insurance Company is a stock
                                               company domiciled in Delaware

G3059   5/00  SEC File No.   811-5629

                                  PROSPECTUS #3
                       CONTAINING 3 SERIES OF THE GCG TRUST



                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(c)
PROSPECTUSES
--------------------------------------------------------------------------

--------------------------------------------------------------------------





INCLUDED IN THIS DOCUMENT:


THE GCG TRUST
May 1, 2000
    TOTAL RETURN SERIES
    RESEARCH SERIES
    MID-CAP GROWTH SERIES






THE  GCG  TRUST
--------------------------------------------------------------------------

--------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2000




                                  -------------------------------
                                  BALANCED FUNDS
                                  -------------------------------
                                     Total Return Series

                                  -------------------------------
                                  STOCK FUNDS
                                  -------------------------------
                                     Research Series
                                     Mid-Cap Growth Series



--------------------------------------------------------------------------

--------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
FOR THE SEPARATE ACCOUNT.  BOTH PROSPECTUSES SHOULD BE READ
CAREFULLY AND RETAINED FOR FUTURE REFERENCE.







-------------------------------------------------------------------------
                           TABLE OF CONTENTS
-------------------------------------------------------------------------

    IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION,
    WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF
    THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE
    "PORTFOLIOS."

                                   PAGE

INTRODUCTION
 Investing through your Variable
   Contract.......................   2
 Why Reading this Prospectus is
   Important......................   2
 Types of Funds...................   2
 General Risk Factors.............   3

PORTFOLIOS AT A GLANCE
 Total Return.....................   4
 Research.........................   8
 Mid-Cap Growth...................  10

MORE INFORMATION
 A Word about Portfolio Diversity.  12
 Additional Information about the
   Portfolios.....................  12
 Non-Principal Investments and
   Strategies.....................  12
 Temporary Defensive Positions....  12
 Portfolio Turnover...............  12
 Legal Counsel....................  12
 Independent Auditors.............  12

FINANCIAL HIGHLIGHTS
 Total Return.....................  13
 Research.........................  14
 Mid-Cap Growth...................  15

DESCRIPTION OF THE PORTFOLIOS
 Total Return.....................  16
 Research.........................  20
 Mid-Cap Growth...................  22

OVERALL MANAGEMENT OF THE TRUST
 The Adviser......................  25
 Advisory Fee.....................  26

SHARE PRICE.......................  26

TAXES AND DISTRIBUTIONS...........  27

TO OBTAIN MORE INFORMATION........Back

THE GCG TRUST TRUSTEES............Back



AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT
AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER AGENCY.

                                        1


-------------------------------------------------------------------------
                            INTRODUCTION
-------------------------------------------------------------------------

INVESTING THROUGH YOUR VARIABLE       MONEY MARKET FUNDS.  Money market
CONTRACT                              instruments (also known as cash
Shares of the portfolios of the       investments) are debt securities
GCG Trust currently are sold to       issued by governments,
segregated asset accounts             corporations, banks, or other
("Separate Accounts") of insurance    financial institutions.
companies as funding choices for
variable annuity contracts and         BOND FUNDS.  Bonds are debt
variable life insurance policies        securities representing loans
("Variable Contracts").  There are      from investors.  A bond fund's
additional portfolios of the GCG        share price - and therefore the
Trust described in other                value of your investment - can
prospectuses.   Assets in the           rise or fall in value because
Separate Account are invested           of changing interest rates or
in shares of the portfolios based       other factors.
on your allocation instructions.
Not all portfolios described in        BALANCED FUNDS.  A balanced fund
this prospectus may be available        holds a mix of stocks, bonds,
under your Variable Contract.  You      and sometimes, cash
do not deal directly with the           investments.  A balanced fund
portfolios to purchase or redeem        offers the convenience of
shares.  The accompanying Separate      investing in both stocks and
Account prospectus describes your       bonds through a single fund.
rights as a Variable Contract
owner.  We may sell shares of the      STOCK FUNDS.  Stocks - which
portfolios to qualified pension         represent shares of ownership
and retirement plans outside of         in a company - generally offer
the separate account context.           the greatest potential for long
                                        term growth of principal.  Many
WHY READING THIS PROSPECTUS IS          stocks also provide regular
IMPORTANT                               dividends, which are generated
This prospectus explains the            by corporate profits.  While
investment objective, risks and         stocks have historically
strategy of each of the portfolios      provided the highest long-term
of the GCG Trust.  Reading the          returns, they have also
prospectus will help you to decide      exhibited the greatest short-
whether a portfolio is the right        term price fluctuations - so a
investment for you.  We suggest         stock fund has a higher risk of
that you keep this prospectus and       losing value over the short
the prospectus for the Separate         term.
Account for future reference.

TYPES OF FUNDS
The portfolios are generally
classified among three major asset
classes: stock, bond and money
market.


  MONEY MARKET               BOND                     STOCK
    FUNDS                    FUNDS                    FUNDS

  |----------------------------------------------------------|
  | LOWER     <---------- RISK/RETURN ---------->     HIGHER |
  |----------------------------------------------------------|




                                        2


-------------------------------------------------------------------------
                        INTRODUCTION (CONTINUED)
-------------------------------------------------------------------------

GENERAL RISK FACTORS                      for shorter-
Investing in the portfolios, as           term bonds, moderate for
with an investment in any                 intermediate-term bonds, and
security, involves risk factors           high for longer-term bonds.  A
and special considerations.  A            bond's duration measures its
portfolio's risk is defined               sensitivity to changes in
primarily by its principal                interest rates.  The longer
investment strategies.  An                the duration, the greater the
investment in a portfolio is not          bond's price movement will be
insured against loss of principal.        as interest rates change.
As with any mutual fund, there can
be no assurance that a portfolio       o  CREDIT RISK.  A bond issuer
will achieve its investment               (debtor) may fail to repay
objective.  Investing in shares of        interest and principal in a
a portfolio should not be                 timely manner.  The price of a
considered a complete investment          security a portfolio holds may
program.  The share value of each         fall due to changing economic,
portfolio (except for the Liquid          political or market conditions
Asset Portfolio) will rise and fall.      or disappointing earnings
It is important to keep in mind           results.
one of the main axioms of
investing:  The higher the risk of     o  CALL RISK.  During periods of
losing money, the higher the              falling interest rates, a bond
potential reward.  The lower the          issuer may "call," or repay,
risk, the lower the potential             its high yielding bond before
reward.  As you consider an               the bond's maturity date.
investment in a portfolio, you            Forced to invest the
should take into account your             unanticipated proceeds at
personal tolerance for investment         lower interest rates, a
risk.                                     portfolio would experience a
                                          decline in income.
OVERALL RISK:
  o  MANAGER RISK.  A portfolio        o  MATURITY RISK.  Interest rate
     manager of a portfolio may do        risk will affect the price of
     a mediocre or poor job in            a fixed income security more
     selecting securities.                if the security has a longer
                                          maturity because changes in
RISK RELATED TO STOCK INVESTING:          interest rates are
 o  MARKET AND COMPANY RISK.  The         increasingly difficult to
    price of a security held by a         predict over longer periods of
    portfolio may fall due to             time.  Fixed income securities
    changing economic, political          with longer maturities will
    or market conditions or               therefore be more volatile
    disappointing earnings                than other fixed income
    results.  Stock prices in             securities with shorter
    general may decline over short        maturities.  Conversely, fixed
    or even extended periods.  The        income securities with shorter
    stock market tends to be              maturities will be less
    cyclical, with periods when           volatile but generally provide
    stock prices generally rise           lower returns than fixed
    and periods when stock prices         income securities with longer
    generally decline.  Further,          maturities.  The average
    even though the stock market          maturity of a portfolio's
    is cyclical in nature, returns        fixed income investments will
    from a particular stock market        affect the volatility of the
    segment in which a portfolio          portfolio's share price.
    invests may still trail
    returns from the overall stock    Because of these and other risks
    market.                           that may be particular to a
                                      portfolio, your investment could
RISKS RELATED TO BOND INVESTING:      lose or not make any money.
 o  INCOME RISK.  A portfolio's
    income may fall due to falling
    interest rates.  Income risk
    is generally the greatest for
    short-term bonds, and the
    least for long-term bonds.
    Changes in interest rates will
    affect bond prices as well as
    bond income.

 o  INTEREST RATE RISK.  This is the
    risk that bond prices overall
    will decline over short or
    even extended periods due to
    rising interest rates.
    Interest rate risk is
    generally modest


                                        3


-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


TOTAL  RETURN  PORTFOLIO

INVESTMENT  Above-average income (compared to a portfolio
OBJECTIVE   entirely invested in equity securities)
            consistent with the prudent employment of
            capital.  A secondary goal is the reasonable
            opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT  The Portfolio is a "balanced fund," and
STRATEGY invests in a combination of equity and fixed income securities. The Portfolio normally invests:

             o  at least 40%, but not more than 75%, of
                its assets in common stocks and related
                equity securities

             o at least 25%, but not more than 60% of its assets in non-convertible fixed income securities

            EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio.
            This means that securities are selected based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the
            Portfolio Manager and its group of equity research analysts and not selected based on the industry in which they belong.

            While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that it believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market or the market has overlooked them. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

            FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, which include:

             o  U.S. government        o  corporate bonds
                securities

             o  mortgage-backed and asset-backed
                securities

            In selecting fixed income investments for the Portfolio, the Portfolio Manager assesses the three-month outlook for various segments of the fixed income markets. The three-month
            "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

              TOTAL
              RETURN
                                                       M
                T                                      C
                R                       R              G
<<<------------------------------------------------------------------------>>>
<<             xXx                                                         >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>


                                   4

-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


            The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depository Receipts.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.

            An investment in the Portfolio is subject to the following principal risks described under "Introduction -- General Risk Factors":

             o  MANAGER RISK         o  INTEREST RATE RISK

             o  INCOME RISK          o  CREDIT RISK

             o  CALL RISK            o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Total Return Portfolio":

             o  ALLOCATION RISK      o  UNDERVALUED SECURITIES RISK

             o  CONVERTIBLE          o  HIGH YIELD BOND RISK
                SECURITIES RISK

             o  EMERGING MARKET      o  FOREIGN INVESTMENT AND
                RISK                    CURRENCY RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. Since the Total Return Portfolio became available to investors on August 17, 1998, performance information on previous full years is not available.
            Massachusetts Financial Services Company has managed the Portfolio since its inception. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services
            Company has managed the Portfolio since August 17, 1998.


                                   5


            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                   TOTAL RETURN -- ANNUAL TOTAL RETURN

Year          1999
              3.38%


   |------------------------------------------------|  |--------------------|
   |          AVERAGE ANNUAL TOTAL RETURN           |  |     BEST QUARTER   |
   |------------------------------------------------|  |--------------------|
   |                         1 YEAR        8/14/98  |  | Quarter Ended      |
   |                                    (INCEPTION) |  | 12/31/98...  6.90% |
   |  Portfolio's Average                           |  |                    |
   |    Annual Total Return    3.38%        7.51%   |  |--------------------|
   |  Standard & Poor's 500                         |  |    WORST QUARTER   |
   |    Index                 21.03%       22.65%   |  |--------------------|
   |  Lehman Brothers Inter-                        |  | Quarter Ended      |
   |    mediate Government/                         |  | 9/30/99..  (4.82)% |
   |    Corporate Bond Index  (2.15)%      1.93%    |  |                    |
   |  60% S&P/40% Lehman                            |  |--------------------|
   |    Index                 11.76%      14.36%    |
   |------------------------------------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Lehman Brothers
      Intermediate Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities. The Portfolio Manager has determined that the S&P 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.




                                   6


-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------



                    This page intentionally left blank.



                                   7


-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------


RESEARCH PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital and future income

PRINCIPAL   The Portfolio normally invests at least 80% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stock,
            convertible securities and depository
            receipts).  The Portfolio focuses on companies
            that the Portfolio Manager believes have
            favorable prospects for long-term growth,
            attractive valuations based on current and
            expected earnings or cash flow, dominant or
            growing market share and superior management.
            The Portfolio may invest in companies of any
            size.  The Portfolio's investments may also
            include foreign securities, and securities
            traded on securities exchanges or in the over-
            the-counter markets.

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the
            following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios-Research
            Portfolio":

             o  OTC INVESTMENT RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK



===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                    RESEARCH
                                                       M
                T                                      C
                R                       R              G
<<<------------------------------------------------------------------------>>>
<<                                     xXx                                 >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>


                                   8


-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999. The accompanying table shows the Portfolio's average annual total return for 1 year and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services
            Company has managed the Portfolio since August 17, 1998. Prior to that date, a different firm managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                     RESEARCH PORTFOLIO -- ANNUAL TOTAL RETURN

Year        1999
           24.23%

   |--------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN        |  |     BEST QUARTER   |
   |--------------------------------------------|  |--------------------|
   |                         1 YEAR    8/17/98  |  | Quarter Ended      |
   |                             (INCEPTION)    |  |                    |
   |  Portfolio's Average                       |  | 12/31/99... 21.71% |
   |    Annual Total Return   24.23%    29.10%  |  |--------------------|
   |  Standard & Poor's 500                     |  |    WORST QUARTER   |
   |    Index                 21.03%    22.65%  |  |--------------------|
   |  Russell Mid-Cap Index   18.23%    17.18   |  | Quarter Ended      |
   |                                            |  |                    |
   |                                            |  |  9/30/99...(6.62)% |
   |--------------------------------------------|  |--------------------|

      The Standard & Poor's 500 Index is comprised of 500 U.S.
      stocks. The Russell Mid-Cap Index consists of the 800 smallest companies in the Russell 1000 Index.


                                  9


-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

MID-CAP  GROWTH  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its assets in common stocks and related equity
STRATEGY    securities (such as preferred stock,
            convertible securities and depository
            receipts) of companies with medium market
            capitalizations (or "mid-cap") which the
            Portfolio Manager believes have above-average
            growth potential.

            The Portfolio Manager defines mid-cap
            companies as companies with market
            capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap/tm/ Growth Index at the time of the Portfolio's investment.

            Growth companies are companies that the
            Portfolio Manager considers well-run and poised for growth. The Portfolio Manager looks particularly for companies which demonstrate:

             o a strong franchise, strong cash flows and a recurring revenue stream

             o a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

             o  a strong management team with a clearly
                defined strategy

             o  a catalyst that may accelerate growth

            The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Portfolio Manager and its group of equity research analysts and generally not selected based on the industry in which they belong.

            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.




===RELATIVE RISK COMPARISON=================================================
                                                 Not intended to indicate
                                                 future risk or performance.

                                                     MID-CAP
                                                     GROWTH
                                                       M
                T                                      C
                R                       R              G
<<<------------------------------------------------------------------------>>>
<<                                                    xXx                  >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>


                                   10


-------------------------------------------------------------------------
                   PORTFOLIOS AT A GLANCE (CONTINUED)
-------------------------------------------------------------------------

PRINCIPAL   Any investment involves the possibility that
RISKS       you will lose money or not make money.  An
            investment in the Portfolio is subject to the
            following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios --
            Mid-Cap Growth Portfolio":

             o  MID-CAP COMPANY RISK

             o  EMERGING MARKETS RISK

             o  FOREIGN INVESTMENT AND CURRENCY RISK

             o  OTC INVESTMENT RISK

             o  GROWTH INVESTING RISK

PERFORMANCE The value of your shares in the Portfolio will
            fluctuate depending on the Portfolio's investment performance. The following bar chart shows the Portfolio's annual total return for 1999.
            The accompanying table shows the Portfolio's average annual total return for 1 year, and since its inception date as compared to the applicable market index. The average annual total return includes reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Massachusetts Financial Services
            Company has managed the Portfolio since August 17, 1998. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.

            The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]

                      MID-CAP GROWTH -- ANNUAL TOTAL RETURN

Year             1999
                79.05%


   |------------------------------------------------|  |--------------------|
   |         AVERAGE ANNUAL TOTAL RETURN            |  |     BEST QUARTER   |
   |------------------------------------------------|  |--------------------|
   |                         1 YEAR       8/17/98   |  | Quarter Ended      |
   |                                   (INCEPTION)  |  | 12/31/99... 41.28% |
   |  Portfolio's Average                           |  |                    |
   |    Annual Total Return   79.05%     69.91%     |  |--------------------|
   |  Russell Mid-Cap Index   18.23%     17.18      |  |    WORST QUARTER   |
   |  Russell 2000 Index      21.26%     15.39%     |  |--------------------|
   |                                                |  | Quarter Ended      |
   |                                                |  |  9/30/99... 4.28%  |
   |                                                |  |                    |
   |------------------------------------------------|  |--------------------|

     The Russell Midcap Index is comprised of the 800 smallest companies in the Russell 1000
     Index, which contains the 1,000 largest
     companies in the United States.  The Russell 2000
     Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.



                                   11


-------------------------------------------------------------------------
                             MORE INFORMATION
-------------------------------------------------------------------------


A WORD      Each portfolio in this prospectus, unless
ABOUT       specifically noted, in the portfolio's
PORTFOLIO   investment objective, is diversified, as
DIVERSITY   defined in the Investment Company Act of 1940.
            A diversified portfolio may not, as to 75% of
            its total assets, invest more than 5% of its
            total assets in any one issuer and may not
            purchase more than 10% of the outstanding
            voting securities of any one issuer (other
            than U.S. government securities).  The
            investment objective and certain of the
            investment restrictions of each portfolio in
            this prospectus are fundamental.  This means
            they may not be modified or changed without a
            vote of the shareholders.

ADDITIONAL  A Statement of Additional Information is made
INFORMATION a part of this prospectus.  It identifies and
ABOUT THE   discusses non-principal investment strategies
PORTFOLIOS  and associated risks of each portfolio, as well
            as investment restrictions, secondary or
            temporary investments and associated risks,
            a description of how the bond rating system
            works and other information that may be
            helpful to you in your decision to invest.
            You may obtain a copy without charge by
            calling our Customer Service Center at
            1-800-344-6864, or downloading it from the
            Securities and Exchange Commission's website
            (http://www.sec.gov).

NON-PRINCIPAL This prospectus does not describe various
INVESTMENTS   types of securities, strategies and practices
AND           which are available to, but are not the
STRATEGIES    principal focus of, a particular portfolio.
              Such non-principal investments and strategies
              are discussed in the Statement of Additional
              Information.

TEMPORARY   This prospectus does not describe temporary
DEFENSIVE   defensive positions.  A portfolio may depart
POSOTIONS   from its principal investment strategies by
            temporarily investing for defensive purposes
            when adverse market, economic or political
            conditions exist.  While a portfolio invests
            defensively, it may not be able to pursue its
            investment objective.  A portfolio's defensive
            investment position may not be effective in
            protecting its value.  The types of defensive
            positions in which a portfolio may engage are
            identified and discussed, together with their
            risks, in the Statement of Additional
            Information.

PORTFOLIO   Before investing in a portfolio, you should
TURNOVER    review its portfolio turnover rate for an
            indication of the potential effect of
            transaction costs on the portfolio's future
            returns.  In general, the greater the volume
            of buying and selling by the portfolio, the
            greater the impact that brokerage commissions
            and other transaction costs will have on its
            return.

            Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.
            The portfolio turnover rates for each
            portfolio are presented in the Financial
            Highlights.

LEGAL       Sutherland Asbill & Brennan LLP, located at
COUNSEL     1275 Pennsylvania Avenue, N.W., Washington,
            D.C. 20004.

INDEPENDENT
AUDITORS    Ernst & Young LLP, located at Two Commerce Square,
            Suite 4000, 2001 Market Street, Philadelphia,
            Pennsylvania  19103.


                                   12


-------------------------------------------------------------------------
                          FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past
5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young
LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.




-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------



                                                                       TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      PERIOD ENDED
----------------------------------------------------------------------------------------------
                                                                    12/31/99        12/31/98*#
                                                                    --------        ----------
Net asset value, beginning of period ............................   $  15.80         $  14.88
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.42             0.17
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       0.11             0.86
                                                                    --------         --------
Total from investment operations ................................       0.53             1.03
                                                                    --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.31)           (0.11)
Distributions from capital gains.................................      (0.22)             --
                                                                    --------         --------
Total distributions .............................................      (0.53)           (0.11)
                                                                    --------         --------
Net asset value, end of period ..................................   $  15.80         $  15.80
                                                                    ========         ========
Total return ....................................................       3.38%            6.90%++
                                                                    ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $675,754         $453,093
Ratio of operating expenses to average net assets ...............       0.91%            0.98%+
Ratio of net investment income to average net assets ............       3.04%            2.95%+
Portfolio turnover rate .........................................         81%              37%


----------------

 *  The Total Return Series commenced operations on August 14, 1998.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------

                                                                       RESEARCH PORTFOLIO*
--------------------------------------------------------------------------------------------
                                                                   YEAR ENDED  PERIOD ENDED
--------------------------------------------------------------------------------------------
                                                                     12/31/99   12/31/98*#
                                                                    ---------   ----------
Net asset value, beginning of period ............................   $  20.31     $  17.75
                                                                    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.01         0.02
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       4.90         2.56
                                                                    --------     --------
Total from investment operations ................................       4.91         2.58
                                                                    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.01)       (0.01)
Distributions in excess of net investment income ................         --        (0.01)
                                                                    --------     --------
Distributions from capital gains ................................      (0.40)         --
                                                                    --------     --------
Total distributions .............................................      (0.41)       (0.02)
                                                                    --------     --------
Net asset value, end of period ..................................   $  24.81     $  20.31
                                                                    ========     ========
Total return ....................................................      24.23%       14.54%++
                                                                    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $1,014,656   $613,771
Ratio of operating expenses to average net assets ...............       0.91%        0.94%+
Ratio of net investment income to average net assets ............       0.02%        0.23%+
Portfolio turnover rate .........................................         89%          35%

----------------
 *  The Research Portfolio commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------


                                                                MID-CAP GROWTH PORTFOLIO*
------------------------------------------------------------------------------------------
                                                                   YEAR ENDED  PERIOD ENDED
------------------------------------------------------------------------------------------
                                                                    12/31/99    12/31/98*#
                                                                    --------    ----------
Net asset value, beginning of period ............................   $  18.10     $  15.68
                                                                    --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(Loss).....................................      (0.03)        0.01
Net realized and unrealized gain on investments and foreign
  currencies ....................................................      14.22         2.52
                                                                    --------     --------
Total from investment operations ................................      14.19         2.53
                                                                    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................        --         (0.01)
Distributions from capital gains ................................      (2.70)       (0.10)
                                                                    --------     --------
Total distributions .............................................      (2.70)       (0.11)
                                                                    --------     --------
Net asset value, end of period ..................................   $  29.59     $  18.10
                                                                    ========     ========
Total return ....................................................      79.05%       16.12%++
                                                                    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $781,807     $252,022
Ratio of operating expenses to average net assets ...............       0.91%        0.95%+
Ratio of net investment income/(Loss) to average net assets .....      (0.21)%       0.15%+
Portfolio turnover rate .........................................        159%          55%

----------------
 *  The Mid-Cap Growth Series commenced operations on August 14, 1998.
 +  Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------


TOTAL  RETURN  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Above-average income (compared to a portfolio
            entirely invested in equity securities)
            consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT  The Portfolio is a "balanced fund," and invests
STRATEGY in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:

             o at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depository receipts for those securities.

             o at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

            The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

            EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Portfolio Manager and its group of equity research analysts and generally not selected based on the industry in which they belong.

            While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued where:

             o they are viewed by the Portfolio Manager as being temporarily out of favor in the market due to any of the following:

             o  a decline in the market

             o  poor economic conditions

             o developments that have affected or may affect the issuer of the securities or the issuer's industry

             o  the market has overlooked them

            Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

             o  a fixed income stream

             o  the opportunity, through its conversion
                feature, to participate in an increase in the market price of the underlying common stock.

            FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

             o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

             o mortgage-backed and asset-backed securities, which represent interest in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

             o corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities.

            In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

            The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depository Receipts.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  INTEREST RATE RISK

             o  INCOME RISK              o  CREDIT RISK

             o  CALL RISK                o  MARKET AND COMPANY
                                            RISK

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            An investment in the Portfolio is subject to the following additional principal risks:

             o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager.
                The Portfolio could miss attractive
                investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

             o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

             o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

             o  UNDERVALUED SECURITIES RISK.  Prices of
                securities react to the economic condition of the company that issued the security. The Portfolio equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

             o  HIGH YIELD BOND RISK.  High yield bonds
                (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTFOLIO   MFS is the United States oldest mutual fund organization.
MANAGER     MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada (referred to as "Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895.
            As of December 31, 1999, MFS managed net assets of approximately $136.72 billion (approximately
            $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately 3.7 million investor accounts. The address of MFS is 500 Boylston
            Street, Boston, Massachusetts  02116.

            The Portfolio is managed by a portfolio management team consisting of five members. David M. Calabro, a Senior Vice President of MFS, heads the portfolio management team and manages the common stock portion of the Portfolio. Mr. Calabro has been employed by MFS as a portfolio manager since 1992.

            MFS also manages the Mid-Cap Growth Portfolio and the Research Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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RESEARCH  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Long-term growth of capital and future income

PRINCIPAL   The Portfolio normally invests at least 80% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stocks, convertible
            securities and depository receipts).  The
            Portfolio focuses on companies that the Portfolio
            Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

            A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by the Portfolio Manager and its affiliate. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

            The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                capitalization or established companies.
                Shares of the Portfolio, therefore, are
                subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

             o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

            The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTFOLIO   MFS is the United States oldest mutual fund organization.
MAMANGER    MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. As of December 31, 1999, MFS managed net assets of approximately $136.72 billion (approximately
            $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately 3.7 million investor accounts. The address of MFS is 500 Boylston
            Street, Boston, Massachusetts  02116.

            The Portfolio is managed by a committee of research analysts employed by MFS and it's investment advisory affiliates.

            MFS also manages the Mid-Cap Growth Portfolio and the Total Return Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MID-CAP  GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE   Long-term growth of capital

PRINCIPAL   The Portfolio normally invests at least 65% of
INVESTMENT  its total assets in common stocks and related
STRATEGY    securities (such as preferred stocks, convertible
            securities and depository receipts) of companies with medium market capitalizations (or "mid-cap") which the Portfolio Manager believes have above-average growth potential.

            The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell Midcap Growth Index at the time of the Portfolio's investment. The
            Index is a widely recognized, unmanaged index that consists of the 800 companies in the Russell 1,000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell Midcap Growth
            Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 65% investment policy. As of April 30, 1999, the top of the Russell Midcap Growth Index was $47 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

            Growth companies are companies that the Portfolio
            Manager considers well-run and poised for growth.
            The Portfolio Manager looks particularly for companies which demonstrate:

             o a strong franchise, strong cash flows and a recurring revenue stream

             o a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

             o  a strong management team with a clearly
                defined strategy

             o  a catalyst that may accelerate growth

            The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts and not selected based on the industry in which they belong.

            The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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            The Portfolio is non-diversified and, when compared with diversified funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.


PRINCIPAL   An investment in the Portfolio is subject to the
RISKS       following principal risks described under
            "Introduction -- General Risk Factors":

             o  MANAGER RISK             o  MARKET AND COMPANY
                                            RISK

            An investment in the Portfolio is subject to the following additional principal risks:

             o  MID-CAP COMPANY RISK.  Investment in
                securities of mid-cap companies entails
                greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

             o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Therefore, shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

             o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

             o EMERGING MARKETS RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio investments in those currencies. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies;
                expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls may restrict the transfer of currency from a given country; or creation of government monopolies.

             o FOREIGN INVESTMENT AND CURRENCY RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.

                Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depository receipts, also are subject to currency risk based on their related investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.
            For such information, please refer to the Statement of Additional Information.

MORE        Massachusetts Financial Services Company ("MFS")
ON THE      has managed the Portfolio since its inception.
PORTOFLIO   MFS is the United States' oldest mutual fund organi-
MANAGER     zation.  MFS and its predecessor organizations have
            managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life Assurance Company of
            Canada (U.S.), which in turn is an indirect subsidiary of Sun Life Assurance Company of
            Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895.
            As of December 31, 1999, MFS managed net assets of approximately $136.7 billion (approximately $109.5 billion in equity securities and $10.7 billion in securities of foreign issuers and foreign denominated securities of U.S. issuers) on behalf of approximately $4.2 million investor accounts.
            The address of MFS is 500 Boylston Street,
            Boston, Massachusetts  02116.

            The following persons at MFS are primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------

            Mark Regan          Senior Vice President of MFS

                                Mr. Regan has been employed as a
                                portfolio manager by MFS since 1989.

            David E.            Vice President of MFS
              Sette-Ducati
                                Mr. Sette-Ducati has been employed as a
                                portfolio manager by MFS since 1995.

            MFS also manages the Research Portfolio and the Total Return Portfolio.

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                     OVERALL MANAGEMENT OF THE TRUST
-------------------------------------------------------------------------


THE         Directed Services, Inc. ("DSI") is the overall
ADVISER     adviser to the GCG Trust.  DSI is a New York
            corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life
            Insurance Company issues. The address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania
            19380.

            DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays DSI for its services an advisory fee. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

            In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

            DSI has full investment discretion and makes all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

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                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------

ADVISORY    The GCG Trust pays DSI an advisory fee, payable
FEE         monthly, based on the average daily net assets of
            a portfolio (or the combined net assets of portfolios).


            ADVISORY FEE PAID IN 1999. For portfolios that were in operation for the full 1999 year, the Trust paid DSI in 1999 an advisory fee at the following annual rates (based on the average daily net assets of the portfolio):

            |-------------------------------------------------------------|
            |                                   FEE PAID TO ADVISER       |
            |                                        DURING 1999          |
            |                                (as a percentage of average  |
            |   PORTFOLIO                            net assets)          |
            |-------------------------------------------------------------|
            |   Total Return                            0.91%             |
            |   Research                                0.91%             |
            |   Mid-Cap Growth                          0.91%             |
            |-------------------------------------------------------------|

            Out of the advisory fee, DSI in turn pays, on a monthly basis, the portfolio managers a portfolio management fee for their services.

            The GCG Trust is distinct in that the portfolios' expense structure is simpler and more predictable than that of most mutual funds. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.


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                               SHARE PRICE
-------------------------------------------------------------------------

            Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock
            Exchange ("NYSE") is open for business
            ("a business day").

            A portfolio's share price ("net asset value", or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

            Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day.
            Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

            The net asset values per share of each portfolio, fluctuates in response to changes in market conditions and other factors. The portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

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                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------

            Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

            When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

            Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value.
            Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.


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                         TAXES AND DISTRIBUTIONS
-------------------------------------------------------------------------

            The GCG Trust pays net investment income, if any, on your shares of each portfolio annually. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually.
            Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions made by a portfolio will reduce the per share net asset value by the per share amount paid.

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                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------

            Each portfolio of the GCG Trust has qualified and expect to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to Federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

            Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. Under current tax law, your gains under your Contract are taxed only when you take them out. Contract purchasers should review the Contract prospectus for a discussion of the tax treatment applicable to holders of the Contracts.

            The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Contracts.



TO OBTAIN                                              THE GCG TRUST
MORE INFORMATION                                       TRUSTEES

A Statement of Additional Information, dated           Barnett Chernow, Chairman and Trustee
May 1, 2000, has been filed with the Securities
and Exchange Commission, and is made a part of         John R. Barmeyer, Trustee
this prospectus by reference.
                                                       J. Michael Earley, Trustee
Additional information about the GCG Trust's
investments is available in the GCG Trust's annual     R. Barbara Gitenstein, Trustee
and semi-annual reports to shareholders.  In the
annual report, you will find a discussion of the       Robert A. Grayson, Trustee
market conditions and investment strategies that
significantly affected the GCG Trust's performance     Elizabeth J. Newell, Trustee
during its last fiscal year.
                                                       Stanley B. Seidler, Trustee

To obtain a free copy of these documents or to         Roger B. Vincent, Trustee
make inquiries about the portfolios, please write
to our Customer Service Center at P.O. Box 2700,
West Chester, Pennsylvania  19380 or call (800)
366-0066.

Information about the GCG Trust can be reviewed and copied at the Securities and Exchange
Commission's ("SEC") Public Reference Room.
Information about its operation may be obtained by calling 1-202-942-8090. Reports and other information about the GCG Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may also obtain copies of information for a duplicating fee by electronic request at the following Email address:
publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, DC  20549-0102


                                        GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                      Golden American Life Insurance Company is a stock
                                               company domiciled in Delaware

106979   5/00  SEC File No.   811-5629


                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(c)



                           THE GCG TRUST



                         1475 Dunwoody Drive

                       West Chester, PA 19380

                           (800) 366-0066



                 Statement of Additional Information




       The date of this Statement of Additional Information is

                             May 1, 2000



This Statement of Additional Information discusses twenty-four portfolios (the "Portfolios") of The GCG Trust (the "Trust"), which is an open-end management investment company. The Portfolios described herein are as follows: the Equity Income Portfolio; the Fully Managed Portfolio; the Limited Maturity Bond Portfolio; the
Hard Assets Portfolio; the Real Estate Portfolio; the Capital
Appreciation Portfolio; the Rising Dividends Portfolio; the
Emerging Markets Portfolio; the Value Equity Portfolio; the
Strategic Equity Portfolio; the Small Cap Portfolio; the
Managed Global Portfolio; the Liquid Asset Portfolio; the Mid-Cap
Growth Portfolio; the Research Portfolio; the Total Return Portfolio;
the Capital Growth Portfolio; the Growth Portfolio; the Global Fixed
Income Portfolio; the Developing World Portfolio; Large Cap
Value Portfolio; Investors Portfolio; All Cap Portfolio and the Market Manager Portfolio. The Portfolios' Manager is
Directed Services, Inc. (the "Manager").

This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus of The GCG
Trust dated May 1, 2000 (which pertains to all Portfolios other than the Market Manager Portfolio) and the Prospectus of the Market
Manager Portfolio dated May 1, 2000. The Prospectuses have been filed with the Securities and Exchange Commission as part of the Trust's
Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectuses in their entirety. A copy of either Prospectus may be obtained free of charge from the Trust at the address and telephone number listed above. Shareholder Reports are available, without charge, upon request.


MANAGER:
DIRECTED SERVICES, INC.
(800) 447-3644


                          TABLE OF CONTENTS

                                                           Page
INTRODUCTION                                                 1

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES          1
  U.S. Government Securities                                 1
  Debt Securities                                            1
  High Yield Bonds                                           2
  Brady Bonds                                                3
  Sovereign Debt                                             3
  Mortgage-Backed Securities                                 4
     GNMA Certificates                                       4
     FNMA and FHLMC Mortgage-Backed Obligations              5
     Collateralized Mortgage Obligations (CMOs)              5
     Other Mortgage-Backed Securities                        6
  Asset-Backed Securities                                    6
  Variable and Floating Rate Securities                      7
  Derivatives                                                7
  Banking Industry and Savings Industry Obligations          7
  Commercial Paper                                           8
  Repurchase Agreements                                      9
  Reverse Repurchase Agreements                             10
  Lending Portfolio Securities                              10
  Other Investment Companies                                10
  Short Sales                                               10
  Short Sales Against the Box                               10
  Futures Contracts and Options on Futures Contracts        11
     General Description of Futures Contracts               11
     Interest Rate Futures Contracts                        11
     Options on Futures Contracts                           11
     Stock Index Futures Contracts                          12
     Investment in Gold and Other Precious Metals           12
     Gold Futures Contracts                                 13
     Limitations                                            14
  Options on Securities and Securities Indexes              14
     Purchasing Options on Securities                       14
     Risks of Options Transactions                          15
     Writing Covered Call and Secured Put Options           15
     Options on Securities Indexes                          16
     Over-the-Counter Options                               16
     General                                                16
  Risks Associated with Futures and Futures Options         17
  When-Issued or Delayed Delivery Securities                18
  Foreign Securities                                        18
  Foreign Currency Transactions                             19
  Options on Foreign Currencies                             20
  Common Stock and Other Equity Securities                  21
  Convertible Securities                                    21
  Currency Management                                       21
  Hybrid Investments                                        21
  Dollar Roll Transactions                                  23
  Equity and Debt Securities Issued or Guaranteed by
    Supranational Organizations                             23
  Exchange Rate Related Securities                          23
  Bank Obligations                                          24

                                   i


  Illiquid Securities                                      24
  Restricted Securities                                    24
  Lease Obligation Bonds                                   24
  Borrowing                                                25
  Hard Asset Securities                                    25
  Real Estate Securities                                   25
  Swaps                                                    26
  Zero-Coupon Bonds                                        26
  Small Companies                                          26
  Strategic Transactions                                   27
  Lending of Portfolio Securities                          27
  Special Situations                                       28
  Warrants                                                 28

INVESTMENT OBJECTIVES AND ADDITIONAL
INVESTMENT STRATEGIES AND ASSOCIATED RISKS                 28
  Equity Income Portfolio                                  28
  Fully Managed Portfolio                                  29
  Limited Maturity Bond Portfolio                          29
  Hard Assets Portfolio                                    31
  Real Estate Portfolio                                    33
  Rising Dividend Portfolio                                33
  Emerging Markets Portfolio                               33
  Value Equity Portfolio                                   35
  Strategic Equity Portfolio                               36
  Capital Appreciation Portfolio                           36
  Small Cap Portfolio                                      37
  Managed Global Portfolio                                 38
  Developing World Portfolio                               39
  Mid-Cap Growth Portfolio                                 40
  Research Portfolio                                       41
  Total Return Portfolio                                   41
  Capital Growth Portfolio                                 42
  Growth Portfolio                                         43
  Global Fixed Income Portfolio                            44
  Liquid Asset Portfolio                                   44
  Market Manager Portfolio                                 46
  Investors Portfolio                                      46
  Large Cap Value Portfolio                                47
  All Cap Portfolio                                        48

INVESTMENT RESTRICTIONS                                    50
  Fundamental Investment Restrictions                      51
     For the Equity Income Portfolio, the Fully Managed
     Portfolio, the Limited Maturity Bond Portfolio, the
     Hard Assets Portfolio, the Real Estate Portfolio,
     the Capital Appreciation Portfolio, the Rising
     Dividends Portfolio, the Emerging Markets Portfolio,
     the Value Equity Portfolio, the Strategic Equity
     Portfolio, the Small Cap Portfolio, the Managed
     Global Portfolio, the Market Manager Portfolio
       and the Liquid Asset Portfolio                       51
     For the Total Return Portfolio, Research Portfolio,
     Mid-Cap Growth Portfolio and Global Fixed Income
       Portfolio                                            52
     For the Growth Portfolio                               53
     For the Capital Growth Portfolio                       54
     For the Developing World Portfolio                     55
     For the Investors Portfolio                            55
     For the Large Cap Value Portfolio                      55
     For the Portfolio                                      55
  Non-Fundamental Investment Restrictions                   55

                                   ii


     For the Rising Dividends Portfolio, Emerging
     Markets Portfolio, Value Equity Portfolio,
     Strategic Equity Portfolio, Small Cap Portfolio,
     Managed Global Portfolio and Market Manager
       Portfolio                                            55
     For the Managed Global Portfolio                       55
     For the Total Return Portfolio, Research
       Portfolio, Mid-Cap Growth Portfolio and Global
       Fixed Income Portfolio                               55
     For the Growth Portfolio                               55
     For the Capital Growth Portfolio                       57
     For the Developing World Portfolio                     57

  Investors Portfolio                                       57
  Large Cap Value Portfolio                                 57

MANAGEMENT OF THE TRUST                                     59
  The Management Agreement                                  63
  Portfolio Managers                                        63
  Distribution of Trust Shares                              63

PORTFOLIO TRANSACTIONS AND BROKERAGE                        63
  Investment Decisions                                      63
  Brokerage and Research Services                           63
NET ASSET VALUE                                             65

PERFORMANCE INFORMATION                                     65

TAXES                                                       67

OTHER INFORMATION                                           69
  Capitalization                                            69
  Voting Rights                                             69
  Purchase of Shares                                        69
  Redemption of Shares                                      70
  Exchanges                                                 70
  Custodian and Other Service Providers                     70
  Independent Auditors                                      71
  Counsel                                                   71
  Registration Statement                                    71
  Financial Statements                                      71

APPENDIX  1:  DESCRIPTION OF BOND RATINGS                  A-1



                                   iii



                            INTRODUCTION


   This Statement of Additional Information is designed to elaborate upon information contained in the Prospectuses for the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolio's securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Portfolios' Prospectuses. Terms not defined herein will have the meanings given them in the Prospectuses.





         DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES



U.S. GOVERNMENT SECURITIES

   U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury.
Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S.
Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

   Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National
Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation
("FHLMC"), Student Loan Mortgage Association, Central Bank for
Cooperatives, Federal Intermediate Credit Banks, and Federal Home
Loan Banks.

   Certain Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

DEBT SECURITIES

   Certain Portfolios may invest in debt securities, as stated in the Portfolios' investment objectives and policies in the relevant
Prospectus or in this Statement of Additional Information. Some
Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Group
("Standard & Poor's") or Baa or better by Moody's Investors Service,
Inc. ("Moody's"), or, if not rated by Standard & Poor's or Moody's, of equivalent quality as determined by the Portfolio Manager.

   The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security.
The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer

                                   1


term protection may be lacking. Any bond, and particularly those rated
BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

   New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolio will not accrue any income on these securities prior to delivery. The
Portfolio will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

   Many securities of foreign issuers are not rated by Moody's or Standard and Poor's; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio's Manager.

HIGH YIELD BONDS

   "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

   Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

   High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

   The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in secondary trading market could adversely affect the price at which the Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


                                   2


   There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

BRADY BONDS

   "Brady Bonds," are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former
U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").
Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Plan debt restructuring have been implemented to date in several countries, including Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Bulgaria, the Dominican
Republic, Jordan, Nigeria, Bolivia, Ecuador, Niger, Brazil, Peru,
Panama, Poland and the Philippines (collectively, the "Brady
Countries"). It is expected that other countries will undertake a Brady Plan debt restructuring in the future. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

   U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

   Certain Brady Bonds are entitled to "value payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

   Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

   Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

SOVEREIGN DEBT

   Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Some Portfolios may invest in obligations issued or guaranteed by a foreign government or its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, which, at the time of investment, are rated A or better by Standard & Poor's or Moody's or, if not rated by Standard & Poor's or Moody's, determined by the Portfolio Manager to be of equivalent quality.

   Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

                                   3


A governmental entity's willingness or ability to repay principal and pay interestdue in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International
Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.
Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

MORTGAGE-BACKED SECURITIES

   GNMA CERTIFICATES.  Government National Mortgage Association
("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.
GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.
Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal
Home Loan Mortgage Corporation ("FHLMC") and the Federal National
Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.


                                   4


   Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates.
Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.
Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

   FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S.
government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates.
REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. Government.

   FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues
Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.
Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class.
Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

   In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds").
Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds.
Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z
Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off.
When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be

                                   5


paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

   OTHER MORTGAGE-BACKED SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio' s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

   Some Portfolios may buy mortgage-backed securities without insurance or guarantees, if the Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Portfolio Manager, are illiquid if, as a result, the Portfolio will exceed its illiquidity cap. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.

   It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Portfolios.

ASSET-BACKED SECURITIES

   Asset-backed securities (unrelated to mortgage loans) are securities such as "CARS/sm/" ("Certificates for Automobile
Receivables/sm/") and Credit Card Receivable Securities.  The Market
Manager Portfolio may not invest in these securities.

   CARS/sm/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.
Underlying sales contracts are subject to prepayment, which may reduce the overall return certificate holders. Certificate holders may also experience delays in payment or losses on CARS/sm/ if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors.

   If consistent with its investment objective and policies, a Portfolio may invest in "Credit Card Receivable Securities." Credit
Card Receivable Securities are asset-backed securities backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit
Card Receivable Securities issued publicly to date have been Pass-
Through Certificates.  In order to lengthen the maturity of Credit
Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of

                                   6


specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

   Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

VARIABLE AND FLOATING RATE SECURITIES

   Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

   Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

DERIVATIVES

     Certain Portfolios invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment. Examples of the derivatives are CMOs, variable and floating rate securities, futures contracts, options contracts, and forward currency exchange contracts.

     Derivative securities and contracts may be used as a direct investment or as a hedge for a portfolio of investments. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio.
If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio's investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio's volitility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counter-party to the transaction does not perform as promised.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

   Certain Portfolios may invest in (i) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (ii) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See
"Foreign Securities" discussion in this Statement of Additional
Information for further information regarding risks attending investment in foreign securities.

   Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills

                                   7


of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed-time deposits
(i) which are not subject to prepayment or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

   Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include:
(i) the possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks;
(iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations;
and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

   Certain of the Portfolios invest only in bank and S&L obligations as specified in that Portfolio's investment policies. Other
Portfolios, except the Managed Global Portfolio, will not invest in obligations issued by a commercial bank or S&L unless:

  (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

  (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund
       ("SAIF"), as the case may be; and

  (iii)in the case of a foreign bank, the security is, in the determination of the Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S.
       banks, provided such U.S. banks meet the foregoing requirements.

   The Managed Global Portfolio will not invest in obligations issued by a U.S. or foreign commercial bank or S&L unless:

  (i)  the bank or S&L has total assets of at least $10 billion
       (U.S.), or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated; and

  (ii) in the case or a U.S. bank or S&L, its deposits are insured by the FDIC or the SAIF, as the case may be.

COMMERCIAL PAPER

   All of the Portfolios may invest in commercial paper (including variable amount master demand notes and extendable command notes
("ECN")), denominated in U.S. dollars, issued by U.S. corporations or foreign

                                   8


corporations. Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-
1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated AA or better by Moody's or AA or better by Standard &
Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

   Commercial paper obligations may include variable amount master demand notes. These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.
The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard &
Poor's; the Portfolio may invest in them only if the Portfolio
Manager believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper.

   For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

REPURCHASE AGREEMENTS

   All Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

   The Portfolio Manager monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. The Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

   A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

   A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio's limitation, either 10% or 15% of the net assets of the Portfolio, depending on the Portfolio, on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

                                   9


REVERSE REPURCHASE AGREEMENTS

   A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A
Portfolio will maintain a segregated account consisting of cash and/or liquid securities to cover its obligations under reverse repurchase agreements. Under the Investment Company Act of 1940, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

LENDING PORTFOLIO SECURITIES

   Some Portfolios may lend portfolio securities to broker-dealers or institutional investors for the purpose of realizing additional income. A Portfolio will only enter into this type of transaction if
(1) the loan is fully collateralized at all times with U.S.
Government securities, cash, or cash equivalents (cash, U.S.
Government securities, negotiable certificates of deposit, bankers' acceptances, or letters of credit) maintained on a daily marked-to-market basis, in an amount at least equal to the value of the securities loaned; (2) it may at any time call the loan and obtain the return of the securities loaned within five business days; (3) it will receive any interest or dividends paid on the loaned securities;
and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. As with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Accordingly, the Portfolio Manager will monitor the value of the collateral, which will be marked-to- market daily, and will monitor the creditworthiness of the borrowers. There is no assurance that a borrower will return any securities loaned;
however, as discussed above, a borrower of securities from a Portfolio must maintain with the Portfolio cash or U.S. Government securities equal to at least 100% of the market value of the securities borrowed. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities;
however, a Portfolio lending such voting securities may call them if important shareholder meetings are imminent. A Portfolio may only lend portfolio securities to entities that are not affiliated with either the Manager or a Portfolio Manager.

OTHER INVESTMENT COMPANIES

   All Portfolios may invest in shares issued by other investment companies. A Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Portfolio's total assets in the investment company, or (3) invest more than 10% of the Portfolio's total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company. The Equity Income and Fully Managed Portfolios may, however, invest in shares of the T. Rowe Price Money Market
Funds and the Growth Portfolio may invest in shares of Janus' Money
Market Funds. Other Portfolios may invest in shares issued by other investment companies to the extent allowable by the 1940 Act.

SHORT SALES

   A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely.

   The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. In addition, with

                                   10


respect to any short sale, other than short sales against the box, the Portfolio will be required to deposit collateral consisting of cash, cash items, or U.S. Government securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral.

A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX

   A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectuses.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument
(debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

   INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

   A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

   A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates.
If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

   OPTIONS ON FUTURES CONTRACTS.  A futures option gives the
Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the

                                   11


case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Portfolio.

   The Portfolio may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

   STOCK INDEX FUTURES CONTRACTS. A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock
Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

   To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

  (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

       (a) forego possible price appreciation,

       (b) create a situation in which the securities would be difficult to repurchase, or

       (c) create substantial brokerage commissions;

  (2) when a liquidation of the portfolio has commenced or is contemplated, but there is, in the Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

  (3)  to close out stock index futures purchase transactions.

   Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

  (1) if the Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio, or

  (2)  to close out stock index futures sales transactions.

   INVESTMENT IN GOLD AND OTHER PRECIOUS METALS. Some Portfolios may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each Portfolio (with the exception of the Hard Assets Portfolio) intends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

   Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Portfolio will be delivered to

                                   12


and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income.

   Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United
States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

   GOLD FUTURES CONTRACTS. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when the Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. The Portfolio will not engage in these contracts for speculation or for achieving leverage. The Portfolio's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

   As long as required by regulatory authorities, each investing
Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this Statement of Additional Information for a discussion of other strategies involving futures and futures options.

   If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.

   A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded.
Each day the Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract.
This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired.
In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

   A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

                                   13


   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS. When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by the Portfolio. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

   A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

   In compliance with the requirements of the Commodity Futures
Trading Commission ("CFTC") under which an investment company may engage in futures transactions, the Trust will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool." The regulations require that the Trust enter into futures and options (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of a Portfolio, after taking into account unrealized profits and unrealized gains on any such contracts entered into.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

   PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

   A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

   A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPS") and Buy
Write Option Unitary Derivatives ("BOUNDS"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.


                                   14


RISKS OF OPTIONS TRANSACTIONS

   The purchase and writing of options involves certain risks.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.
The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

   There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

   Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

   WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

   In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

   A Portfolio may write a call or put option only if the option is "covered" or "secured" by the Portfolio holding a position in the underlying securities. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust's custodian, cash and/or liquid secur-ities with a value sufficient to meet its obligation as writer of the option. A put is secured if the Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater

                                   15


exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

   OPTIONS ON SECURITIES INDEXES. A Portfolio may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells of options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of the Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

   OVER-THE-COUNTER OPTIONS. Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio will be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

   The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, the Portfolios intend to write over-the-counter options only with primary
U.S. Government securities dealers recognized by the Federal Reserve
Bank of New York. Also, the contracts which such Portfolios have in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract.
Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value
(i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

   OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

   GENERAL. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

   The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of the Portfolio and subsequently adjusted.
The premium received for an option written by a Portfolio is included in the Portfolio's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.


                                   16


RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

   There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio's transactions in futures may protect the Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that the Portfolio's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

   There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

   Most Portfolios will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Portfolio's total assets.

   Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets.
Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.
Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

   The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.


                                   17


WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

   All Portfolios except the Market Manager Portfolio may purchase securities on a when issued or delayed delivery basis if the Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns.
Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets.
Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio
Manager deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon such sales.

FOREIGN SECURITIES

   Some Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European
Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
(collectively, "Depositary Receipts") which are described below.
Some Portfolio may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry
Obligations" discussion in this Statement of Additional Information for further description of these securities.

   Except for the Hard Assets Portfolio, each Portfolio may have no more than 25% of its net assets invested in securities of issuers located in any one emerging market country and no more than 50% of its assets invested in securities of any one country, except that a Portfolio may have additional investments of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or
Germany. In addition, the Hard Assets Portfolio may invest up to 35% of its net assets in securities of issuers located in South Africa. A
Portfolio's investments in U.S. issuers are not subject to the foreign country diversification guidelines.

   Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.
Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.
In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S.
companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.
Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies.
Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.


                                   18


   As discussed above "sovereign debt" consists of debt obligations of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which the Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See
"Description of Securities and Investment Techniques--High Yield
Bonds" and "Debt Securities--Sovereign Debt."

   Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

   ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.
Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

   On January 1, 1999, certain members of the European Economic and
Monetary Union ("EMU"), namely Austria, Belgium, Finland, France,
Germany, Ireland, Italy, Luxenbourg, the Netherlands, Portugal, and
Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and would, in that event, dominate its existing currency with the euro.
The anticipated replacement of existing currencies in euros on July 1, 2002 could, although unlikely, cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Portfolio.

FOREIGN CURRENCY TRANSACTIONS

   A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

   A Portfolio may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in

                                   19


the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

   At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

   If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The
CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES

   A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time.
Currently, options are traded on the following foreign currencies on a domestic exchange: British Pound, Canadian Dollar, German Mark,
Japanese Yen, French Franc, and Swiss Franc. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

   A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the

                                   20


Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

   In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

COMMON STOCK AND OTHER EQUITY SECURITIES

   Common Stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

   Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Adviser or Portfolio Manager will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

CONVERTIBLE SECURITIES

   A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in Convertible Securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

CURRENCY MANAGEMENT

   A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds.
Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The
Manager or relevant Portfolio Manager attempts to minimize exchange rate risk through active Portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

HYBRID INSTRUMENTS

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid
Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities
(collectively "Underlying Assets") or by another objective index, economic factor, or other

                                   21


measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid
Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument.
Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider

                                   22


and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, the Portfolio will limit its investments in Hybrid Instruments to 10% of total assets.
However, because of their volatility, it is possible that the Portfolio's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

DOLLAR ROLL TRANSACTIONS

   Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

   The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Portfolio will not treat such obligations as senior securities for purposes of the Investment Company Act of 1940.
"Covered rolls" are not subject to these segregation requirements.
Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolio.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY

SUPRANATIONAL ORGANIZATIONS

   Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development
Bank, International Bank for Reconstruction and Development (World
Bank), African Development Bank, European Coal and Steel Community,
European Economic Community, European Investment Bank and the Nordic
Investment Bank.

EXCHANGE RATE RELATED SECURITIES

   Certain of the Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for

                                   23


investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

   Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related
Security due to conditions in the debt and foreign currency markets.
Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related
Security prior to maturity without incurring a significant price loss.

BANK OBLIGATIONS

   Where a Portfolio invests at least 25% of its assets in Bank
Obligations, the Portfolio's investments may be subject to greater risk than a Portfolio that does not concentrate in the banking industry. In particular, Bank Obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. Banks.

ILLIQUID SECURITIES

   Illiquid securities are securities that are not readily marketable, including, where applicable: (1) repurchase agreements with maturities greater than seven calendar days or with a demand period of more than seven days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this Statement of Additional Information; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under Federal securities laws
(excluding Rule 144A Securities, described below).

RESTRICTED SECURITIES

   The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act
("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Portfolio
Manager that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The
Board of Trustees has adopted guidelines and has delegated to the Portfolio Manager the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio.
Subject to limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue
Code of 1986, as amended (the "Code"), the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities

LEASE OBLIGATION BONDS

   Lease Obligation Bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bond holders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on illiquid securities.


                                   24


BORROWING

   Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

   Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the borrowing limitations described below, except those Portfolios that are permitted to engage in short sales of securities with respect to an additional 15% of the Portfolio's net assets in excess of the limits otherwise applicable to borrowing.
Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

HARD ASSET SECURITIES

   The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Companies and securities of Hard Asset Companies may be cyclical in nature.
During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard
Asset Companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

REAL ESTATE SECURITIES

   Real estate securities include real estate investment trusts
("REITs") and other companies in the real estate industry or companies with substantial real estate investments. A Portfolio investing in such real estate securities may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage, or sell residential, commercial, or industrial real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

   In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects.
REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal
Revenue Code of 1986 and to maintain an exemption under the 1940. Act
Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

                                   25


SWAPS

   Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

   The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

   The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ZERO-COUPON BONDS

   Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

   The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other
Portfolio securities to satisfy the Portfolio's distribution obligations.

SMALL COMPANIES

   Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

   Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Manager or a Portfolio Manager would otherwise have sold the

                                   26


security. It is possible that the Adviser or a Portfolio Manager or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

STRATEGIC TRANSACTIONS

   Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this Statement of Additional
Information certain of the Portfolios may, but are not required to, utilize various investment strategies as described herein to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns.
Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call options on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic
Transactions").

   Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its Portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some
Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic
Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity
Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's or Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic
Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.

LENDING OF PORTFOLIO SECURITIES

   For the purpose of realizing additional income, the relevant
Portfolios may make secured loans of portfolio securities.
Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business day's notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgement of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.

                                   27



SPECIAL SITUATIONS

   A special situation arises when, in the opinion of the Portfolio
Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.
Investments in unseasoned companies and special situations often involve much greater risk than in inherent in ordinary investment securities.

WARRANTS

   Certain Portfolios may, from time to time, invest in warrants.
Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the losses of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company and a Portfolio's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses which it would not otherwise sustain.

   Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.


                INVESTMENT OBJECTIVES AND ADDITIONAL
             INVESTMENT STRATEGIES AND ASSOCIATED RISKS


EQUITY INCOME PORTFOLIO

Investment Objective:    Substantial dividend income as well as long-
                         term growth of capital.

   In addition to the investment strategies discussed in the prospectus, the Portfolio may invest in foreign securities, convertible stocks and bonds, warrants and certain potentially high-risk derivatives described in this Statement of Additional
Information whose investment characteristics are consistent with the Portfolio's investment program.

   The Portfolio may invest in common and preferred stocks, fixed income securities, high-yield, high-risk bonds, hybrid instruments and certain types of illiquid investments such as private placements.

   The Portfolio will hold a certain portion of its assets in money market reserves. The Portfolio 's reserve position can consist of shares of one or more T. Rowe Price internal money market portfolios as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements.
For temporary, defensive purposes, the Portfolio may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   The Portfolio's emphasis on stocks of established, high dividend-paying companies, as well as its possible exposure to fixed income securities, could limit its potential for capital appreciation.
Sharply rising interest rates could also decrease the appeal of stocks purchased by the Portfolio, further restraining total return.
In addition, the value approach includes the risks that 1) the market will not recognize a security's intrinsic value for an

                                   28


unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

FULLY MANAGED PORTFOLIO

Investment Objective:    Over the long-term, a high total investment
                         return, consistent with the preservation of
                         capital and with prudent investment risk.

   The Portfolio Manager uses a value approach, which means looking for companies whose stocks and other securities appear to be undervalued or out of favor with investors. This value emphasis may lead to a "contrarian" approach, resulting in purchases of stocks or other secur-ities shunned by investors due to earnings setbacks, unfavorable industry or economic conditions, or negative publicity. Such investments may be attractive if their prices appear to be excessively discounted and prospects for appreciation are considered favorable.

   The Portfolio holds a certain portion of its assets in money market reserves. The Portfolio's reserve position can consist of shares of one or more T. Rowe Price internal money market portfolios as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements.
For temporary, defensive purposes, the Portfolio may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, including options on stock indexes, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and preferred and convertible preferred stocks; entering into repurchase agreements and reverse repurchase agreements; lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities; purchasing securities of foreign issuers, with up to 20% of total net assets invested in foreign equities;
entering into forward currency contracts and currency exchange transactions for hedging purposes; and borrowing from banks to purchase securities.
The Portfolio will not engage in short sales of securities other than short sales "against the box." The Portfolio may invest up to 10% of its total assets in illiquid securities. See "Description of Securities and Investment Techniques" for further discussion of these investment methods.

   The Portfolio may invest in debt or preferred equity securities and warrants. The Portfolio may also purchase debt securities, including junk bonds and restricted securities (up to 10% of total assets) and hybrids
(up to 10% of total assets). In addition, the Portfolio may purchase securities in private placements, subject to a 10% net asset limit on illiquid securities. The total market value of securities against which the Portfolio writes call or put options may not exceed 25% of its total assets.

LIMITED MATURITY BOND PORTFOLIO

Investment Objective:    Highest current income consistent with low
                         risk to principal and liquidity.

   As discussed in the Prospectus, the Portfolio invests primarily in short-to-intermediate term debt securities with actual remaining maturities of seven years or less, and other debt securities with special features (i.e., puts, variable floating coupon rates, maturity extension arrangements, mortgage pass-throughs, etc.)
producing price characteristics similar to those of short-to-intermediate term debt securities. The Portfolio will not invest more than 25% of its total assets in a single industry. The
Portfolio will not invest more than 10% of its assets in foreigh government securities.

   The asset-backed securities in which the Portfolio may invest include mortgage-backed U.S. government securities, mortgages pooled by high quality financial institutions, and other asset-backed securities representing pools of receivables unrelated to mortgage loans. The Portfolio's investments in banking industry obligations include certificates of deposit, time deposits, and bankers' acceptances issued by commercial banks. The Portfolio's investments in savings industry obligations include certificates of deposit and time deposits issued by savings and loan associations. The
Portfolio's investments in commercial paper consist primarily of


                                   29


unsecured notes with maturities of nine months or less issued to finance short-term credit needs. The Portfolio's investments in variable and floating rate securities have coupon rates which vary with a designated money market index.

     The Portfolio may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment transaction is an agreement by the Portfolio to purchase or sell securities at a specified future date. When the Portfolio engages in these transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due.
However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction.
A separate account containing only liquid assets, such as cash, U.S.
government securities, or other liquid assets equal to the value of purchase commitments will be maintained until payment is made. Such transactions have the effect of leverage on the Portfolio and may contribute to volatility of a Portfolio's net asset value.

     To increase current income, the Portfolio may lend its portfolio securities in an amount up to 33% of its total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned.
These transactions involve a loan by the applicable Fund and are subject to the same risks as repurchase agreements.

     The Portfolio may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement, the Portfolio acquires securities and obtain a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily.

   The Portfolio seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the maturity of its portfolio in light of market conditions and trends. When, in the opinion of the Portfolio Manager, market indicators point to higher interest rates and lower bond prices, average maturity generally will be shortened. When falling interest rates and rising bond prices are indicated, a longer average portfolio maturity generally can be expected.

   During periods of rising or falling interest rates, the Portfolio may also seek to hedge all or a part of its portfolio against related changes in securities prices by buying or selling interest rate futures contracts and options thereon. Such a strategy involves using the contracts as a maturity management device that reduces risk and preserves total return while the Portfolio is restructuring its portfolio in response to the changing interest rate environment. For information on such contracts, see "Description of Securities and Investment Techniques."

   The Portfolio's dollar-weighted average maturity will not exceed five years, and, in periods of rapidly rising interest rates, may be shortened to one year or less. For these purposes, (i) the maturity of mortgage-backed securities is determined on an "expected life" basis, (ii) variable or floating rate securities are deemed to mature at the next interest rate adjustment date, and (iii) debt securities with put features are deemed to mature at the next put exercise date.
Positions in interest rate futures contracts (long or short) will be reflected in average portfolio maturity on the basis of the maturities of the securities underlying the futures contracts. The
Portfolio may invest in futures contracts, purchase and sell interest rate futures contracts, and purchase and write options on such futures contracts.

   The Portfolio may invest in private placements of debt securities.
These investments may be considered to be restricted securities.  The
Portfolio may invest up to 10% of its net assets in these and other illiquid securities. The

                                   30


Portfolio may also purchase securities (including mortgage-backed securities such as GNMA, FNMA, and FHLMC Certificates) on a when-issued basis. A description of these techniques and their attendant risks is contained in the section of this Statement of Additional Information entitled "Description of Securities and Investment Techniques."

   The Portfolio may write covered call options and purchase put options, and purchase call and write put options to close out options previously written by the Portfolio. The Portfolio may engage in options transactions to reduce the effect of price fluctuations of securities owned by the Portfolio (and involved in the options) on the Portfolio's net asset value per share. This Portfolio will purchase put options involving portfolio securities only when the Portfolio Manager believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. The Portfolio will engage only in short sales "against the box."

   In addition to the limited maturity debt in which the Portfolio invests, other investments may include other debt securities with special features (e.g., puts, variable or floating coupon rates, maturity extensions arrangements, mortgage pass-throughs, etc.)
producing price characteristics similar to those of short-to medium-term debt securities. Generally, the Portfolio's securities are selected from as many as ten sectors of the fixed income market, each representing a different type of fixed income investment.

HARD ASSETS PORTFOLIO

Investment Objective:    Long-term capital appreciation.

   The Hard Assets Portfolio provides a diversified portfolio that seeks to provide protection against inflation or rapid economic activity. In economic periods of rising inflation or when activity of companies within the Hard Assets
Portfolio tend to show rapid rises in earnings, it is common to find that bonds and other equities perform poorly.
As such, the Hard Assets Portfolio may provide a source of diversification to an overall portfolio. There can be no assurance that an increased rate of return or reduced fluctuation of the Portfolio will be achieved. Thus, an investment in the Portfolio's shares should be considered part of an overall investment program rather than a complete investment program.

   The Portfolio may invest in securities of foreign issuers, including up to 35% of its assets in securities of South African issuers. The relative amount of the Portfolio's investment in foreign issuers will change from time to time, and the Portfolio is subject to certain guidelines for diversification of foreign security investments. Investments by the Portfolio in securities of foreign issuers may involve particular investment risks. See "Description of Securities and Investment Techniques." The Portfolio normally invests at least 65% of its total assets in Hard Asset Securities, that is equity and debt securities of companies engaged in the exploration, development, production, management and distribution of assets such as gold and other precious metals, strategic metals, oil, natural gas, coal and real estate investment trusts.

   The Portfolio may invest over 25% of its assets in securities of companies predominantly engaged in gold operations, although the Portfolio will not invest in any such security or in gold bullion and coins if, after such acquisition, more than 50% of the Portfolio's assets (taken at market value at the time of such investment) would be invested in securities of companies predominantly engaged in gold operations and gold bullion and coins. The Portfolio may also invest directly in other commodities including petroleum and strategic metals. The Portfolio may invest up to 35% of the value of its total assets in non-hard asset securities.

   Since a large percentage of the Portfolio's assets will be invested in Hard Assets, the Portfolio might be deemed to have concentrated in such investments. This may cause the Portfolio to have greater exposure to risks associated with Hard Assets in general.

   During periods of less favorable economic and/or market conditions, the Portfolio may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers acceptances, investment grade commercial paper, asset-backed securities, mortgage-backed securities and repurchase agreements.

   The Portfolio may engage in short sales, and may lend portfolio securities. The Portfolio may not exceed a total of 25% of net assets in short sales, but this amount is decreased by the amount the Portfolio has borrowed.

                                   31


Short sales of unlisted securities may not exceed 10% of net assets.
The Portfolio will not make short sales of more than 2% of net assets in any one issuer or more than 2% of the outstanding class of shares of any one issuer. The Portfolio may purchase securities on margin.
The Portfolio may borrow up to 10% of the value of its net assets and for temporary purposes may increase this amount to 25%. The Portfolio may also invest up to 5% of its assets at the time of purchase in warrants, and may purchase or sell put or call options on securities and foreign currencies. The Portfolio may purchase and sell interest rate, gold, and other futures contracts. The Portfolio may also purchase and sell stock index futures contracts and other futures contracts based upon other financial instruments, and purchase options on those contracts.
These techniques are described in "Description of Securities and Investment Techniques."

   The Portfolio Manager believes the Portfolio may offer a hedge against inflation, particularly commodity price driven inflation.
However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset Companies in the Portfolio. Hard Asset Companies' equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

   The Portfolio seeks investment opportunities in the world's major stock, bond and commodity markets. The Portfolio may invest in securities issued anywhere in the world, including the United States.
There is no limitation or restriction on the amount of assets to be invested in any one country with the exception of South Africa.
There is no limitation on the amount the Portfolio can invest in emerging markets. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See
"Description of Securities and Investment Techniques."

   The equity securities in which the Portfolio may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts;
partnerships; joint ventures and other incorporated entities or enterprises; "when-issued" securities; "partly paid" securities
(securities paid for over a period of time); restricted securities and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the 10% limitation on illiquid investments. The Portfolio may invest in certain derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Portfolio may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described in the "Description of Securities and Investment Techniques." In addition, the Portfolio may invest in futures and forward contracts and options on precious metals and other Hard Assets. See "Investment in Gold and Other Precious Metals."

   Since the Portfolio may invest substantially all of its assets in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold energy, base metal or agriculturals and their operations, the Portfolio may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios.
These risks are described further in "Description of Securities and Investment Techniques."

   Investors should be aware that some of the instruments in which the Portfolio may invest, such as structured or indexed notes, swaps and foreign securities, may be subject to periods of extreme volatility and illiquidity and may be difficult to value. These techniques are described in "Description of Securities and Investment Techniques."


                                   32


REAL ESTATE PORTFOLIO

Investment Objective:    Capital appreciation.  Current income as a
                         secondary objective.

   The Portfolio will invest not less than 65% of its total assets in common and preferred stocks and convertible preferred securities of companies which have at least 50% of the value of their assets in, or which derive at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial, or industrial real estate, which include listed equity REITs which own properties, and listed mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. The Portfolio may invest more than 25% of its total assets in any of the foregoing sectors of the real estate industry. The Portfolio's assets may, however, be invested in money market instruments and U.S. Government securities if, in the opinion of the Portfolio Manager, market conditions warrant a temporary defensive investment strategy.

   The Portfolio may invest up to 35% of its total assets in equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies, and up to 25% of its total assets in financial institutions which issue or service mortgages, such as savings and loans or mortgage bankers.

   The Portfolio may invest in mortgage- and asset-backed securities, repurchase agreements, restricted securities up to 10% of its assets in illiquid securities, may purchase and write put and call options on securities it covered or secured, and may purchase or sell options to effect closing transactions, and on stock indexes, and may borrow up to 10% of its net assets, and for temporary purposes may borrow up to 25% of its assets for such items as large redemptions. The
Portfolio will engage only in short sales "against the box."

   In addition to the common and preferred stocks described above, the Portfolio may invest up to 35% of its total assets in securities believed by the Portfolio Manager to be undervalued and have capital appreciation potential, including up to 5% of total assets in warrants and other rights to purchase securities, bonds, convertible securities, and publicly traded limited partnerships listed on national securities exchanges or NASDAQ. The Portfolio may invest up to 5% of its total assets in bonds, convertible securities, and limited partnerships traded on the Toronto or London Stock Exchanges.
The Portfolio may also invest up to 20% of its assets, measured at the time of investment, in high yield convertible bonds that are rated below investment grade by one of the primary rating agencies
(or if not rated, deemed to be of equivalent quality by the Portfolio
Manager). See " Description of Securities and Investment Techniques--
High Yield Bonds." Since a large percentage of the Portfolio's assets will be invested in the real estate industry, the Portfolio might be deemed to have concentrated in this area. This may cause the Portfolio to have greater exposure to risks associated with real estate in general.

   There are risks inherent in the Portfolio's investment policies.
These risks are discussed in "Description of Securities and Investment Techniques."

                                   32


RISING DIVIDEND PORTFOLIO

Investment Objective:    Capital appreciation.  A secondary objective
                         is dividend income.

   In seeking its objectives, the Portfolio normally invests its net assets in equity securities of companies determined to be of high quality by the Portfolio Manager, including, but not limited to, companies with substantial dividend increases.

   The individual security selection is overlaid with a sector allocation discipline to avoid over-concentration in any single sector. It is anticipated that the Portfolio's portfolio will generally contain a minimum of 25 to 30 issues. It is the policy of the Portfolio that no equity security will be acquired if, after its acquisition, more than 15% of the Portfolio's total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager does not intend to invest any of the Portfolio's assets in securities that, at the time of investment, it believes to be illiquid, but may hold up to 15% of its assets in these securities. The Portfolio Manager periodically monitors the Portfolio's equity securities to assure they meet the quality criteria which include; regular dividend increases and at least 35% of earnings reinvested annually; and a credit rating of "A" to "AAA."
There may from time to time be other equity securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfolio Manager deems a suitable investment. A security will generally be sold when it reaches its target price, when negative changes occur in either the company or its industry, or when any one or more of the four criteria are no longer satisfied. Equity securities are deemed to include common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

   During those times when equity securities that meet the Portfolio
Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Portfolio may invest any amount of its assets in short-term fixed income securities or in cash or cash equivalents.

EMERGING MARKETS PORTFOLIO

Investment Objective:    Long-term capital appreciation.

   At least 65% of the Portfolio's assets normally will be invested in the equity securities of issuers in countries that are identified as emerging market countries in the Morgan Stanley Capital
International Emerging Markets Free Index or the International
Finance Corporation Emerging Market Index, or a country that the Portfolio Manager otherwise believes is an emerging market country because it has a developing economy or because its markets have begun a process of change and are growing in size and/or sophistication.

   For purposes of allocating the Portfolio's investments, a company will be considered located in the country in which the company is domiciled, or in which it is primarily traded, or from which it derives a significant portion of its revenues, or in which it has 50% more of its assets, or in which a significant portion of its goods or services are produced.


                                   34


   The Emerging Markets Portfolio may invest in debt obligations
("sovereign debt") of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which the Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities.
Similarly, the Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment
Techniques--High Yield Bonds" and "Debt Securities--Sovereign Debt" in this Statement of Additional Information.

   For temporary defensive purposes, the Portfolio may decrease its investment in emerging market country equity securities, and may invest to a significant degree in debt securities and bank and money market instruments as described above. In addition, the Portfolio may invest significantly in such securities after receipt of new monies.

   Most of the foreign securities in which the Portfolio invests will be denominated in foreign currencies. The Portfolio may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot
(i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. For a description on these techniques, see "Description of Securities and Investment Techniques-
-Foreign Currency Transactions" in this Statement of Additional
Information.

   The Emerging Markets Portfolio may use various investment strategies and techniques to meet its investment objective, including purchasing options on securities and writing (selling) secured put and covered call options on securities, securities index, foreign securities and foreign currencies. The Portfolio may purchase and sell interest rate, stock indexes and other financial instrument futures contracts, and may purchase and write options on such futures contracts. The Portfolio may engage in options transactions not only on U.S. domestic markets but also exchanges and other markets outside the United States. When deemed appropriate by the Portfolio Manager, the Portfolio may enter into reverse repurchase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The
Portfolio may invest in shares of other investment companies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets. The Portfolio may invest in up to 15% of its assets in illiquid securities. The
Portfolio may invest in warrants and restricted securities.  The
Portfolio may make short sales "against the box." These investment techniques are described under the heading "Description of Securities and Investment Techniques" in this Statement of Additional
Information.

VALUE EQUITY PORTFOLIO

Investment Objective:    Capital appreciation.  Dividend income is a
                         secondary objective.

   At least 65% of the Portfolio's assets normally will be invested in equity securities. However, during adverse market conditions, as a temporary investment posture, the Portfolio may invest significantly in the debt securities and money market instruments.

   The Portfolio may invest without limit in equity securities of foreign issuers, including ADRs. However, it is expected that under ordinary circumstances, the Portfolio will not invest more than 25% of its assets in foreign issuers, measured at the time of investment.
For a description of the risks associated with investment in foreign issuers, see "Description of Securities and Investment Techniques--
Foreign Securities" in this Statement of Additional Information.


                                   35


   It is the policy of the Portfolio that no equity security will be acquired, if, with respect to 75% of the Portfolio's total assets, after its acquisition, more than 25% of the Portfolio's total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager periodically monitors the Portfolio's equity securities to assure they meet the selection criteria. A security may be sold from the portfolio when
(i) its price approaches its intrinsic value; (ii) a temporary, dramatic, short-term price appreciation occurs; (iii) its fundamentals deteriorate; or (iv) its relative attractiveness diminishes. From time to time, the Portfolio may invest in equity securities that do not meet the selection criteria described above, but which the Portfolio Manager deems a suitable investment. For purposes of the Portfolio's investment policies, equity securities are deemed to include common stocks, securities convertible into common stocks, options on equity securities, and rights or warrants to subscribe for or purchase common stocks. The Portfolio may also invest in Standard & Poor's Depositary Receipts ("SPDR's"), which are publicly traded interests in a unit investment trust that invests in substantially all of the common stocks in the S&P 500 Index. SPDR's are not subject to the Portfolio's policy that no more than 5% of the Portfolio's total assets be invested in any one issuer. The
Portfolio may make short sales "against the box."

   The Portfolio may also invest in restricted or illiquid securities; however, the Portfolio Manager can not invest more than 15% of the Portfolio's assets in securities that, at the time of investment, it believes to be illiquid. In pursuing its investment objective or for hedging purposes, the Portfolio may, but is not required to, utilize the following investment techniques: writing
"covered" listed put and call options with respect to 25% of its net assets, may purchase protective puts up to 25% of its net assets and may purchase calls and puts other than protective puts up to 5% of its assets; entering into stock index, interest rate, foreign currency and other financial futures contracts, and purchasing options on such futures contracts; entering into forward currency contracts, currency exchange transactions; purchasing mortgage-backed securities and asset-backed securities; and borrowing from banks up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. See "Description of Securities and Investment Techniques" for a discussion of the risks associated with these investment techniques.

   During unusual or adverse market conditions, the Portfolio may invest significantly in U.S. Government and agency debt securities, and in money market instruments such as certificates of deposit, bankers' acceptances, high quality commercial paper, U.S. Treasury bills, and repurchase agreements.

STRATEGIC EQUITY PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO

Investment Objective
   Strategic Equity:     Capital appreciation.
Investment Objective
   Capital Appreciation: Long-term capital growth.

   Each Portfolio may invest, for temporary defensive purposes, all or substantially all of its assets in investment grade (high quality) corporate bonds, commercial paper, or U.S. Government obligations.
In addition, a portion of each Portfolio's assets may be held, from time to time, in cash, repurchase agreements or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. Each Portfolio will invest in common stocks, which fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Each Portfolio may also invest in preferred stocks (which may be subject to optional or mandatory redemption provisions) and convertible securities, without regard to corporate bond ratings. Each Portfolio may invest in corporate debt, which may be subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors. The Portfolios may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of each Portfolio. To the extent that the Portfolios have the ability to invest in REITs, each could conceivably own real estate directly as a result of a default on securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic

                                   36


conditions, and changes in zoning laws. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to maintain exemption from the 1940 Act.

   To the extent consistent with its respective investment objective, each of the Portfolios may invest in foreign securities. The Capital
Appreciation Portfolio may invest up to 25% of its total assets in foreign securities. The Strategic Equity Portfolio may invest up to 20% of its total assets in foreign securities.

   For purposes of computing such limitation, American Depositary
Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. Each of the Portfolios may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Each
Portfolio has the authority to deal in foreign exchange between currencies of the different countries in which each will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. Each Portfolio will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign hedges than the percentage of its assets that it could invest in foreign securities.

   The Strategic Equity Portfolio will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. The Capital
Appreciation Portfolio will not invest more than 10% of its assets in illiquid securities. The Portfolio may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule
144A under the Securities Act of 1933.

   For the purpose of realizing additional income, the Portfolios may each make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. Although it does not currently intend to do so, the Strategic Equity Portfolio may invest in "special situations, as described in this Statement of Additional
Information.

   The Portfolio may also invest in U.S. Government Securities,
Repurchase Agreements, short sales and has the ability to use forward contracts, futures contracts, options on securities, options on indices, options on currencies and options on futures and in other investment companies to the extent permitted by the 1940 Act, and rules and regulation thereunder.

SMALL CAP PORTFOLIO

Investment Objective:    Long-term capital appreciation.

   The Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P Small-Cap 600 Index ("S&P 600 Index"), updated quarterly.

   In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets), after receipt of new monies, or during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

   The Portfolio may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an effort to meet the Portfolio's investment objective: short sales of securities; investing in securities of foreign issuers (including Depositary Receipts), including not more than 10% of its total assets in foreign government securities denominated in U.S. dollars; engaging in futures contracts, including purchasing and selling stock index futures contracts and interest rate futures contracts; purchasing and selling options on securities;
purchasing options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts; entering into foreign currency transactions and options on foreign currencies;
entering into repurchase and reverse repurchase agreements; purchase mortgage- and asset-backed securities; and lending portfolio securities to brokers, dealers, bankers, and other recognized institutional borrowers of securities. The Portfolio may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Portfolio has borrowed. The Portfolio may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds.

                                   37


The Portfolio may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes.
In connection with permissible borrowings the Portfolio may transfer as collateral securities owned by the Portfolio. The Portfolio may invest up to 15% of its net assets in illiquid securities.

MANAGED GLOBAL PORTFOLIO

Investment Objective:    Capital appreciation.  Current income is
                         only an incidental consideration.

   As discussed in the Prospectus, the Managed Global Portfolio may invest in common stock traded in securities market around the world, issued by any type of company, large or small. Investing in securities of smaller, less well known companies may present greater opportunities for capital appreciation, but may also involve greater risks. The Portfolio may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Portfolio's assets would be invested in the securities of any issuer, except that this restriction does not apply to U.S. Government securities or foreign government securities, and the Portfolio may not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

   At times, the Portfolio Manager may judge that conditions in the international securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of shareholders. The Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these "defensive" strategies the Portfolio may invest in some of the following securities.

   The Portfolio may invest solely in equity securities traded primarily in U.S. markets. Also the Portfolio may add preferred stocks to the portfolio. The Portfolio may purchase mortgage- and asset-backed securities.

   The Portfolio may invest in the following debt instruments
(includes debt instruments convertible into equity): (i) fixed-income instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities"); (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities ("foreign government securities"); and (iii) debt securities of domestic or foreign issuers. Debt securities purchased by the Portfolio may be of any maturity, at the discretion of the Portfolio Manager.

   The Portfolio may invest in money market instruments. These include the following: (i) short-term U.S. Government securities;
(ii) short-term foreign government securities; (iii) certificates of deposit, time deposits, bankers' acceptances, and short-term obligations of banks and other depository institutions, both U.S. and foreign, that have total assets of at least $10 billion (U.S.); and
(iv) commercial paper and other short-term corporate obligations.

   The Managed Global Portfolio may use various investment strategies and techniques to meet its investment objective, including purchasing options on securities and writing (selling) secured put and covered call options on securities and securities indexes. The Managed Global
Portfolio will only purchase and write options that are standardized and traded on a U.S. or foreign exchange or board of trade, or for which an established over-the-counter market exists. The Portfolio may purchase and sell futures contracts, and may purchase and write options on such futures contracts, including stock index futures contracts. The Portfolio may enter into foreign currency contracts and currency exchange contracts on a spot basis. When deemed appropriate by the Portfolio Manager, the Portfolio may enter into reverse repurchase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Portfolio may invest in shares of other investment companies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets. The Portfolio may invest in restricted securities and warrants. The Portfolio may not invest more than 15% of its net assets in illiquid securities. The Portfolio may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Portfolio has borrowed. The Portfolio may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Portfolio may transfer as collateral securities owned by the Portfolio.

                                   38


   For more information about the Portfolio's investments including the risks of such investing see "Description of Securities and Investment Techniques." The Portfolio Manager may invest in the above or any other securities that it considers consistent with the defensive strategies of the Portfolio. It is impossible to predict when or for how long the Portfolio will use such alternative strategies.

   The Portfolio is the successor for accounting purposes to the Managed Global Account of Separate Account D of Golden American. For additional information, see "Other Information--The History of the Managed Global Portfolio."


DEVELOPING WORLD PORTFOLIO

Investment Objective:    Capital appreciation.

   As discussed in the Prospectus, the Developing World Portfolio invests primarily in the equity securities of emerging market companies. The Portfolio also may enter into repurchase agreements, purchase U.S. Government securities, invest up to 10% of its total net assets in investment companies, leverage transactions, lend portfolio securities up to 30% of Portfolio total net assets, invest in when-issued and forward commitment securities, purchase and write put and call options on securities, currencies and stock indexes, and write "covered" call and put options. The Portfolio will not enter into any options transactions on securities, securities indexes or currencies or related options (including options on futures) if the sum of the initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options' transactions with respect to more than 25% of its total assets. The Portfolio may borrow up to one third of its total net assets, but will not purchase any securities while borrowings exceed 10%. The Portfolio may invest in interest rate futures contracts or related options only if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would not exceed 5% of its total assets. The Portfolio does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested. The Portfolio may invest in forward


                                   39


currency contracts, but may not invest more than one-third of its assets in such contracts. The Portfolio may invest in futures, swaps, including equity swaps, and options on futures. The Portfolio may invest up to 15% of its total net assets in illiquid securities.
See "Description of Securities and Investment Techniques."

MID-CAP GROWTH PORTFOLIO

Investment Objective:    Long-term growth of capital.

   The Portfolio seeks to achieve its objective by investing primarily or at least 65% 0f it assets in equity securities of companies with medium market capitalization which the Portfolio
Manager believes have above-average growth potential under normal circumstances.

   Shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks. Therefore, the Portfolio is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The
Portfolio is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Portfolio should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Portfolio.

   Debt securities of issuers in which the Portfolio may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Portfolio may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Portfolio may invest also include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind.
Such investments involve certain risks. See "Description of Securities and Investment Techniques--High Yield Bonds" for a discussion of the risks involved in investing in lower-rated securities.

   When the Portfolio Manager believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Portfolio's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements.

   The Portfolio may invest 20% of its net assets in foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment
Techniques--Foreign Securities" for a discussion of the risks involved in foreign investing.)

   The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

   The Portfolio may also purchase illiquid or restricted securities
(such as private placements). The Portfolio may not invest more than 15% of its net assets in illiquid securities.

   The Portfolio is classified as a "non-diversified" investment company as described above under "Diversification." See
"Diversification" for risks associated with investing in a non-diversified Portfolio.

   While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Portfolio turnover is not a limiting factor when a change in the Portfolio is otherwise appropriate. Because the Portfolio is expected to have a Portfolio turnover rate of over 100%,

                                   40


transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a Portfolio with a lesser turnover rate.

   The Portfolio may also enter into repurchase agreements, lend securities, purchase securities on a "when-issued" or on a "forward delivery" basis (which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time), purchase restricted securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

RESEARCH PORTFOLIO

Investment Objective:    Long-term growth of capital and future
income.

   The Portfolio invests in debt securities, and may invest up to 10% of its net assets in lower rated debt securities (e.g., rated BA or lower by Moody's or BB or lower by S&P or Fitch), or in securities the Portfolio Manager believes to be of comparable quality.

   It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Portfolio Manager's own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Portfolio Manager's own credit analysis than in the case of a Portfolio investing in primarily higher quality bonds. From time to time, the Portfolio's management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash
(including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

   The Portfolio may enter into repurchase agreements, make loans of its securities, invest in ADRs, invest up to 20% of its net assets in foreign securities, invest in emerging markets or countries with limited or developing capital markets and purchase "Rule 144A securities." Investing in these type of securities involves certain risks. See "Description of Securities and Investment Techniques" and the Statement of Additional Information for a discussion of the risks involved with investing in the above listed securities transactions.

   While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Portfolio turnover is not a limiting factor when a change in the Portfolio is otherwise appropriate.

TOTAL RETURN PORTFOLIO

Investment Objective:    Above-average income (compared to a
                         portfolio entirely invested in equity
                         securities) consistent with the prudent
                         employment of capital.  A secondary goal
                         is the reasonable opportunity for growth
                         of capital and income.

   As discussed in the Prospectus, the Total Return Portfolio is a "balanced fund that invests in a combination of equity and fixed income securities. The Portfolio may invest in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers
(such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and

                                   41


bonds on which the interest is payable in kind ("PIK bonds"). See
"Description of Securities and Investment Techniques" for a further discussion of these securities.

   The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S.
depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

   The Portfolio may invest up to 20% of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques--Foreign Investments" for a discussion of the risks involved in foreign investing.)

   In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars.

   The Portfolio may purchase "Rule 144A securities"; enter into repurchase agreements; lend portfolio securities; purchase securities on a "when-issued" or on a "delayed delivery" basis; invest in indexed securities linked to foreign currencies, indexes, or other financial indicators; enter into mortgage "dollar roll" transactions;
invest a portion of its assets in loan participations and other direct indebtedness; purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts. See
"Description of Securities and Investment Techniques" for more information regarding these transactions and the risks associated with them.

   While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Portfolio turnover is not a limiting factor when a change in the Portfolio is otherwise appropriate. Because the Portfolio is expected to have a Portfolio turnover rate of over 100%, transactions costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a Portfolio with a lesser turnover rate.

CAPITAL GROWTH PORTFOLIO

Investment Objective:    Long-term total return.

   As discussed in the Prospectus, the Capital Growth Portfolio invests primarily in common stocks of companies where the potential for change is significant. The Portfolio may at times invest a substantial portion of its assets in securities traded in the over-the-counter markets in foreign countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets.

   To hedge against changes in net asset value or to attempt to realize a greater current return, the Portfolio may use the following investment strategies and techniques. The Portfolio may buy and sell put and call options; index futures contracts and options on index futures and on indexes; warrants on foreign securities indexes;
purchase and sell options in the over-the-counter markets only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by

                                   42


which the option is "in-the-money" is excluded from this calculation.)
The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements.

   At times, the Portfolio Manager may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio Manager believes to be consistent with the Portfolio's best interests. The
Portfolio may invest in domestic or foreign securities.

GROWTH PORTFOLIO

Investment Objective:    Capital appreciation.

   In addition to the Growth Portfolio's primary strategies discussed in the Prospectus, the Portfolio may engage in several other strategies. To hedge against changes in net asset value or to attempt to increase its investment return, the Portfolio may buy and sell the following: put and call options; futures contracts; options on futures contracts; index futures contracts and options on index futures and on indexes; warrants; foreign securities indexes; and options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

   To the extent that the Portfolio hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

   When the Portfolio Manager believes that market conditions are not favorable for profitable investing or when the Portfolio Manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds.
Cash or similar investments are a residual -- they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

   Securities that the Portfolio may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term obligations. The Portfolio may also invest in money market funds
(including funds managed by the Portfolio Manager). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

   At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio's Portfolio Manager were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

   The Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

   At times, the Portfolio Manager may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's

                                   43


assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio Manager believes to be consistent with the Portfolio's best interests.
During extremely unusual conditions, the Portfolio may take a position of cash and cash equivalents.

   The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. Such portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains.

GLOBAL FIXED INCOME PORTFOLIO

Investment Objective:    High total return

   The investment objective of the Global Fixed Income Portfolio is to provide high total return. The Portfolio will seek to achieve its objective by investing at least 65% of its assets in both domestic and foreign debt securities and related foreign currency transactions. The total return will be sought through a combination of current income, capital gains and gains in currency positions.

   International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets.

   The Portfolio may engage in certain transactions, which include dollar roll transactions, reverse repurchase agreements, interest rate transactions, options on securities and indexes, futures and options on futures, options on foreign currencies, foreign exchange transactions and over the counter options. (See "Description of Securities and Investment Techniques.")

   The Portfolio's net asset value per share fluctuates, depending on
(i) current worldwide market interest rates, (ii) the value of the currencies in which the Portfolio's securities are denominated when compared to the U.S. dollar, (iii) the success of the Portfolio
Manager's currency hedging techniques, and (iv) the creditworthiness of the issuers in which the Portfolio is invested. In pursuing the Portfolio's investment objective, however, the Portfolio Manager actively manages the Portfolio in an effort to minimize the effect of such factors on the Portfolio's net asset value per share. In extremely unusual conditions the Portfolio may take a defensive position of 100% U.S. cash.

LIQUID ASSET PORTFOLIO

Investment Objective:    High level of current income consistent with
                         the preservation of capital and liquidity.

   The Liquid Asset Portfolio seeks to achieve a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to the Portfolio. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Portfolio's investment objectives, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

   Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks

                                   44


associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

   The Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Portfolio, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies, and will not, in the aggregate, exceed 10% of the Portfolio's net assets. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

   The Portfolio may also make limited investments in guaranteed investment contracts ("GIC") issued by U.S. insurance companies that are subject to the Portfolio's 10% restriction on invesments in illiquid securities. The Portfolio will purchase a GIC only when the Manager has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments that are rated high quality by certain nationally recognized statistical rating organizations.

   The Portfolio may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment transaction is an agreement by a portfolio to purchase or sell securities at a specified future date. When a portfolio engages in these transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets, such as cash, U.S.
government securities, or other liquid assets equal to the value of purchase commitments will be maintained until payment is made. Such transactions have the effect of leverage on the Portfolio and may contribute to the volatility of a Portfolio's net asset value.

   To increase current income, the Portfolio may lend its portfolio securities in an amount up to 33% of each such Portfolio's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the applicable Portfolio and are subject to the same risks as repurchase agreements.

   The Portfolio may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement, the Portfolio acquire securities and obtain a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily.

   The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are rated in the second-highest rating category, except that this limitation shall not apply to U.S. government securities. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Portfolio Manager, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Portfolio
Manager becomes aware an unrated security is downgraded below high quality (within the first or second highest rating category) and the Portfolio Manager does not dispose of the security or such security does not

                                   45


mature within five business days), shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

The Portfolio shall engage only in short sales "against the box."
The Portfolio may also invest up to 10% in illiquid securities and may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Portfolio may transfer as collateral securities owned by the Portfolio. See "Description of Securities and Investment Techniques" for descriptions of these techniques.

MARKET MANAGER PORTFOLIO

Investment Objective:    The Portfolio seeks favorable equity market
                         performance and at the same time preserve
                         capital (without taking into account
                         expenses) for investments in the Portfolio
                         held until the Target Maturity Date of
                         March 6, 2001.

The call options into which the Portfolio will enter will be negotiated on behalf of the Portfolio by the Portfolio Manager in an attempt to provide the Portfolio with the right to receive a percentage of the price appreciation on the stocks included in the indexes for all or a portion of the period from the Investment Start
Date through the Target Maturity Date. The price appreciation on the S&P 500 and other indexes does not include the value of dividends paid by in the indexes. The Portfolio Manager has advised the Trust that it initially intends to invest as of the Investment Start Date in call options on the S&P 500 and in call options on up to two other equity indexes, and that these options would give the Portfolio the right to receive approximately 110%-118% of the price appreciation of a composite of these indexes from the Investment Start Date through the Target Maturity Date, based upon the expected weighting of the Portfolio's relative positions in call options on these indexes.

   The Portfolio will seek to preserve capital (without regard to expenses) by investing a portion of its assets in zero coupon bonds issued by the U.S. Government and its agencies and instrumentalities and by private issuers which, at the time of investment, are rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard
& Poor's Corporation ("S&P).

This strategy for pursuit of preservation of capital does not take into account expenses of the Portfolio so that if the Portfolio
Manager is successful in its strategy, an investor in the Portfolio cannot be assured that the value of his or her investment as of the Target Maturity Date will equal the value of the investment as of the Investment Start Date. Similarly, the strategy for pursuit of preservation of capital does not take into account any expenses of the Variable Contracts whose proceeds are invested in the Portfolios.
The purchaser of a Variable Contract would pay the expenses of the Variable Contract, which could further detract from the value of a Variable Contract Owner's investment as of the Target Maturity Date.
For more information on expenses under the Variable Contract, see the Variable Contract prospectus.

INVESTORS PORTFOLIO

Investment Objective:    Seek long-term growth of capital.
                         Current income is a secondary objective.

   The Investors Portfolio from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's (with no minimum rating required), or comparable unrated securities. There is no limit on the amount of Investors
Portfolio's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which involve a high degree of risk, see "Description of Securities and Investment Techniques -- High Yield Bonds" in this
Statement of Additional Information.

   The Investors Portfolio maintains a carefully selected portfolio of securities diversified among industries and companies. The Portfolio may invest up to 25% of its net assets in any one industry. The Portfolio generally purchases marketable securities, primarily those traded on the New York Stock Exchange ("NYSE") or other national securities exchanges, but also purchases securities traded in the over-the-counter market. The
Portfolio will not invest more than 10% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described below, the Portfolio may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule
144A under the 1933 Act. The Portfolio's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see "Description of Securities and Investment Techniques--Illiquid Securities."

   From time to time, the Investors Portfolio may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Portfolio's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see "Description of Securities and Investment Techniques--
Lending Portfolio Securities."

                                   46


   As indicated under "Investment Restrictions" the Investors Portfolio may invest in repurchase agreements in an amount up to an aggregate of 25% of its total assets. For a description of repurchase agreements and their associated risks, see "Description of Securities and Investment
Techniques--Repurchase Agreements." In addition, in order to meet redemption requests or as a temporary measure, the Portfolio may borrow up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Portfolio shall borrow only from banks.

   As a hedge against either a decline in the value of securities included in the Investors Portfolio's investments or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Investors Portfolio may use all of the various investment strategies referred to under "Description of Securities and Investment Techniques--Derivatives." The
Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

   The foregoing investment policies, other than the Investors
Portfolio's investment objectives and the Portfolio's policies with respect to repurchase agreements, borrowing of money and lending of portfolio securities, are not fundamental policies and may be changed by vote of the Board of Trustees without the approval of shareholders.

LARGE CAP VALUE PORTFOLIO

Investment Objective: Seek long-term growth of capital and income.

   The Large Cap Value Portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of the Portfolio's total assets.
As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. For additional information on the risks of lending the Portfolio's securities, see "Description of Securities and Investment Techniques--Lending Portfolio Securities" in this Statement of
Additional Information.

   In order to help ensure the availability of suitable securities, The
Portfolio may purchase debt securities on a "when-issued" or on a "forward delivery" basis. For a discussion of the risks associated with "when issued" and "Forward delivery" securities, see "Description of Securities and Investment Techniques--When Issued or Delayed Securities" in this Statement of Additional Information.

   The Portfolio may also enter into repurchase agreements. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. In addition, the Portfolio may also enter into "reverse" repurchase agreements. Here too, the portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. For a discussion of the risks associated with repurchase arrangements and reverse repurchase agreements, see "Description of Securities and Investment Techniques--
Repurchase Agreements" and "Description of Securities and Investment
Techniques--Reverse Repurchase Agreements" in this Statement of Additional
Information.

   The Portfolio may enter into mortgage dollar rolls. At the time the Portfolio enters into a mortgage dollar roll, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

   Subject to certain restrictions, the Portfolio may purchase warrants, including warrants traded independently of the underlying securities. For a discussion of the risks associated with warrants,

                                   47


see "Description of Securities and Investment Techniques--Warrants" in this Statement of Additional Information.

   The Portfolio is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Also, the Portfolio may be authorized to use a variety of investment strategies for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. Hedging and other strategic transactions which may be used are described below:

    (a) exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed-income indices and other financial instruments,

    (b)     financial futures contracts (including stock index futures),

    (c)     interest rate transactions, and

    (d)     currency transactions.

   These transactions are referred to in this Statement of Additional
Information under each transaction's respective title under "Description of Securities and Investment Techniques."

   The Portfolio may invest in investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities).

   The Portfolio will not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

   For purposes of this limitation, to the extent the Portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

   To meet redemption requests or pending investment of its assets or during unusual market conditions, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The Portfolio Manager's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

   The Portfolio is currently authorized to use hedging, futures, options on futures, currency transactions, swaps, floors and collars referred to in this Statement of Additional Information under "Description of Securities and Investment Techniques." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

ALL CAP PORTFOLIO

Investment Objective:    Capital appreciation through investment in
                         securities which the Portfolio Manager believes
                         have above-average capital appreciation potential.

                                   48


   In seeking appreciation, the All Cap Portfolio may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issuers, and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The Portfolio will not concentrate its investment in any particular industry.

   To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Portfolio generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker-dealers. When management deems it appropriate, for temporary defensive purposes, the Portfolio may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by the Portfolio Manager to be of comparable quality. See "Appendix 1:
Description of Bond Ratings. "Investments in such investment grade fixed-income securities may also be made for the purpose of appreciation, as in the case of purchases of bonds traded at a substantial discount or when the Portfolio Manager believes interest rates may decline.

   There is no limit on the amount of the Portfolio's assets that can be invested in securities rated below investment grade. For additional information on these high-yield debt securities, which may involve a high degree of risk, see "Description of Securities and Investment Techniques--
High Yield Bonds" in this Statement of Additional Information.

   The All Cap Portfolio may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Portfolio will not invest more than 10% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Description of Securities and Investment Techniques--Illiquid
Securities." The Portfolio may purchase Rule 144A securities. The
Portfolio's holding of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

   As indicated in "Investment Restrictions," in this Statement of Additional Information, the Portfolio may from time to time lend portfolio securities to selected members of the NYSE. Such loans will not exceed 10% of the Portfolio's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see "Description of Securities and Investment Techniques--Lending
Portfolio Securities."

   As indicated under the title "Investment Restrictions," the Portfolio may invest in repurchase agreements in an amount up to 25% of its total assets. The Portfolio enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see "Description of
Securities and Investment Techniques--Repurchase Agreements." In
addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the
Portfolio may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the Portfolio may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing.
The Portfolio shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Portfolio's total assets. As a matter of operating policy, however, the Portfolio will not secure borrowings by more than 10% of the value of the
Portfolio's total assets. For a discussion of the risks associated with borrowings, see "Description of Securities and Investment Techniques--
Borrowing."
                                   49


   As a hedge against either a decline in the value of the securities included in the Portfolio's investments, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the investment strategies referred to under "Description of Securities and Investment Techniques--Derivatives." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

   The foregoing investment policies (other than the policy of the Portfolio with respect to the borrowing of money and the lending of portfolio securities) are not fundamental policies and may be changed by vote of the Board of Trustees without the approval of shareholders.

   The Portfolio may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. The Portfolio does not anticipate that its annual portfolio turnover rate will exceed
160%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by the Portfolio and to shareholders.


                       INVESTMENT RESTRICTIONS

   Each Portfolio's investment objective should be read, together with the investment restrictions set forth below. These are broken into two sections for different groups of Portfolios into fundamental and non-fundamental policies. Fundamental policies and restrictions of each Portfolio may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio. Non-fundamental policies and restrictions may be changed by a vote of the Board of Trustees and without shareholder approval, consistent with the Investment Company
Act of 1940 and changes in relevant SEC interpretations.


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FUNDAMENTAL INVESTMENT RESTRICTIONS

   FOR THE EQUITY INCOME PORTFOLIO, THE FULLY MANAGED PORTFOLIO, THE
LIMITED MATURITY BOND PORTFOLIO, THE HARD ASSETS PORTFOLIO, THE REAL
ESTATE PORTFOLIO, THE CAPITAL APPRECIATION PORTFOLIO, THE RISING
IVIDENDS PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE VALUE EQUITY
PORTFOLIO, THE STRATEGIC EQUITY PORTFOLIO, THE SMALL CAP PORTFOLIO,
THE MANAGED GLOBAL PORTFOLIO, THE MARKET MANAGER PORTFOLIO, AND THE
LIQUID ASSET PORTFOLIO:

   Under these restrictions, a Portfolio may not:

  (1) Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S.
       Government or its agencies or instrumentalities, and except that this restriction shall not apply to the Market Manager
       Portfolio;

  (2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S.
       Government, or its agencies or instrumentalities;

  (3)  Invest in a security if more than 25% of its total assets
       (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto), (b) with respect to the Liquid Asset
       Portfolio, to securities or obligations issued by U.S. banks,
       (c) with respect to the Market Manager Portfolio, to options on stock indexes issued by eligible broker-dealers or banks, as described in the Market Manager Portfolio's Prospectus; (d) with respect to the Managed Global Portfolio, to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (e) to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Hard Assets Portfolio, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

  (4) Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

  (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that the Hard Assets Portfolio may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the Statement of Additional
       Information, purchase securities on margin;

  (6) Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

       (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

       (b)  enter into repurchase agreements; and

       (c) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Board of Trustees;


                                   51


  (7) Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio's borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

  (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws;

  (9)  With respect to the Equity Income, Fully Managed, Limited
       Maturity Bond, Hard Assets, Real Estate, Capital
       Appreciation and Liquid Asset Portfolios, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Hard Assets or Capital Appreciation Portfolio, which may engage in short sales within the limitations described in the Statement of Additional Information;

  (10) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the Statement of Additional
       Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Portfolio's assets);

  (11) With respect to the Equity Income, Fully Managed, Limited
       Maturity Bond, Hard Assets, Real Estate, Capital
       Appreciation, and Liquid Asset Portfolios invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio, or, for Rising Dividends, Emerging Markets,
       Value Equity, Strategic Equity, Small Cap and Managed
       Global Portfolios, more than 15% of the total assets of the Portfolio(taken at market value at the time of such investment), would be invested in such securities;

  (12) Purchase or sell commodities or commodities contracts
       (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

       (a) any Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

       (b) the Equity Income and Strategic Equity Portfolio may engage in futures contracts on gold; and

       (d) this restriction shall not apply to the Managed Global and the Hard Assets Portfolio.

  (13) With respect to all Portfolios except the Managed Global
       Portfolio, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Portfolio may engage in transactions in options, futures contracts, and options on futures.

FOR THE TOTAL RETURN PORTFOLIO, RESEARCH PORTFOLIO, MID-CAP GROWTH
PORTFOLIO AND GLOBAL FIXED INCOME PORTFOLIO:

   A Portfolio may not:


                                   52


  (1) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer; provided that this restriction shall not apply to the Global Fixed Income
       Portfolio or the Mid-Cap Growth Portfolio;

  (2) invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

  (3) borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except Global Fixed Income Portfolio may also borrow to enhance income;

  (4) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

  (5) purchase or sell any commodity contract, except that each Portfolio may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The Mid-Cap Growth, Research and Total Return Portfolio reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Mid-Cap Growth, Research and Total Return Portfolio will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts);

  (6) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's
       Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

  (7) purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

  (8) issue any class of securities which is senior to a Portfolio shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.

FOR THE GROWTH PORTFOLIO:

   The Portfolio may not:

  (1) purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere this Statement;


                                   53


  (2) purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

  (3) make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

  (4) with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

  (5) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

  (6) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

  (7) borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

  (8) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's
       Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

  (9) invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

  (10) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

  (11) own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

  (12) purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

FOR THE CAPITAL GROWTH PORTFOLIO:

   The Portfolio may not:

  (1) issue any class of securities which is senior to the Portfolio shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

  (2) purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);


                                   54


  (3) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

  (4) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's
       Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

  (5) as to 75% of the Portfolio total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio total assets (taken at current value) would then be invested in securities of a single issuer, or
       (ii) more than 25% of the Portfolio total assets (taken at current value) would be invested in a single industry;

  (6) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

  (7) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.

FOR THE DEVELOPING WORLD PORTFOLIO:

   The Portfolio may not:

  (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

  (2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

  (3) (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Portfolio that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least
       300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

       (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions;

  (4) Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

  (5) Buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional
       Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies

                                   55


       (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information;

  (6) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets;

  (7) Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

  (8)  Issue senior securities, as defined in the Investment
       Company Act, except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions; and

  (9) Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

FOR THE INVESTORS PORTFOLIO

The Investors Portfolio may not:

  (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 15% of any class of securities of such issuer;

  (2) borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

  (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Portfolio's investment policies, except that (a) the Portfolio may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Portfolio and (b) the Portfolio may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

  (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Portfolio to be so invested;

  (5) purchase any securities on margin (except that the Portfolio may make deposits in connection with transactions in options on securities), make any so-called "short" sales of securities or participate in any joint or joint and several trading accounts;

  (6)  act as underwriter of securities of other issuers;

  (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Portfolio), or except when such purchase is part of a plan of merger or consolidation;

  (8) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

  (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Portfolio owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

  (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Portfolio may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

 (11) issue senior securities except as may be permitted by the 1940 Act.


FOR THE LARGE CAP VALUE PORTFOLIO

The Large Cap Value Portfolio may not:

  (1) issue senior securities, except to the extent that the borrowing of money in accordance with restrictions (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.);

  (2) invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations;

  (3) For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry;

  (4) purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S.
       Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions;

  (5) borrow money, except that the portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions;

  (6) underwrite securities of other issuers except insofar as the Portfolio may be considered an underwriter under the 1933 Act in selling portfolio securities;

  (7) purchase or sell real estate, except that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein and may invest in mortgages and mortgage-backed securities; and

  (8) purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

FOR THE ALL CAP PORTFOLIO

The ALL CAP Portfolio may not:

  (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Portfolio's investment in any one security, other than United
       States Government obligations, will not exceed 5% of the value of its total assets and as to this 50%, the Portfolio will not invest in more than 15% of the outstanding voting securities of any one issuer;

  (2) borrow money or pledge or mortgage its assets, except as described under "Description of Securities and Investment
       Techniques" and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

  (3) underwrite securities, except in instances where the Portfolio has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act
       ("restricted securities"); in such registrations, the Portfolio may technically be deemed an "underwriter" for purposes of the 1933 Act. No more than 10% of the value of Portfolio's total assets may be invested in illiquid securities;

  (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under "Description of Securities and Investment Techniques--
       Lending of Portfolio Securities" in this Statement of Additional
       Information, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Portfolio from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

  (5) invest more than 10% of the value of the Portfolio's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

  (6) invest in companies for the purpose of exercising control or management. (The Portfolio may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Portfolio may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

  (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Portfolio may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales "against the box", i.e., when a security identical to one owned by the Portfolio, or which the Portfolio has the right to acquire without payment of additional consideration, is borrowed and sold short);

  (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Portfolio (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

  (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Portfolio's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Portfolio pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment Portfolios and will be further reduced by the Portfolio's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

  (10) purchase or hold securities of an issuer if one or more persons affiliated with the Portfolio or with Smith Barney Asset
       Management owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

  (11) buy portfolio securities from, or sell portfolio securities to, any of the Portfolio's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

  (12) purchase or sell warrants; however, the Portfolio may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Portfolio's total assets). Covered options with respect to no more than 10% in value of the Portfolio's total assets will be outstanding at any one time;

  (13) invest in interest in oil, gas or other mineral exploration or development programs, or

  (14) issue senior securities except as may be permitted by the 1940 Act.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

FOR THE RISING DIVIDENDS PORTFOLIO, EMERGING MARKETS PORTFOLIO, VALUE
EQUITY PORTFOLIO, STRATEGIC EQUITY PORTFOLIO, SMALL CAP PORTFOLIO,
MANAGED GLOBAL PORTFOLIO AND MARKET MANAGER PORTFOLIO:

   A Portfolio may not:

  (1) Make short sales of securities, except short sales against the box (this restriction shall not apply to the Strategic Equity, Small Cap, and Managed Global Portfolio, which may make short sales within the limitations described in the Prospectus and elsewhere in this Statement of Additional
       Information); and

  (2) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio
       Manager are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

FOR THE MANAGED GLOBAL PORTFOLIO:

   The Portfolio may not:

   Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.

FOR THE TOTAL RETURN PORTFOLIO, RESEARCH PORTFOLIO, MID-CAP GROWTH
PORTFOLIO AND GLOBAL FIXED INCOME PORTFOLIO:

   A Portfolio may not:

  (1) invest more than 10% (except 15% with respect to the Global Fixed Income Portfolio, Mid-Cap Growth Portfolio and
       Total Return Portfolio) of the net assets of a Portfolio
       (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

  (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with

                                   56


       options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

  (3) make short sales of securities unless such Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and

  (4) make investments for the purpose of gaining control of a company's management.

FOR THE GROWTH PORTFOLIO:

   The Portfolio may not invest, in the aggregate, more than 10% of its net assets in illiquid securities.

FOR THE CAPITAL GROWTH PORTFOLIO:

   The Portfolio may not:

  (1) invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio net assets, provided that not more than 2% of the Portfolio net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

  (2) purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

  (3) purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio total assets would be invested in such securities, or (ii) more than 5% of the Portfolio total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

  (4) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio net assets (taken at current value) would then be invested in the aggregate in securities described in
     (a), (b), and (c) above;

  (5) invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

  (6)  invest in real estate limited partnerships;

  (7) purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

  (8) purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

  (9) make investments for the purpose of exercising control or management;


                                   57


  (10) invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

  (11) acquire more than 10% of the voting securities of any issuer;

  (12) invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale
       (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

  (13) purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

FOR THE DEVELOPING WORLD PORTFOLIO:

   The Portfolio may not:

  (1) Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule
       144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options
       (and securities underlying such options) purchased by a Portfolio;

  (2) Invest in any issuer for purposes of exercising control or management of the issuer;

  (3) Except as described in the Prospectus and this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options subject to the following conditions:

       (a)  such options are written by other persons, and

       (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio's total assets;

  (4) Except as described in the Prospectus and this Statement of Additional Information, engage in short sales of securities; and

  (5) Purchase more than 10% of the outstanding voting securities of any one issuer.

   If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


FOR THE INVESTORS PORTFOLIO:

   The Portfolio may not:

  (1) invest in warrants (other than warrants acquired by the Investors Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Investors Portfolio's net assets or if, as a result, more than 2% of the Investors Portfolio's net assets would be invested in warrants that are not listed on AMEX or NYSE;

  (2) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Investors Portfolio from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

  (3) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 10 above.

FOR THE LARGE CAP VALUE PORTFOLIO

   The Portfolio may not:

  (1) lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

  (2) lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

  (3) knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

  (4) sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin.

                                58


  (5) write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

  (6) purchase securities for the purpose of exercising control or management;

   (7) purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio's total assets would be invested in such company and
       (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

        For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940
        Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies; and

   (8) pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33
        1/3% of the value of the Portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets;

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

MANAGEMENT OF THE TRUST

   The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are Barnett Chernow, J. Michael
Earley, R. Barbara Gitenstein, Robert A. Grayson, Elizabeth J. Newell,
Stanley B. Seidler, John R. Barmeyer and Roger B. Vincent.  The
Executive Officers of the Trust are Barnett Chernow, Myles R. Tashman, and Mary Bea Wilkinson.


                                   59


   Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:

NAME AND ADDRESS        POSITION        BUSINESS AFFILIATIONS AND
                        WITH THE        PRINCIPAL OCCUPATIONS
                        TRUST



Barnett Chernow*        President,      President and Chairman of the GCG
Golden American Life    Trustee and     Trust since December 1999; President
Insurance Co.           Chairman        and Director, Golden American
1475 Dunwoody Drive                     Life Insurance Company, May 1998 to
West Chester, PA 19380                  present; Executive Vice President,
                                        Directed Services, Inc., October 1993
                                        to present; Executive Vice President
                                        and then President, First Golden
                                        American Life Insurance Company of New
                                        York, October 1993 to present.  Age 49.

John R. Barmeyer*        Trustee        Senior Vice President, General Counsel
ING's American Region                   and Secretary of ING America Life
5780 Powers Ferry Road                  Corporation and its subsidiaries
Atlanta, GA 30327-4390                  since 1992.  Age 55.

J. Michael Earley        Trustee        President, and Chief
665 Locust Street                       Executive Officer, Bankers
Des Moines, IA 50309                    Trust Company, Des Moines,
                                        Iowa since July 1992. Age 53.

R. Barbara Gitenstein   Trustee         President, The College of New Jersey
Office of the President                 since January, 1999; Trustee Provost,
The College of New Jersey               Drake University from July 1992 to
                                        December 1998.  Age 50.


                                  60


200 Pennington Road                      Age 50.
Ewing, NJ 08628-0718


Robert A. Grayson       Trustee         Co-founder, Grayson
Grayson Associates                      Associates, Inc. since 1970;
108 Loma Media Road                     Adjunct Professor of Marketing,
Santa Barbara, CA 93103                 New York University School of
                                        Business Administration;
                                        former Director, The Golden
                                        Financial Group, Inc.;
                                        former Senior Vice
                                        President, David & Charles
                                        Advertising.  Age 72.

Myles R. Tashman        Secretary       Executive Vice President,
Golden American Life                    Secretary,Golden American Life
Insurance Co.                           Insurance Company since 1993;
1475 Dunwoody Drive                     General Counsel since July 1996
West Chester, PA 19380                  and Director since January 1998;
                                        Director, Executive Vice President,
                                        Secretary and General Counsel,
                                        Directed Services, Inc. since
                                        August 1994; Executive Vice President,
                                        Secretary, First Golden American Life
                                        Insurance Company of New York; since
                                        1993; General Counsel since July
                                        1996 nd Director since January 1998.
                                        Age 57.

Stanley B. Seidler      Trustee         President, Iowa Periodicals,
P.O. Box 1297                           Inc. since 1990 and
3301 McKinley Avenue                    President, Excell Marketing
Des Moines, IA 50321                    L.C. since 1994.  Age 71.

Mary Bea Wilkinson      Treasurer       Senior Vice President & Treasurer,
Golden American Life                    First Golden American Life Insurance
Insurance Co.                           Company of New York from November 1997
1475 Dunwoody Drive                     to present; Senior Vice President and Treasurer, Golden
West Chester, PA  19803                 American Life Insurance Co. from November 1993 to November 1997;
                                        and President and Treasurer,
                                        Directed Services, Inc.
                                        October 1993 to December
                                        1996.  Age 43.

Roger B. Vincent        Trustee         President, Springwell
Springwell                              Corporation since June 1989; Director
Corporation                             Amerigas Partners, Inc.; Director,
230 Park Avenue                         Tatham Offshore, Inc. since June 1996
New York, NY 10169                      formerly, Managing Director Bankers
                                        Trust Company.  Age 54.


                                   61


Elizabeth J. Newell   Trustee           President and Chief
KRAGIE/NEWELL, Inc.                     Executive Officer of
2633 Fleur Drive                        KRAGIE/NEWELL, Inc. since 1990.
Des Moines, IA 50321                    Age 52.

*Messrs. Chernow and Barmeyer are deemed to be "interested persons" of the Trust pursuant to the Investment Company Act of 1940, as amended.

   As of February 1, 2000, none of the Trustees directly owns shares of the Portfolio. In addition, as of January 31, 2000, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of each Portfolio in the aggregate.

   Each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager receives a fee of $6,000 for each Trustees' meeting attended and any expenses incurred in attending such meetings or carrying out their responsibilities as Trustees of the Trust. With respect to the period ended December 31, 1999, the Trust paid Trustees' Fees aggregating $144,000. The following table shows 1999 compensation by Trustee.

                              COMPENSATION TABLE


       (1)               (2)            (3)                (4)             (5)
                                        Pension or         Total
                         Aggregate      Retirement         Estimated       Compensation
                         Compensation   Benefits Accrued   Annual          From Registrant
Name of Person,          From           As Part of Fund    Benefits Upon   and Fund Complex
Position                 Registrant     Expenses           Retirement      Paid to Trustees

J. Michael Earley        $   24,000     N/A                N/A             $  24,000
   Trustee

R. Barbara Gitenstein    $   24,000     N/A                N/A             $  24,000
   Trustee

Robert A. Grayson        $   24,000     N/A                N/A             $  24,000
   Trustee

Stanley B. Seidler       $   24,000     N/A                N/A             $  24,000
   Trustee

Elizabeth J. Newell      $   24,000     N/A                N/A             $  24,000
   Trustee

Roger B. Vincent         $   24,000     N/A                N/A             $  24,000
   Trustee


 ---------------


   The table below lists each Variable Contract Owner who owns a Variable Contract that entitles the owner to give voting instructions with respect to 5% or more of the shares of the Portfolio as of January 31, 2000.

NAME                        PORTFOLIO               PERCENTAGE
----                        ---------               ----------

David & Anita Swann         Market Manager             16.10%
Charitable Remainder
Trust
950 Massachusetts Ave. #706
Cambridge, MA

Darald Libby                Market Manager             10.05%
Charitable Remainder
Unit Trust
300 N. River Road, Unit 105
Manchester, NH

George Berman               Market Manager              8.95%
Charitable Remainder
Trust
431A Dedham Street
Newton, MA

Sanford Lugear               Market Manager              7.18%
526 Lenox Ave.
Westfield, NJ

   In addition, as of December 31, 1999 the General Account of Golden American owned 12.11% of the shares of the Emerging Markets Portfolio, and 9.52% of the Developing World Portfolio.

THE MANAGEMENT AGREEMENT

   Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Portfolios pursuant to a Management Agreement (the "Management Agreement") between the Manager and the Trust. DSI's address is 1475 Dunwoody Drive, West Chester, PA 19380-1478. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), which, in turn, is a subsidiary of ING Groep N.V. ("ING"). DSI is registered with the Securities and Exchange Commission ("SEC")as an investment adviser and a broker-dealer.

   The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned subsidiary of Equitable of Iowa.

   Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating for all Portfolios, at the Manager's expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio's portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in he Management Agreement. Other responsibilities of the Manager are described in the Prospectus.

   The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

   Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Portfolio Manager is engaged to manage the assets of such Portfolio.

   The Management Agreement continues in effect from year to year so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party. The Management Agreement, dated October 24, 1997, was approved by shareholders at a meeting held on October 9, 1997, and was last approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on November 16, 1999. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

   Prior to October 24, 1997, DSI served as the manager to the Trust pursuant to a Management Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as manager to the Trust pursuant to a Management Agreement dated October 1, 1993.

As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") for the Series indicated below based on the following annual rates of the average daily net assets:

Fully Managed Series, Equity
 Income Series, Rising Dividends
 Series, Value Equity Series,
 Capital Appreciation Series,
 Strategic Equity Series, Small
 Cap Series, Real Estate Series,
 All-Growth Series
 and Hard Assets Series         1.00% on the first $750 million in
                                 combined assets of the Series;
                                0.95% on the next $1.250 billion;
                                0.90% on the next $1.5 billion;
                                0.85% on the amount over $3.5 billion.

Liquid Assets Series and
 Limited Maturity Bond Series   0.60% on the first $200 million in
                                 combined assets of these Series;
                                0.55% on the next $300 million; and
                                0.50% on the amount over $500 million

Capital Growth Series, Growth
 Series and Growth Opportunity
 Series                         1.10% on the first $250 million in
                                 combined assets in these Series;
                                1.05% on the next $400 million;
                                1.00% on the next $450 million; and
                                0.95% on the amount in excess of $1.1 billion

Developing World Series and
 Emerging Market Series         1.75%

Total Return Series, Research
 Series and Mid-Cap Growth
 Series                         1.00% on the first $250 million in
                                 combined assets of these Series
                                0.95% on the next $400 million;
                                0.90% on the next $450 million; and
                                0.85% on the amount in excess of $1.1 billion

 Global Fixed Income Series     1.60%

 Market Manager Series          1.00%

 Managed Global Series          1.25% on the first $500 million and
                                1.50% on the amount over $500 million

Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 1999, 1998 and 1997 were as follows:

For the fiscal year ended December
                          1999                1998               1997
                         ------              ------             ------
Liquid Assets       $   2,109,806       $     796,602       $     289,064

Limited
Maturity Bond       $   1,011,122       $     554,541       $     454,760

Global Fixed Income $     417,531       $     118,137             N/A

Total Return        $   5,323,534       $   1,372,818             N/A

Fully Managed       $   2,566,993       $   2,036,662       $   1,489,990

Equity Income       $   2,708,647       $   2,628,164       $   2,635,937
(formerly Multiple
 Allocation Series)

Rising Dividends    $   7,081,897       $   3,933,978       $   1,794,223

Capital Growth      $   4,168,500       $     994,126              N/A
(formerly Growth
 & Income)

Growth (formerly    $   6,305,623       $     725,286              N/A
Value & Growth)

Value Equity        $   1,296,094       $   1,033,315       $     591,758

Research            $   6,958,337       $   1,716,605              N/A

Managed Global      $   1,688,685       $   1,476,351       $   1,238,852

Capital
Appreciation        $   2,949,797       $   2,170,004       $   1,664,222

Mid-Cap Growth      $   3,592,864       $     708,271              N/A

Strategic Equity    $     979,956       $     614,438       $     394,343

Small Cap           $   2,040,327       $     922,032       $     472,567

Real Estate         $     612,780       $     738,372       $     611,872

Hard Assets         $     372,525       $     370,049       $     462,392

Developing World    $     419,418       $      94,921              N/A

Emerging Markets    $     552,994       $     559,306       $     845,126

Market Manager      $      70,253       $      72,140       $      63,055

All-Growth*         $   1,006,814       $     723,616       $     730,309

Growth
 Opportunities*     $     125,233       $      78,500              N/A

    *  These portfolios are no longer in operation.


PORTFOLIO MANAGERS

The Trust, DSI and each Portfolio Manager have entered into Portfolio
Management Agreements. The Portfolio Management Agreements were approved by the Trustees of the Trust and by shareholders of each Portfolio of the Trust.

Pursuant to the separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee at annual rates which are expressed as percentages of the average daily net assets of each Portfolio.

For the indicated fiscal years ended December 31, the Manager
(not the Trust) paid the Portfolio Managers the following amounts:

                                Fiscal Year Ended
Portfolio Manager       1999            1998            1997
-------------------------------------------------------------------
Zweig Advisors, Inc.

  Equity Income      $   215,809+       $1,349,052      $1,339,369

  Strategic Equity        54,731+          315,395         200,373

T. Rowe Price
Associates, Inc.

  Fully Managed        1,317,856         1,045,430         757,091

  Equity Income          956,804*           N/A              N/A

Equitable Investment
Services, Inc.

  Limited Maturity         N/A              N/A            198,601
  Bond

  Liquid Assets            N/A              N/A             84,766

  Market Manager           N/A              N/A             31,614

ING Investment
Management, LLC

  Limited
  Maturity Bond          394,319           236,197           N/A

  Liquid Asset           424,640           186,305           N/A

  Market Manager          26,402            36,070           N/A

Van Eck Associates Corp.

  Hard Assets            24,137+           189,949         239,949

Chancellor LGT Asset
Management

  Capital
  Appreciation              N/A          1,113,876         845,662

INVESCO(NY)

  Capital
  Appreciation           331,066#            N/A             N/A

Kayne Anderson
Investment
Management LLC

  Rising Dividends     3,117,093         2,019,334         911,678

EII Realty
Investment
Management

  Real Estate            318,778           376,011         310,198


Eagle Asset
Management, Inc.

  Value Equity           616,000           530,407         301,429

Robertson Stephens
& Co., Investment
Management, L.P.

  Growth                 217,927+          371,191++++       N/A

  Capital Growth         250,826+          490,723++++       N/A

Putnam
Investment
Management, Inc.

  Emerging Markets       315,996           319,604         462,738

  Managed Global         945,663           826,757         664,883

Massachusetts
Financial Services
Company

  Research             1,917,105           626,679++++       N/A

  Mid-Cap Growth       2,367,650           300,581++++       N/A

  Total Return         1,440,158           535,501++++       N/A

Baring International
Investment Limited

  Global Fixed
  Income                 117,431            33,226++++       N/A

  Hard Assets            136,749*             N/A            N/A

  Developing World       204,478*             N/A            N/A

Montgomery Asset
Management LLC

  Developing World        11,592+           47,417+*         N/A
  Growth Opportunities    59,958            36,739+*         N/A

Fred Alger
Management, Inc.

  Small Cap            1,061,411           473,285         240,119

AIM Capital
Management, Inc.

  Strategic Equity       455,058*             N/A            N/A

  Capital
  Appreciation         1,203,466++            N/A            N/A

Alliance Capital
Management, LLP

  Capital Growth       1,018,412*             N/A            N/A

Janus Capital Corp.

  Growth               2,791,655*             N/A            N/A

Pilgrim Baxter &
Associates

  All Growth             576,137           408,580         396,195


+       For the period from 1/1/99 to 3/1/99
*       For the period from 3/1/99 to 12/31/99
#       For the period from 1/1/99 to 4/1/99
++      For the period from 4/1/99 to 12/31/99
++++    For the period from 8/17/98 to 12/31/98
+*      For the period from 2/18/98 to 12/31/98
***     For the period from 1/1/98 to 8/17/98
**      For the period from 1/1/98 to2/1/98


The above amounts paid to the Portfolio Managers by DSI represent the following percentages of daily net assets of each respective portfolio:

Portfolio                       1999    1998    1997

Liquid Assets                   0.11%   0.14%   0.18%
Limited Maturity Bond           0.22%   0.25%   0.26%
Global Fixed Income             0.45%   0.45%    NA
Equity Income                   0.42%   0.50%   0.50%
Fully Managed                   0.49%   0.50%   0.50%
Rising Dividends                0.42%   0.50%   0.50%
Growth                          0.50%    NA      NA
Value Equity                    0.46%   0.50%   0.50%
Strategic Equity                0.50%   0.50%   0.50%
Capital Appreciation            0.50%   0.50%   0.50%
Small Cap                       0.50%   0.50%   0.50%
Real Estate                     0.50%   0.50%   0.50%
Hard Assets                     0.42%   0.50%   0.50%
Emerging Markets                1.00%   1.00%   0.73%
Managed Global                  0.70%   0.45%   0.50%
Total Return                    0.33%   0.37%    NA
Research                        0.31%   0.35%    NA
Market Manager                  0.55%   0.50%   0.50%
Mid-Cap Growth                  0.36%   0.40%    NA
Capital Growth                  0.32%   0.53%    NA
Developing World                0.90%   0.90%    NA
All Growth                      0.55%   0.55%   0.50%
Growth Opportunities            0.50%   0.51%    NA



DISTRIBUTION OF TRUST SHARES

 DSI serves as the Portfolio's Distributor. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares.



                PORTFOLIO TRANSACTIONS AND BROKERAGE



INVESTMENT DECISIONS

   Investment decisions for each Portfolio are made by the Portfolio Manager of each Portfolio. Each Portfolio Manager has investment advisory clients other than the Portfolio. A particular security may be bought or sold by a Portfolio Manager for clients even though it could have been bought or sold for other clients at the same time.
It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

   The Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio.

BROKERAGE AND RESEARCH SERVICES

   The Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. There is generally no stated commission in the case of fixed income securities, which are generally traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions.
Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

   As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

   A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

   Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio
Manager to receive and retain such compensation.  The Portfolio
Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

   SEC rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with Portfolio Managers or to Portfolio Managers that are broker-dealers and will review these procedures periodically, Zweig Securities
Corp., Robertson Stephens Securities Corp., Raymond James &
Associates, Inc., and Fred Alger & Company, Incorporated Montgomery Securities, Inc. are registered broker-dealers, and each is an affiliate of a Portfolio Manager. Barings Securities Corporation,
Furman Selz Securities Corp. and ING Securities are also registered broker-dealers and each is an affiliate of Directed Services, Inc.
the Manager to the CGC Trust. Certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited are broker-dealers affiliated with T. Rowe Price Associates, Inc. Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

For the fiscal year ended December 31, 1999, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage and the affiliate is also noted):


                                                                                 Percent of
                                    Total Amount of     Percent of Total         Portfolio's
                Total Amount of     Commissions Paid    Commissions Paid       Dollar Amount of
Portfolio       Commissions Paid      to Affiliates       to Affiliates          Transactions       Affiliate
---------       ----------------    ----------------    ----------------    -------------------     ---------
Equity Income      $  385,973       $       529                  0.14%               0.11%          Baring Sec. Corp.

Strategic Equity      308,351                36                  0.01                0.01           Furman Selz

Fully Managed         193,754               138                  0.07                0.03           Baring Sec. Corp.

Real Estate           135,831                84                  0.06                0.06           Furman Selz

Emerging Markets      328,626             2,046                  0.62                0.55           Furman Selz

Small Cap             348,126           335,228                 96.30               94.66           Fred Alger & Co.

Developing World      109,065                39                  0.03                0.03           Baring Sec. Corp.

Capital Growth      2,123,846            10,860                  0.51                0.44           Baring Sec. Corp.

Growth              1,176,883             6,370                  0.54                0.22           Baring Sec. Corp.

Research            1,683,542               708                  0.04                0.81           Furman Selz
                                          3,102                  0.18                               Baring Sec. Corp.
                                          8,238                  0.49                               BHF Sec.

Total Return          589,063             4,974                  0.84                0.90           Furman Selz
                                            300                  0.05                               Baring Sec. Corp.

Mid-Cap Growth      1,487,342               162                  0.01                0.01           BHF Sec.



For the fiscal year ended December 31, 1998, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage and the affiliate is also noted):


                                    Total Amount of     Percent of Total
                Total Amount of     Commissions Paid    Commissions Paid
Portfolio       Commissions Paid      to Affiliates       to Affiliates         Affiliate
---------       ----------------    ----------------    ----------------        ---------
Equity Income       $  263,419      $        568                 0.22       Baring Sec. Corp.
                                          30,926                11.74       Zweig Sec. Corp.

                                           2,484                 0.88       Raymond James & Assoc.

Strategic Equity      170,714                160                 0.09       Zweig Sec. Corp.

Fully Managed         202,689                225                 0.11       Furman Selz

All Growth            204,680                978                 0.48       Furman Selz

Growth Opportunities   24,964                 78                 0.31       Furman Selz

Capital Appreciation  365,400              9,000                 2.97       Furman Selz

Real Estate           104,920              1,344                 1.28       Furman Selz

Value Equity          490,592              1,032                 0.21       Furman Selz
                                          12,768                 2.60       Raymond James & Assoc.

Emerging Markets      190,071              5,638                 2.97       Baring Sec. Corp.
                                             611                 0.48       ING Sec.

Managed Global      1,487,342              1,041                 0.16       Baring Sec. Corp.
                                              55                 0.01       ING Sec. Corp.

Small Cap             266,848            262,004                98.18       Fred Alger & Co.

Developing World       36,384

Capital Growth        612,148              4,404                 0.72       Furman Selz
                                          70,671                11.54       Robertson Stephens
                                                                              Sec. Corp.

Growth                330,923              6,624                 2.00       Furman Selz
                                           4,963                 1.50       Robertson Stephens
                                                                              Sec. Corp.

Total Return          189,846              4,974                 0.84       Furman Selz



For the fiscal year ended December 31, 1997, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage and the affiliate is also noted):


                                    Total Amount of     Percent of Total
                Total Amount of     Commissions Paid    Commissions Paid
Portfolio       Commissions Paid      to Affiliates       to Affiliates         Affiliate
---------       ----------------    ----------------    ----------------         ---------
Equity Income         315,130             33,263                10.55       Zweig Securities Corp.

Strategic Equity       82,710              1,788                 2.16       Zweig Securities Corp.

Hard Assets           249,483               900                  0.36       Raymond James & Associates

Value Equity          219,706             13,239                 0.03       Raymond James & Associates


   Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Manager and Portfolio Manager of the Hard Assets, Developing World and Global Fixed Income Portfolios. Zweig Securities Corp. is an affiliate of Zweig Advisors, Inc., the former Portfolio Manager to the Strategic Equity and Equity Income (formerly, the Multiple Allocation Series) Portfolios. Raymond James & Associates is an affiliate of Eagle asset Management, Inc., Portfolio Manager of the Value Equity Portfolio. Furman Selz Securities Corp. is an affiliate of the Manager, as each is owned by ING Groep. Robertson, Stephens Securities Corp. is an affiliate of Robertson, Stephens & Company Investment Management, LP, the former Portfolio Manager of the Growth Portfolio and the Growth & Income Portfolio. Fred Alger & Company is an affiliate of Fred Alger Management, Inc., Portfolio Manager to the Small Cap Portfolio.

   The Manager, Directed Services, Inc., is an affiliate of the GCG
Trust.


                           NET ASSET VALUE


   As indicated under "Net Asset Value" in the Prospectuses, the Portfolio's net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., Eastern time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.

   The Liquid Asset Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

   The Securities and Exchange Commission's regulations require the Liquid Asset Portfolio to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Portfolio also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities determined by the Portfolio Manager under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                       PERFORMANCE INFORMATION

   The Trust may, from time to time, include the current yield and effective yield of its Liquid Asset Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for the Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Portfolios offer their shares.

   Current yield for Liquid Asset Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro- rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Liquid Asset Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [((Base Period Return) + 1) ^ 365/7] - 1

   Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the Securities and Exchange Commission), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2 [((a-b)/cd  + 1)^6 - 1]

     where,

          a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
          d = the maximum offering price per share on the last day of the period.

   Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following is the average annual total return for the periods indicated ended December 31, 1999 for each Portfolio of the GCG Trust:

                             Since
Portfolio                  Inception   10 years     5 years     1 year      Date of
                                                                           Inception
Equity Income                8.75%       8.67%      10.31%      (0.72)%     1/24/89

Fully Managed                8.83%       9.27%      12.90%       6.92%      1/24/89

Limited Maturity
  Bond                       6.27%       5.90%      6.08%        1.13%      1/24/89

Real Estate                  8.35%       9.29%      10.03%      (3.81)%     1/24/89

Growth Opportunities         8.98%*                             20.13%      2/18/98

Hard Assets                  6.66%       5.46%       6.35%      23.36%      1/24/89

Liquid Asset                 5.11%       4.82%       5.08%       4.74%      1/24/89

Capital
Appreciation                17.10%                  23.17%      24.64%      5/4/92

Rising Dividends            18.05%                  22.11%      15.88%      10/4/93

Emerging
Markets                      4.26%                   4.22%      85.30%      10/4/93

Market Manager              23.04%                  23.60%      16.59%      11/14/94

Value Equity                14.24%                               0.51%      1/3/95

Strategic Equity            21.97%                              56.24%      10/2/95

Small Cap                   24.69%                              50.61%      1/3/96

Managed Global**            14.50%                  23.36%      63.30%      10/21/92

Research                    29.10%*                             24.23%      8/14/98

Mid Cap Growth              69.91%*                             79.05%      8/14/98

Capital Growth              26.50%*                             25.56%      8/14/98

Growth                      67.67%*                             78.13%      8/14/98

Total Return                 7.51%                               3.38%      8/14/98

Global Fixed
  Income                    (0.96)%                             (8.62)%     8/14/98

Developing World              9.87%                              61.66%     2/18/98

All Growth                  12.77%      13.25%      24.26%      109.93%     1/24/89

    *   Annualized
    ** The Managed Global Portfolio is a successor to the Managed Global account of Separate Account D of Golden American. As of September 3,
        1996, the investment-related assets of the Managed Global Account of Separate Account D were transferred to a newly created division of Separate Account B of Golden American. Simultaneously Separate
        Account B exchanged the investment-related assets for shares of the Managed Global Portfolio, a newly created Portfolio of the Trust.
        The average annual total return information is restated from the Managed Global Account of Separate Account D. The total return figures reflect the deduction of certain expenses, and covers the period October 21, 1992 (commencement of operations) to December 31,
        1999 and the five- and one-year periods ended December 31, 1999.

   The Investors, Large Cap Value and All Cap Portfolios did not commence operations until the year 2000 and, therefore, no past performance information is available for them.

   Each Portfolio may be categorized as to its market capitalization make-up ("large cap," mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A
Portfolio average or median market capitalization may also be cited.
Certain other statistical measurements may be used to provide measures of a Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.

   Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

   Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i)
the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones
Industrial Average ("DJIA"), the Lehman Brothers Government Bond
Index, the Donoghue Money Market Institutional Averages, the Lehman
Brothers Government Corporate Index, the Salomon High   Yield Index,
or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper
Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment
objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio.  Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


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   Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

   In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

   In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                                TAXES


   Shares of the Portfolios are offered only to the Separate Accounts that fund Variable Contracts. See the respective prospectuses for the Variable Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Variable Contracts and the holders thereof.

   Each Portfolio has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income
(including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S.
Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

                                   67


   Each Portfolio must, and intends to also comply with, the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

   If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits.
Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

   Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year
distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply to certain Portfolios whose only shareholders are segregated asset accounts of life
insurance companies held in connection with Variable Contracts.   To
avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

   The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

   Foreign Investments -- Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

   The Portfolios listed above may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges.
In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.


                                   68


   The foregoing is only a general summary of some of the important
Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.


                          OTHER INFORMATION


CAPITALIZATION

   The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, an open-end management investment company and currently consists of twenty-five
Portfolios. The twenty-four Portfolios that are discussed in this Statement of Additional Information and accompanying prospectuses and a Portfolio that is described in an additional prospectus and statement of additional information are operational. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders, the Separate Accounts.
When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. All of the Trust's Portfolios are diversified with the exception of Global
Fixed Income and Mid-Cap Growth.

   On January 31, 1992, the name of the Trust was changed to The GCG
Trust.  Prior to that change, the name of the Trust was The Specialty
Managers Trust.

VOTING RIGHTS

   Shareholders of the Portfolio are given certain voting rights.
Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

   Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services.
The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The
Trust is required to assist in shareholders' communications.

PURCHASE OF SHARES

   Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other

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investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

   Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

   Shares of any Portfolio may be redeemed on any business day.
Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

EXCHANGES

   Shares of any one Portfolio may be exchanged for shares of any of the other Portfolios described in the Prospectus. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.
Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

   The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in the Liquid Asset
Portfolio or any successor to such Portfolio.

CUSTODIAN AND OTHER SERVICE PROVIDERS

   The Custodian for the Portfolio is The Bank of New York, One
Wall Street, New York, NY 10286. PFPC, Inc., a Delaware corporation, located at 103 Belleve Parkway, Wilmington, DE 19809, provides administrative and portfolio accounting services for all Portfolios.


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INDEPENDENT AUDITORS

   Ernst & Young LLP, Two Commerce Square, Suite 4000,
2001 Market Street, Philadelphia, Pennsylvania 19103.

COUNSEL

   Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, NW,
Washington, D.C. 20004-2440 serves as counsel to the Trust.

REGISTRATION STATEMENT

   This Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration
Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.

   The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

   Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

   The Trust's audited financial statements dated December 31, 1999 for all Portfolios (except the Fund for Life Portfolio), including the financial highlights and related notes thereto, and the Report of Ernst
& Young LLP, independent auditors, are incorporated by reference in this Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1999.

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               APPENDIX 1: DESCRIPTION OF BOND RATINGS



   Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

   Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree;
often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

   Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking;
and 3 indicates a ranking toward the lower end of the category.

   Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

   AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal;
whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.


DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND
INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIB 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following


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designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

     PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND
SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT
COMMERCIAL PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."





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